                                                       Registration No. 811-1136
                                                       Registration No. 2-19458
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [_]
                     Post-Effective Amendment No.  94                       [X]
                                                 ------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [_]
                                    Amendment No.  94                       [X]
                                                 ------

                        (Check appropriate box or boxes)

                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                      Copies To:

James R. Schmank, President                           Amy J. Lee, Secretary
Security Equity Fund                                  Security Equity Fund
One Security Benefit Place                            One Security Benefit Place
Topeka, KS 66636-0001                                 Topeka, KS 66636-0001
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate  box):

[_]  immediately  upon filing pursuant to paragraph (b)
[X]  on January 31, 2003, pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on January 31, 2003, pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on January 31, 2003, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]  this  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment

                              SECURITY EQUITY FUND

                                    FORM N-1A

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

ITEM 22.  FINANCIAL STATEMENTS

Security  Equity Fund's Annual Report for the period ended September 30, 2002 is incorporated herein by reference to the Registrant's N-30D filing,  Registration
No. 2-19458 (filed December 6, 2002).

PROSPECTUS

February 1, 2003

|_|  Security Large Cap Value Fund
     (formerly Security Growth and Income Fund®)

|_|  Security Equity Fund®

|_|  Security Alpha Opportunity Fund(SM)

|_|  Security Global Fund

|_|  Security Mid Cap Value Fund

|_|  Security Small Cap Growth Fund

|_|  Security Enhanced Index Fund

|_|  Security International Fund

|_|  Security Select 25 Fund

|_|  Security Large Cap Growth Fund

|_|  Security Technology Fund

|_|  Security Mid Cap Growth Fund
     (formerly Security Ultra Fund)

             -----------------------------------------------------
             The  Securities  and  Exchange   Commission  has  not
             approved or  disapproved  these  securities or passed
             upon   the   adequacy   of   this   prospectus.   Any
             representation to the contrary is a criminal offense.
             -----------------------------------------------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment  objective and principal  investment  strategies for each Fund. The Board of Directors may change a Fund's  investment  objective without shareholder approval. As with any investment,  there can be no guarantee the Funds will achieve their investment objectives.

Security Large Cap Value Fund

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  S&P BARRA Value Index
Sub-Adviser:  The Dreyfus Corporation

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INVESTMENT OBJECTIVE
--------------------

The Large Cap Value Fund seeks long-term growth of capital.

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PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least  80% of its net  assets  (plus  borrowings  for  investment  purposes)  in large-capitalization  value  companies  (those  whose total  market  value is $5 billion or greater at the time of purchase).  The Fund's stock  investments  may include common stocks,  preferred stocks and convertible securities of both U.S.
and U.S. dollar-denominated foreign issuers.

In  choosing  stocks,  the  Sub-Adviser,  The  Dreyfus  Corporation,  invests in value-oriented  companies.  Value-oriented  companies  are  companies  that  are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. The Sub-Adviser uses a blend of quantitative  analysis and fundamental research to identify stocks that appear  favorably  priced  and that may  benefit  from the  current  market  and economic environment. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as:

o  New products or markets
o  Opportunities for greater market share
o  More effective management
o  Positive changes in corporate structure or market perception

The Fund may invest a portion of its assets in options  and  futures  contracts.
These  instruments  are used primarily to hedge the Fund's  portfolio but may be used to increase returns.

The Fund  typically  sells a security  when it is no longer  considered  a value company,  appears  less likely to benefit  from the current  market and economic
environment,   shows   deteriorating   fundamentals   or  falls   short  of  the
Sub-Adviser's expectations.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash, government bonds or money market securities. Although the
Fund would do this only in seeking  to avoid  losses,  the Fund may be unable to pursue  its  investment  objective  during  that time,  and it could  reduce the benefit from any upswing in the market.

Security Equity Fund

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  S&P 500 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Equity Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes)  in a widely-diversified  portfolio of equity  securities,  which may include American
Depositary  Receipts  ("ADRs") and  convertible  securities.  The Fund typically invests in the equity  securities  of  companies  whose total market value is $5 billion or greater at the time of purchase.

In choosing equity securities, Security Management Company, LLC (the "Investment
Manager") uses a blended approach,  investing in growth stocks and value stocks.
Growth-oriented stocks are stocks of established companies that typically have a record of consistent  earnings growth.  The Investment Manager typically chooses larger,  growth-oriented  companies.  The Investment Manager will also invest in value-oriented  stocks to attempt to reduce  the  Fund's  potential  volatility.
Value-oriented  companies are companies  that are believed to be  undervalued in terms of price or other  financial  measurements  and that are  believed to have above  average  growth  potential.  In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining liquidity.

The Fund  typically  sells a security  when the  reasons for buying it no longer apply,  when the  company  begins  to show  deteriorating  fundamentals  or poor relative performance, or falls short of the Investment Manager's expectations.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Security Alpha Opportunity Fund

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  S&P 500 Index
Sub-Adviser:  Mainstream Investment Advisers, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The Alpha Opportunity Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its  objective by investing,  under normal  market  conditions, approximately 50% of its total assets in an active value strategy managed by the
Fund's Sub-Adviser,  Mainstream  Investment Advisers,  LLC, and 50% of its total assets in a passive index strategy managed by the Investment Manager.  All daily cash inflows and outflows  will be allocated to the passive index portion of the
Fund in order to minimize the potential  negative  impact of daily cash flows to the Sub-Adviser's investment strategy. Once a month, the Investment Manager will rebalance the portfolio to an allocation of approximately 50% of total assets to each  strategy.  The  allocation  between  the  portions of the  portfolio  upon rebalancing may range between 40% and 60% of total assets to each strategy.

The  Fund  pursues  its  active  value   strategy  by  investing   primarily  in
publicly-traded  equity  securities,  principally common stocks, but to a lesser degree in convertible bonds,  convertible  preferred stocks,  stock warrants and rights. If there is an insufficient  number of available  securities meeting the purchase  criteria of the  Sub-Adviser,  the Fund may also hold a portion of its assets  in  cash  and  money  market  instruments,  and  such  holdings  may  be substantial.  Dividend and interest income will be an incidental  consideration.
The Fund may engage in short sales of securities believed to be overvalued.

The  Sub-Adviser  seeks to  identify  individual  stocks  with solid  underlying financial  fundamentals,  trading at levels  representing  value relative to the market  generally.  The Sub-Adviser  uses technical and  fundamental  methods of analysis to choose stocks for the Fund's portfolio.  The technical analyses used include a relative  strength  index  ("RSI"),  price  moving  averages and price relative to historical market averages.

The  Sub-Adviser  also uses  bottom-up  analysis by valuing the 2,000 or so most actively traded stocks in the marketplace.  The bottom-up analysis reviews stock prices in  relationship  to their stock price moving  averages and ranks them by their RSIs. A purchase  candidate is identified as a stock that is at fair value or  undervalued  to the  marketplace.  A sale candidate is identified as a stock that is expensive or  overbought.  These action  candidates  are then grouped by industry. The Sub-Adviser prefers that the candidates demonstrate heavy industry concentrations.  The  Sub-Adviser  also  considers  the industry and  underlying financial  fundamentals of the action  candidates.  Where the  fundamentals  are encouraging,  the stocks may be  purchased.  Stocks  with high RSIs may be sold.
Stocks with high RSIs and with deteriorating fundamentals may be sold short. The
Sub-Adviser  actively  manages the active value portion of the Fund's  portfolio and will buy and sell securities  frequently.  This active trading will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

A top-down  evaluation of the stock and bond markets,  primarily  based on their
RSIs is also used. A high RSI  indicates  that the  marketplace  is expensive or overbought;  conversely, a low RSI indicates that the marketplace is inexpensive or oversold. The Sub-Adviser uses the RSI in combination with an analysis of the short-term  outlook for  corporate  earnings,  interest  rates,  currencies  and commodities to determine the overall stock to cash and long stock to short stock allocations.

The Fund pursues its passive index  strategy by investing in equity  derivatives backed by a portfolio of fixed income securities. The Fund may invest in futures contracts,  options,  options on futures  contracts,  swaps and other derivative instruments. The value of equity derivatives closely tracks changes in the value of the index.  The equity  derivatives  may be purchased  with a fraction of the assets that would be needed to purchase equity securities directly,  so that the remainder  of the Fund's  assets  which are  allocated  to this  strategy may be invested in fixed income securities. The Investment Manager actively manages the fixed  income  securities  backing  the equity  derivatives  with a view  toward enhancing  the Fund's total return.  The Fund's  overall  portfolio  duration is normally not expected to exceed one year.

Although this portion of the Fund's  portfolio does not normally invest directly in S&P 500 securities,  when equity derivatives appear to be overvalued relative to the S&P 500, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500
Index is a well known stock market index composed of 500 selected  common stocks that  represent  approximately  two-thirds of the total market value of all U.S.
common  stocks.  Individual  stocks are  selected  based on an  analysis  of the historical  correlation between the return of every S&P 500 stock and the return of the S&P 500 itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio,  dividend growth,  and cash flows to choose  among  stocks that  satisfy  the  correlation tests.  Stocks chosen for the Fund are not limited to those with any  particular weighting  in the S&P 500.  The Fund may also  invest in exchange  traded  funds based on the S&P 500, such as Standard & Poor's Depositary Receipts.

The fixed income securities in which the Fund invests include  securities issued or  guaranteed  by the  U.S.  Government,  its  agencies  or  instrumentalities;
corporate debt securities of U.S.  issuers,  including  convertible  securities;
mortgage  backed and other  asset-backed  securities;  and bank  certificates of deposit, fixed time deposits and bankers' acceptances. The Fund may invest up to
10% of its total  assets in high  yield  securities  ("junk  bonds")  rated B or higher by Moody's or S&P, or, if unrated,  determined by the Investment  Manager to be of comparable quality.

Although the Fund invests principally in U.S.  securities,  it may, from time to time,  invest in securities of companies  located outside the U.S.,  principally through American Depositary Receipts traded on U.S. markets.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Fund would do this only in seeking  to avoid  losses,  the Fund may be unable to pursue  its  investment  objective  during  that time,  and it could  reduce the benefit from any upswing in the market.

Security Global Fund

FUND FACTS
--------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  MSCI World Index
Sub-Adviser:  OppenheimerFunds, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

The Global Fund seeks long-term growth of capital primarily  through  investment in securities of companies in foreign countries and the United States.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, in a diversified  portfolio of securities  with at least 65% of its total assets in at least  three  countries,  one of which  may be the  United  States.  The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation  possibilities.  While the Fund may  invest  in the  United  States,  there is no limit on its  foreign investments.  Investments in debt securities may be made when market  conditions are uncertain.

The Fund may also invest a portion of its assets in options,  futures  contracts and  foreign  currencies,  which may be used to hedge the Fund's  portfolio,  to increase  returns or to maintain  exposure to the equity  markets.  The Fund may also invest in emerging market countries.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.  This active  trading will  increase the costs the Fund  incurs  and may  increase  the amount of tax an  investor  pays on the
Fund's returns.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined thematic approach to choose securities in foreign and U.S. markets.  By considering the effect of key worldwide  growth trends,  the  Sub-Adviser  focuses on areas they believe offer some of the best opportunities for long-term growth.  These trends include:  (1)
the growth of mass  affluence;  (2) the  development  of new  technologies;  (3)
corporate restructuring; and (4) demographics.

The Sub-Adviser currently looks for the following:

o  Stocks of small, medium and large growth-oriented companies worldwide
o  Companies that stand to benefit from one or more global growth trends
o  Businesses  with  strong  competitive  positions  and high  demand  for their products or services
o  Cyclical  opportunities  in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign  investing,  such as  currency  fluctuations,  the
Sub-Adviser   generally   diversifies  the  Fund's  investments  broadly  across
countries and industries.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Fund would do this only in seeking  to avoid  losses,  the Fund may be unable to pursue  its  investment  objective  during  that time,  and it could  reduce the benefit from any upswing in the market.

Security Mid Cap Value Fund

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  S&P MidCap 400/Barra Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Mid Cap Value Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes)  in a diversified  portfolio of equity  securities  that, when purchased,  have market capitalizations  that are similar to those of  companies  in the S&P Mid Cap 400
Index.   The  index   currently   consists  of  securities  of  companies   with
capitalizations  that range from $135 million to $8 billion.  Equity  securities include common stock, rights, options, warrants and convertible debt securities.
The Fund may also invest in ADRs.

The  Investment   Manager   typically  chooses  equity  securities  that  appear
undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies,  the securities  included in the Fund's portfolio typically  consist of small- to medium-sized  companies.  The Fund is subject to the risks associated with investing in small capitalization companies.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining  liquidity.  Certain  investment  company securities and other securities  in which the Fund may invest are  restricted  securities,  which are illiquid.

The Fund may sell a security if it is no longer  considered  undervalued or when the company begins to show deteriorating fundamentals.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Security Small Cap Growth Fund

FUND FACTS
--------------------------------------------------
 Objective:  Long-term growth of capital
 Benchmark:  Russell 2000 Growth Index
Sub-Adviser  RS Investment Management, L.P.

--------------------
INVESTMENT OBJECTIVE
--------------------

The Small Cap Growth Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The  Fund  pursues  its   investment   objective  by  investing,   under  normal
circumstances,  at least 80% of its net assets (plus  borrowings  for investment purposes) in equity securities of companies with market  capitalizations of $750 million  or  less  at  the  time  of  investment  that,  in the  opinion  of the
Sub-Adviser,  RS Investment  Management,  L.P., have the potential for long-term capital  growth.  Equity  securities  include common and preferred  stocks,  and warrants and securities convertible into common or preferred stocks.

The Fund may invest the  remainder of its assets in  securities  of companies of any size.  The Fund may also engage in short sales of  securities  it expects to decline  in  price.  The Fund will  likely  invest a  portion  of its  assets in technology and internet-related companies.

In  selecting  investments  for the  Fund,  the  Sub-Adviser  seeks to invest in companies with sustainable  revenue and earnings  growth,  companies that have a sustainable  competitive  advantage,  superior  financial  characteristics,  and strong  management,  and companies that are not  widely-followed  by Wall Street analysts.  The Fund may sell a stock  when the  reasons  for buying it no longer apply or when the stock's price fully reflects what the Sub-Adviser  believes to be the company's value.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash,  fixed-income  securities,  money  market  securities  or repurchase agreements.  Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Security Enhanced Index Fund

FUND FACTS
--------------------------------------------------
  Objective:  Outperform the S&P 500 Index
  Benchmark:  S&P 500 Index
Sub-Adviser:  Deutsche Asset Management, Inc.

--------------------
INVESTMENT OBJECTIVE
--------------------

The Enhanced  Index Fund seeks to  outperform  the S&P 500 Index  through  stock selection  resulting in different  weightings of common  stocks  relative to the index.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 80% of its net assets (plus borrowings for investment  purposes) in equity
securities   of   companies   in  the  S&P  500  Index  and  futures   contracts
representative  of the stocks  which  make up the index.  The S&P 500 Index is a well-known  stock  market  index  composed of 500  selected  common  stocks that represent approximately  two-thirds of the total market value of all U.S. common stocks.

Using a quantitative  discipline,  the Sub-Adviser,  Deutsche Asset  Management,
Inc.,  determines  whether  the Fund  should (1)  overweight  - invest more in a particular  stock,  (2) underweight - invest less in a particular  stock, or (3)
hold a neutral  position in the stock - invest a similar  amount in a particular stock,  relative  to  the  proportion  of the  S&P  500  Index  that  the  stock represents.  While the  majority  of issues  held by the Fund will be similar to those  comprising the S&P 500,  unlike a S&P 500 index fund,  approximately  150 issues will be over- or  underweighted  relative to the index. In addition,  the
Sub-Adviser  may determine that certain S&P 500 stocks should not be held by the
Fund in any amount. The Sub-Adviser believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

The Fund may maintain up to 25% of its assets in short-term  debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase return potential or to maintain exposure to the equity markets.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Security International Fund

FUND FACTS
--------------------------------------------------
  Objective:  Long-term capital appreciation
  Benchmark:  MSCI EAFE Index
Sub-Adviser:  Templeton Investment Counsel, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The International Fund seeks long-term capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 65% of its assets in at least three  different  countries,  other than the
United States.  The Fund will normally invest primarily in equity  securities of
companies  located  outside  the  United  States,   including   emerging  market
countries.  The equity  securities in which the Fund may invest  include  common stock,  preferred  stock,  trust or limited  partnership  interests,  rights and warrants and convertible  securities (consisting of debt securities or preferred stock  that may be  converted  into  common  stock or that  carry  the  right to purchase common stock).

The Fund may  invest a portion  of its assets in  companies  with  small  market capitalizations (generally companies with market capitalizations of less than $1 billion).  The Fund may also invest in American,  European and Global Depositary
Receipts,  which are  certificates  typically  issued by a bank or trust company that  give a holder  the right to  receive  securities  issued  by a foreign  or domestic company. The Fund, from time to time, may have significant  investments
in  one  or  more  countries  or  in  particular  sectors,   such  as  financial
institutions or industrial companies.

When  choosing  equity  investments  for the Fund,  the  Sub-Adviser,  Templeton
Investment  Counsel,  LLC,  employs  a  "bottom-up,"  value-oriented,  long-term approach, focusing on the market price of a company's securities relative to the
Sub-Adviser's  evaluation of the company's long-term  earnings,  asset value and cash flow potential.  The Sub-Adviser also considers a company's  price/earnings ratio,  profit  margins and  liquidation  value.  In choosing  investments,  the
Sub-Adviser  will  typically  visit the issuers of a  prospective  investment to assess critical  factors such as management  strength and local  conditions.  In selecting  securities for the Fund, the  Sub-Adviser  attempts to identify those companies that offer  above-average  opportunities  for capital  appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Fund may invest in futures contracts,  options, options on futures contracts and other derivative strategies.  These investments,  when made, are for hedging purposes.  If the Fund uses futures  contracts  for  non-hedging  purposes,  the margin and premiums required to make those investments will not exceed 5% of the
Fund's net asset value after taking into account  unrealized  profits and losses on the contracts.

The Fund  typically  sells a security  when the  reasons for buying it no longer apply,  or when the issuer  begins to show  deteriorating  fundamentals  or poor relative performance.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Security Select 25 Fund

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  S&P 500 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Select 25 Fund® seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by focusing its investments in a core position of
20-30 common stocks of growth  companies which have exhibited  consistent  above average earnings and/or revenue growth.  The Fund is  non-diversified as defined in the  Investment  Company  Act of 1940,  which means that it may hold a larger position  in a  smaller  number  of  securities  than a  diversified  fund.  The
Investment  Manager  selects what it believes to be premier growth  companies as the core position for the Fund using a "bottom-up"  approach in selecting growth stocks.  A  bottom-up  approach  means  that the  Investment  Manager  primarily analyzes  the  fundamentals  of  individual  companies  rather than  focusing on broader  market or sector  themes.  When  analyzing  individual  companies,  the
Investment  Manager  considers  various  factors,  which  may  include  relative
earnings  growth,   profitability  trends,  the  company's  financial  strength, valuation  analysis  and  strength of  management.  Portfolio  holdings  will be replaced when one or more of a company's  fundamentals  have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Fund may invest a portion of its assets in options  and  futures  contracts.
These  instruments  may be used to  hedge  the  Fund's  portfolio,  to  maintain exposure to the equity markets or to increase returns.

The Fund also may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index. The Fund may use these index-based  investments as a way of managing its cash position or to gain  exposure  to the equity  markets or a  particular  sector of the equity market, while maintaining liquidity.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Security Large Cap Growth Fund

FUND FACTS
--------------------------------------------------
Objective:  Long-term growth of capital
Benchmark:  Russell 1000® Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Large Cap Growth Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 80% of its net assets (plus borrowings for investment  purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of the Investment Manager, have long-term capital growth potential.  The
Investment Manager defines large  capitalization  companies as those whose total market  value is at least $5 billion at the time of  purchase.  The Fund invests primarily  in a portfolio  of common  stocks,  which may include  ADRs and other securities  with common stock  characteristics,  such as securities  convertible into common  stocks.  The Fund is  non-diversified  as defined in the Investment
Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified  fund. The Fund also may concentrate its investments in a particular  industry that  represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index.  Concentration  means investment of more than 25% of the value of the  Fund's  assets  in any one  industry.  The
Fund's  concentration  policy  would  allow the Fund to  overweight  an industry relative to the index even if such overweighting  resulted in investment of more than  25%  of the  Fund's  assets  in  that  industry.  Currently,  no  industry represents 20% or more of the index.

The  Investment  Manager  uses  a  growth-oriented  strategy  to  choose  equity securities, which means that it invests in companies whose earnings are believed to be in a  relatively  strong  growth  trend.  In  identifying  companies  with favorable growth  prospects,  the Investment  Manager  considers factors such as prospects for above-average  sales and earnings growth;  high return on invested
capital;   overall  financial  strength;   competitive   advantages,   including
innovative products and services;  effective  research,  product development and marketing; and stable, effective management.

The Fund may also  invest  a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show  deteriorating  fundamentals or poor relative performance.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

Security Technology Fund

FUND FACTS
--------------------------------------------------
  Objective:  Long-term capital appreciation
  Benchmark:  Goldman Sachs Technology Index
Sub-Adviser:  Wellington Management Company, LLP

--------------------
INVESTMENT OBJECTIVE
--------------------

The Technology  Fund seeks  long-term  capital  appreciation by investing in the equity securities of technology companies.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 80% of its net assets (plus  borrowings  for  investment  purposes) in the equity  securities of technology  companies.  The Technology  sector consists of companies that are engaged in the  development,  production,  or distribution of technology-related  products  or  services.  These  include  computer  software, computer hardware,  semiconductors and equipment,  communication  equipment, and internet and new media companies.  The Fund is non-diversified as defined in the
Investment  Company  Act of 1940  and  expects  to hold  approximately  30 to 50 positions.  The Fund will  concentrate its investments in industries  within the technology  sector. The Fund may invest up to 40% of its total assets in foreign securities.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.  This is active  trading and will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the
Fund's returns.

The Sub-Adviser,  Wellington  Management Company, LLP, uses fundamental analysis to  choose  technology  securities  in  foreign  and U.S.  markets.  The  Fund's investment  approach  is based on  analyzing  the  competitive  outlook  for the technology  sector,  identifying  those  industries  likely to benefit  from the
current  and   expected   future   environment,   and   identifying   individual
opportunities. The Sub-Adviser's evaluation of technology companies rests on its solid  knowledge of the overall  competitive  environment  including  supply and demand characteristics,  trends,  existing product evaluations,  and new product developments  within the technology sector.  Fundamental  research is focused on direct contact with company management, suppliers, and competitors.

Asset  allocation  within the Fund  reflects  the  Sub-Adviser's  opinion of the relative  attractiveness  of stocks  within  the  industries  of the  technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness,  and the number of undervalued  opportunities  in each industry.
Opportunities dictate the magnitude and frequency of changes in asset allocation among industries,  but some representation typically is maintained in each major industry,  including  computer software,  computer hardware,  semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

o  Anticipated positive change in operating results
o  Unrecognized or undervalued capabilities

o  The quality of management  indicates  that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Fund when:

o  Target prices are achieved
o  Earnings  and/or  return  expectations  are  marked  down due to  fundamental changes in the company's operating outlook
o  More attractive value in a comparable company is available.

The Fund may invest in  securities  denominated  in any  currency.  The Fund may invest a  portion  of its  assets  in  options,  futures  and  forward  currency contracts.  Generally,  these derivative instruments involve the obligation,  in the case of futures  and  forwards,  or the right,  in the case of  options,  to purchase or sell financial instruments in the present or at a future date. These derivative strategies will be used:

o  To adjust the portfolio's exposure to a particular currency
o  To manage risk
o  As a substitute for purchasing or selling securities

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash,  fixed-income  securities,  money  market  securities  or repurchase agreements.  Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Security Mid Cap Growth Fund

FUND FACTS
--------------------------------------------------
Objective:  Capital appreciation
Benchmark:  S&P MidCap 400/Barra Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Mid Cap Growth Fund seeks capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing,  under normal market conditions, at least 80% of its net assets  (plus  borrowings  for  investment  purposes)  in a diversified  portfolio of equity  securities  that, when purchased,  have market capitalizations  that are similar to those of  companies  in the S&P Mid Cap 400
Index.   The  index   currently   consists  of  securities  of  companies   with
capitalizations  that range from $135 million to $8 billion.  Equity  securities include common stock, rights, options, warrants and convertible debt securities.

The  Investment   Manager  selects  equity   securities  that  it  believes  are
attractively  valued with the greatest potential for appreciation.  The Fund may also invest in ADRs.

The  Investment  Manager  uses  a  "bottom-up"   approach  to  choose  portfolio
securities.  The Investment  Manager identifies the securities of companies that are in the early to  middle  stages of  growth  and are  valued at a  reasonable price. Equity securities  considered to have appreciation  potential may include securities of smaller and less mature  companies  which have unique  proprietary products or profitable market niches and the potential to grow very rapidly. The
Fund is  therefore  subject  to the risks  associated  with  investing  in small capitalization companies.

The Fund  also may  invest a  portion  of its  assets  in  options  and  futures contracts.  These  instruments  may be used to hedge the  Fund's  portfolio,  to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment  companies,  including those that seek to track the composition and performance of a specific index.  The Fund may use these  index-based  investments as a way of managing its cash  position,  to gain  exposure  to the  equity  markets,  or a  particular  sector of the equity market, while maintaining  liquidity.  Certain investment company securities and other securities in which the Fund may invest are restricted  securities,  which are illiquid.

The Fund typically sells a stock if its growth prospects diminish,  or if better opportunities become available.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash or money  market  securities.  Although  the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The following  chart  summarizes  the principal  risks  applicable to the Funds.
However,  the fact that a particular  risk is not indicated as a principal  risk for a Fund does not mean that the Fund is prohibited  from  investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal  risk for that Fund.  For example,  the risk of investing in smaller companies is not listed as a principal risk for Large Cap Value Fund.  This does not mean that  Large Cap Value  Fund is  prohibited  from  investing  in smaller companies,  only that the risk of smaller companies is not one of the main risks associated  with Large Cap Value  Fund.  The  Portfolio  Manager  for a Fund has
considerable leeway in choosing investment  strategies and selecting  securities that he or she believes will help the Fund achieve its investment objective.  In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment  characteristics  are consistent with the Fund's investment program.

======================================================================================
                         Large                                                  Small
                          Cap                  Alpha                 Mid Cap     Cap
                         Value    Equity    Opportunity    Global     Value     Growth
--------------------------------------------------------------------------------------
Market Risk                o        o           o             o         o          o
--------------------------------------------------------------------------------------
Smaller Companies                               o             o         o          o
--------------------------------------------------------------------------------------
Value Stocks               o        o           o                       o
--------------------------------------------------------------------------------------
Growth Stocks                       o           o             o                    o
--------------------------------------------------------------------------------------
Foreign Securities         o                    o             o
--------------------------------------------------------------------------------------
Emerging Markets                                              o
--------------------------------------------------------------------------------------
Options and Futures        o        o           o             o         o
--------------------------------------------------------------------------------------
Fixed-Income
Securities                                      o                                  o
--------------------------------------------------------------------------------------
Focused Investment
Strategy
--------------------------------------------------------------------------------------
Non-Diversification
--------------------------------------------------------------------------------------
Investment in                       o           o                       o
Investment Companies
--------------------------------------------------------------------------------------
Industry Concentration
--------------------------------------------------------------------------------------
Restricted Securities                                                   o
--------------------------------------------------------------------------------------
Active Trading                                  o             o
--------------------------------------------------------------------------------------
Technology Stocks                                                                  o
--------------------------------------------------------------------------------------
Overweighting
======================================================================================

==========================================================================================
                                                             Large
                         Enhanced                   Select    Cap                  Mid Cap
                          Index     International     25     Growth   Technology   Growth
------------------------------------------------------------------------------------------
Market Risk                 o            o            o         o          o         o
------------------------------------------------------------------------------------------
Smaller Companies                        o                                 o         o
------------------------------------------------------------------------------------------
Value Stocks                             o                                 o
------------------------------------------------------------------------------------------
Growth Stocks               o            o            o         o          o         o
------------------------------------------------------------------------------------------
Foreign Securities                       o                                 o
------------------------------------------------------------------------------------------
Emerging Markets                         o
------------------------------------------------------------------------------------------
Options and Futures         o            o            o         o          o         o
------------------------------------------------------------------------------------------
Fixed-Income
Securities
------------------------------------------------------------------------------------------
Focused Investment
Strategy                                              o                    o
------------------------------------------------------------------------------------------
Non-Diversification                                   o         o          o
------------------------------------------------------------------------------------------
Investment in                                         o         o                    o
Investment Companies
------------------------------------------------------------------------------------------
Industry Concentration                                                     o
------------------------------------------------------------------------------------------
Restricted Securities                                                      o         o
------------------------------------------------------------------------------------------
Active Trading                                                             o
------------------------------------------------------------------------------------------
Technology Stocks                                                          o
------------------------------------------------------------------------------------------
Overweighting               o            o            o
==========================================================================================

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency. The value of an investment in the Funds will go up and down, which means investors could lose money.

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor confidence or changes in economic,  political or financial market conditions.

SMALLER  COMPANIES  -- While  potentially  offering  greater  opportunities  for capital growth than larger, more established companies, the equity securities of smaller  companies may be particularly  volatile,  especially  during periods of economic  uncertainty.  Securities of smaller  companies may present  additional risks because their earnings are less predictable, their share prices tend to be more  volatile  and their  securities  often are less liquid than  larger,  more established companies.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Funds'  investments  in value stocks may limit downside risk over time,  a Fund may, as a  trade-off,  produce more modest gains than riskier stock funds.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company information and political instability.  These risks may increase in underdeveloped capital markets.

EMERGING  MARKETS -- All of the risks of  investing  in foreign  securities  are heightened by investing in developing  countries and emerging market  countries.
The markets of developing  countries  historically  have been more volatile than the markets of developed  countries with mature  economies.  These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS  AND  FUTURES  --  Options  and  futures  may be used to  hedge a Fund's portfolio,  to  increase  returns or to maintain  exposure  to a market  without buying  individual  securities.  However,  there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME  SECURITIES -- Fixed-income investing may present risks because the market  value of  fixed-income  investments  generally is affected by changes in interest  rates.  When interest  rates rise,  the market value of a fixed-income security  declines.  Generally,  the longer a bond's  maturity,  the greater the risk.  A bond's  value can also be affected  by changes in the credit  rating or financial  condition of its issuer.  Investments in higher  yielding,  high risk debt securities may present additional risk because these securities may be less liquid than  investment  grade bonds.  They also tend to be more  susceptible to high interest rates and to real or perceived  adverse  economic and  competitive industry conditions.  Bond values fluctuate, and an investor may receive more or less money than originally invested.

FOCUSED INVESTMENT  STRATEGY -- The typical  diversified stock mutual fund might hold  between  80 and 120 stocks in its  portfolio.  A fund  which  focuses  its investments  in a smaller number of stocks may be more volatile than the typical diversified stock fund.

NON-DIVERSIFICATION  -- A  non-diversified  Fund may hold larger  positions in a smaller number of securities than a diversified  Fund. As a result,  a change in the market value of a single  security may have a greater impact on a Fund's net asset  value and total  return.  A  non-diversified  Fund is expected to be more volatile than a diversified Fund.

INVESTMENT IN INVESTMENT  COMPANIES -- Investments in other investment companies may include index-based investments such as SPDRs (based on the S&P 500), MidCap
SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index),  Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 index) and DIAMONDS (based on the Dow Jones Industrial  Average).
To the extent a Fund invests in other  investment  companies,  it will incur its pro rata share of the underlying  investment companies' expenses. In addition, a
Fund will be subject to the effects of business and regulatory developments that affect an  underlying  investment  company or the  investment  company  industry generally.

INDUSTRY  CONCENTRATION -- A Fund is subject to industry concentration risk when it  concentrates  investments in industry or  sector-specific  stocks.  Industry
concentration   risk  is  the  risk  that  the  Fund's   return  could  be  hurt
significantly  by  problems   affecting  a  particular  sector.  A  sector  fund
concentrates  its  investments  in a  particular  industry  or group of  related industries and its  performance  may  significantly  increase or decrease due to developments in that sector.

RESTRICTED  SECURITIES  --  Restricted  securities  cannot be sold to the public without  registration  under the  Securities  Act of 1933 ("1933  Act").  Unless registered  for  sale,  restricted  securities  can be sold  only  in  privately
negotiated   transactions  or  pursuant  to  an  exemption  from   registration.
Restricted securities are generally considered illiquid and, therefore,  subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance with Rule 144A under the 1933 Act. Rule 144A
permits  the  resale  to  "qualified   institutional   buyers"  of   "restricted
securities"  that, when issued,  were not of the same class as securities listed on a  U.S.  securities  exchange  or  quoted  in  the  National  Association  of
Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect  of  increasing  the  amount  of a Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

ACTIVE  TRADING -- Active trading will increase the costs a Fund incurs and as a result, may lower a Fund's  performance.  It may also increase the amount of tax an investor pays on the Fund's returns.

TECHNOLOGY  STOCKS -- Companies  in the rapidly  changing  fields of  technology often face unusually high price  volatility,  both in terms of gains and losses.
The potential for wide  variation in  performance  is based on the special risks common to these stocks.  For example,  products or services that at first appear promising may not prove commercially  successful or may become obsolete quickly.
Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore  likely to be much more volatile than one with broader  diversification  that includes  investments  across industries and sectors.

The level of risk will be increased to the extent that the Fund has  significant exposure to smaller or unseasoned  companies  (those with less than a three-year operating history),  which may not have established products or more experienced management.

OVERWEIGHTING --  Overweighting  investments in certain sectors or industries of the stock  market  increases  the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

ADDITIONAL  INFORMATION  -- For more  information  about the  Funds'  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of this prospectus and the Statement of Additional Information.

PAST PERFORMANCE

The charts and tables below and on the following  pages provide some  indication of the risks of investing in the Funds by showing  changes in the Funds' Class A share performance from year to year and by showing how the Funds' average annual returns have compared to those of broad measures of market performance. No Class
A share  performance is shown for Alpha Opportunity Fund as it was not available until  February  2003.  The tables also show how the Funds' average annual total returns for the periods  indicated  compare to those of broad measures of market performance.  In addition,  some Funds may make a comparison to a narrower index that more closely mirrors that Fund. As with all mutual funds,  past performance
(before and after taxes) is not a prediction of future results.

The bar charts do not  reflect  the sales  charge  applicable  to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include a deduction of the 5.75%  front-end sales charge.  Class B shares  include a deduction of the  appropriate  deferred sales charge  (5% in the first  year  declining  to 0% in the sixth and later  years).
Class C shares  include a deduction  of the  deferred  sales charge of 1% in the first year.

Security Large Cap Value Fund - Class A(1)

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q3 ended September 30, 1997           15.50%

                  LOWEST QUARTER
                  Q3 ended September 30, 2002          -19.05%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

  1993    1994    1995    1996    1997    1998   1999    2000    2001     2002
  ----    ----    ----    ----    ----    ----   ----    ----    ----     ----
  8.2%   -7.9%   27.8%   12.0%   31.7%   -0.3%   2.5%   -7.2%   -5.6%   -24.2%

1  The Dreyfus  Corporation became the Sub-Adviser to the Fund effective January
   1,  2001.  Prior  to  this  date,  advisory  services  were  provided  by the
   Investment Manager.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS       10 YEARS
Class A
  Return Before Taxes                        -28.48%     -8.55%         2.50%
  Return After Taxes on Distributions(1)     -28.48%     -9.87%         0.17%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)               -17.34%     -6.77%         1.49%
Class B                                      -28.71%     -8.77%         1.45%(2)
Class C                                      -25.62%     -9.92%(3)      N/A
S&P BARRA Value Index
  (reflects no deduction for fees,
    expenses or taxes)(4)                    -20.85%     -0.85%         9.39%(5)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning October 19, 1993 (date of inception) to December 31,
   2002.

3  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

4  The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book  ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the
   S&P Barra Value Index.

5  Index performance  information is only available to the Fund at the beginning of each month. The performance for the S&P BARRA Value for the period October
   1, 1993 to December 31, 2002 was 8.22% and for the period  January 1, 1999 to
   December  31, 2002 was -4.39%.  Index  performance  assumes  reinvestment  of dividends and distributions.
================================================================================

Security Equity Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1998            20.98%

                  LOWEST QUARTER
                  Q3 ended September 30, 2002          -15.17%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

 1993    1994    1995    1996    1997    1998    1999     2000     2001     2002
 ----    ----    ----    ----    ----    ----    ----     ----     ----     ----
14.6%   -2.5%   38.4%   22.7%   29.6%   26.5%   11.0%   -12.5%   -11.9%   -23.6%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS       10 YEARS
Class A
  Return Before Taxes                        -28.00%      -4.87%        6.71%
  Return After Taxes on Distributions(1)     -28.00%      -5.83%        4.50%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)               -17.05%      -3.45%        5.07%
Class B                                      -27.98%      -5.04%        5.69%(2)
Class C                                      -25.17%     -11.50%(3)     N/A
S&P 500 Index
  (reflects no deduction for fees,
    expenses or taxes)(4)                    -22.09%      -0.58%        9.34%(5)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning October 19, 1993 (date of inception) to December 31,
   2002.

3  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

4  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.

5  Index performance  information is only available to the Fund at the beginning of each month. The performance for the S&P 500 for the period October 1, 1993 to December 31, 2002 was 9.27% and for the period January 1, 1999 to December
   31, 2002 was -6.77%.  Index performance assumes reinvestment of dividends and distributions.
================================================================================

Security Global Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1994-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q3 ended September 30, 1999           37.45%

                  LOWEST QUARTER
                  Q3 ended September 30, 2002          -18.96%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

  1994     1995     1996    1997     1998     1999    2000      2001      2002
  ----     ----     ----    ----     ----     ----    ----      ----      ----
  1.3%    10.4%    17.1%    6.9%    19.2%    54.8%    3.1%    -13.2%    -24.2%

======================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS       LIFE OF FUND(2)
Class A
  Return Before Taxes                        -28.53%      3.36%            5.94%
  Return After Taxes on Distributions(1)     -28.53%      1.34%            3.82%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)               -17.37%      2.51%            4.25%
Class B                                      -27.90%      3.67%            5.92%
Class C                                      -25.51%     -0.14%(3)         N/A
MSCI World Index
   (reflects no deduction for fees,
     expenses or taxes)(4)                   -19.89%     -2.11%            4.64%(5)
--------------------------------------------------------------------------------------
1  After-tax returns are calculated using the historical  highest  individual  federal marginal  income  tax rates  and do not  reflect  the  impact of any state or local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement  accounts.  After-tax  returns  are  shown for Class A only.
   After-tax returns for Class B and C will vary.

2  For the period beginning October 1, 1993 (date of inception) to December 31, 2002.

3  For the period beginning January 29, 1999 (date of inception) to December 31, 2002.

4  The MSCI World Index is an unmanaged  index that measures the  performance  of over
   1,400 securities listed on exchanges in the U.S., Europe,  Canada,  Australia,  New
   Zealand and the Far East.

5  Index  performance  information  is only  available to the Fund at the beginning of each month. The performance for the MSCI World Index for the period October 1, 1993 to December  31, 2002 was 4.64% and for the period  January 1, 1999 to December 31,
   2002  was  -7.79%.   Index  performance  assumes   reinvestment  of  dividends  and
   distributions.
======================================================================================

Security Mid Cap Value Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1998-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1998            21.34%

                  LOWEST QUARTER
                  Q3 ended September 30, 2002          -22.48%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                  1998      1999      2000      2001       2002
                  ----      ----      ----      ----       ----
                 16.1%     21.8%     26.7%     11.3%     -14.9%

=====================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
-------------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS      LIFE OF FUND(2)
Class A
  Return Before Taxes                        -19.74%     9.87%            13.71%
  Return After Taxes on Distributions(1)     -19.74%     9.05%            12.76%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)               -12.02%     7.96%            11.21%
Class B                                      -19.81%     9.78%            13.78%
Class C                                      -16.42%     9.21%(3)          N/A
S&P MidCap 400/Barra Value Index
  (reflects no deduction for fees,
    expenses or taxes)(4)                    -19.17%     7.11%            11.25%(5)
-------------------------------------------------------------------------------------

1  After-tax returns are calculated using the historical  highest  individual federal marginal  income  tax rates and do not  reflect  the  impact of any state or local taxes.  Actual  after-tax  returns  depend on an investor's  tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements,  such as 401(k) plans or individual  retirement  accounts.  After-tax  returns  are shown for Class A only.
   After-tax returns for Class B and C will vary.

2  For the period beginning May 1, 1997 (date of inception) to December 31, 2002.

3  For the period  beginning  January 29, 1999 (date of  inception)  to December  31,
   2002.

4  The S&P MidCap  400/Barra Value Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index  equally  between  growth and value based upon a
   Price to Book value  calculation.  The S&P MidCap 400 Index is so rebalanced twice per year.

5  Index  performance  information  is only available to the Fund at the beginning of each month.  The  performance  for the S&P MidCap  400/Barra  Value for the period
   January  1,  1999 to  December  31,  2002 was  1.11%.  Index  performance  assumes reinvestment of dividends and distributions.
=====================================================================================

Security Small Cap Growth Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1998-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            53.00%

                  LOWEST QUARTER
                  Q1 ended March 31, 2001              -27.00%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 1998      1999      2000       2001       2002
                 ----      ----      ----       ----       ----
                10.4%     87.2%     -9.6%     -28.9%     -27.3%

======================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS       LIFE OF FUND(2)
Class A
  Return Before Taxes                        -31.50%     -1.87%            -2.53%
  Return After Taxes on Distributions(1)     -31.50%     -2.40%            -3.03%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)               -19.18%     -1.35%            -1.87%
Class B                                      -31.46%     -2.12%            -2.40%
Class C                                      -28.68%     -5.47%(3)          N/A
Russell 2000 Growth Index
   (reflects no deduction for fees,
     expenses or taxes)(4)                   -30.26%     -6.59%            -7.80%(5)
--------------------------------------------------------------------------------------
1  After-tax returns are calculated using the historical  highest  individual  federal marginal  income  tax rates  and do not  reflect  the  impact of any state or local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement  accounts.  After-tax  returns  are  shown for Class A only.
   After-tax returns for Class B and C will vary.

2  For the period beginning October 15, 1997 (date of inception) to December 31, 2002.

3  For the period beginning January 29, 1999 (date of inception) to December 31, 2002.

4  The Russell 2000 Growth Index is an unmanaged  index that measures the  performance
   of  securities  of  smaller  U.S.   companies  with   greater-than-average   growth
   orientation.

5  Index  performance  information  is only  available to the Fund at the beginning of each month.  The Russell 2000 Growth  performance for the period January 1, 1999 to
   December 31, 2002 was -8.44%.  Index performance assumes  reinvestment of dividends and distributions.
======================================================================================

Security Enhanced Index - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2000-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            15.77%

                  LOWEST QUARTER
                  Q3 ended September 30, 2002          -17.54%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                            2000       2001       2002
                            ----       ----       ----
                          -10.1%     -13.5%     -23.5%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                   1 YEAR        LIFE OF FUND(2)
Class A
  Return Before Taxes                              -27.84%           -10.32%
  Return After Taxes on Distributions(1)           -27.84%           -10.44%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                     -16.96%            -7.97%
Class B                                            -28.09%           -10.41%
Class C                                            -24.92%            -9.64%
S&P 500 Index (reflects no deduction
  for fees, expenses or taxes)(3)                  -22.09%            -6.77%(4)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

3  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.

4  Index performance  information is only available to the Fund at the beginning of each month.  The S&P 500  performance is for the period January 1, 1999 to
   December 31, 2002. Index  performance  assumes  reinvestment of dividends and distributions.
================================================================================

Security International Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2000-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            32.10%

                  LOWEST QUARTER
                  Q3 ended September 30, 2002          -23.72%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                            2000       2001       2002
                            ----       ----       ----
                          -21.0%     -24.3%     -22.5%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                   1 YEAR        LIFE OF FUND(2)
Class A
  Return Before Taxes                              -26.92%           -13.76%
  Return After Taxes on Distributions(1)           -26.92%           -13.93%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                     -16.40%           -10.40%
Class B                                            -26.77%           -13.70%
Class C                                            -23.62%           -12.95%
MSCI EAFE Index (reflects no deduction
  for fees, expenses or taxes)(3)                  -15.94%            -7.90%(4)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

3  The MSCI World Index is an unmanaged  index that measures the  performance of over  1,400  securities  listed on  exchanges  in the U.S.,  Europe,  Canada,
   Australia, New Zealand and the Far East.

4  Index performance  information is only available to the Fund at the beginning of each month. The MSCI EAFE performance is for the period January 1, 1999 to
   December 31, 2002. Index  performance  assumes  reinvestment of dividends and distributions.
================================================================================

Security Select 25 Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2000-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            20.45%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -18.76%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                            2000       2001       2002
                            ----       ----       ----
                          -17.7%     -10.9%     -26.3%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                   1 YEAR        LIFE OF FUND(2)
Class A
  Return Before Taxes                              -30.55%           -10.96%
  Return After Taxes on Distributions(1)           -30.55%           -10.96%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                     -18.60%            -8.44%
Class B                                            -30.47%           -10.92%
Class C                                            -27.57%           -10.15%
S&P 500 Index (reflects no deduction
  for fees, expenses or taxes)(3)                  -22.09%            -6.77%(4)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

3  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.

4  Index performance  information is only available to the Fund at the beginning of each month.  The S&P 500  performance is for the period January 1, 1999 to
   December 31, 2002. Index  performance  assumes  reinvestment of dividends and distributions.
================================================================================

Security Large Cap Growth Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2001-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            12.83%

                  LOWEST QUARTER
                  Q4 ended June 30, 2002               -18.50%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                 2001       2002
                                 ----       ----
                               -15.6%     -27.2%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                   1 YEAR        LIFE OF FUND(2)
Class A
  Return Before Taxes                              -31.34%           -24.94%
  Return After Taxes on Distributions(1)             ---               ---
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                       ---               ---
Class B                                            -31.25%           -24.77%
Class C                                            -28.27%           -23.79%
Russell 1000® Growth Index (reflects no
  deduction for fees, expenses or taxes)(3)        -27.88%           -26.73%
S&P 500 Index (reflects no deduction for
  fees, expenses or taxes)(4)                      -22.09%           -15.96%
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2002.

3  As of January 1, 2003,  the Fund began  comparing  itself to the Russell 1000
   Growth Index as it more closely reflects the types of investments made by the
   Fund.  The Russell  1000 Growth Index is an  unmanaged  index which  includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher  price-to-book ratios and higher forecasted growth values.

4  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
   Index performance assumes reinvestment of dividends and distributions.
================================================================================

Security Technology Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 2001-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 2001            39.59%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -38.78%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                 2001       2002
                                 ----       ----
                               -24.8%     -39.3%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                   1 YEAR        LIFE OF FUND(2)
Class A
  Return Before Taxes                              -42.77%           -38.55%
  Return After Taxes on Distributions(1)           -42.77%           -38.55%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                     -26.05%           -27.86%
Class B                                            -42.71%           -38.78%
Class C                                            -40.30%           -38.07%
Goldman Sachs Technology Index
  (reflects no deduction for fees,
    expenses or taxes)(3)                          -40.27%           -40.25%
S&P 500 Index (reflects no deduction for
  fees, expenses or taxes)(4)                      -22.09%           -15.96%
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period  beginning  May 1, 2000 (date of  inception)  to December  31,
   2002.

3  The Goldman Sachs Technology Index is a widely recognized, unmanaged index of technology stocks.

4  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
   Index performance assumes reinvestment of dividends and distributions.
================================================================================

Security Mid Cap Growth Fund - Class A

                  HIGHEST AND LOWEST RETURNS
                  (QUARTERLY 1993-2002)
                  --------------------------------------------
                  HIGHEST QUARTER
                  Q4 ended December 31, 1999            37.08%

                  LOWEST QUARTER
                  Q3 ended September 30, 2001          -27.27%

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993    1994    1995    1996    1997    1998    1999    2000     2001     2002
----    ----    ----    ----    ----    ----    ----    ----     ----     ----
9.9%   -6.6%   19.3%   18.0%   17.8%   16.7%   59.7%   16.4%   -14.6%   -27.6%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS       10 YEARS
Class A
  Return Before Taxes                        -31.79%      4.80%         7.97%
  Return After Taxes on Distributions(1)     -31.79%      3.20%         5.86%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)               -19.36%      3.87%         5.97%
Class B                                      -31.83%      4.67%         7.53%(2)
Class C                                      -28.89%      1.58%(3)      N/A
S&P MidCap 400/Barra Growth Index
  (reflects no deduction for fees,
    expenses or taxes)(4)                    -10.10%      5.69%        12.33%(5)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning October 19, 1993 (date of inception) to December 31,
   2002.

3  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

4  The S&P MidCap  400/Barra  Growth  Index is created by  Standard & Poor's and
   Barra by dividing the S&P MidCap 400 Index equally  between  growth and value based upon a Price to Book value calculation.  The S&P MidCap 400 Index is so rebalanced twice per year.

5  Index performance  information is only available to the Fund at the beginning of each month.  The performance for the S&P MidCap  400/Barra  Growth for the period  October 1, 1993 to  December  31,  2002 was 11.87% and for the period
   January 1, 1999 to December  31, 2002 was 5.95%.  Index  performance  assumes reinvestment of dividends and distributions.
================================================================================

RELATED PERFORMANCE --

   =========================================================================
   AVERAGE ANNUAL TOTAL RETURNS
   (THROUGH DECEMBER 31, 2002)
   -------------------------------------------------------------------------
                                           PAST       PAST         FROM
                                          1 YEAR     5 YEARS     INCEPTION
   Mainstream Composite Data(1)           -9.34%      11.16%       24.29%(2)
   S&P 500 Index(4)                      -22.09%      -0.58%        6.88%(3)
   -------------------------------------------------------------------------
   1  Reported  performance  returns include the  reinvestment of dividends.
      Net  performance  results are modified to reflect the deduction of the
      highest   investment   advisory  fees  charged  and  other  applicable
      expenses.  Actual fees may vary depending on, among other things,  the applicable fee schedule and portfolio  size. The Mainstream  Composite
      Data  includes  short  positions;  the S&P 500 Index does not  include short positions.  Assets under management in the Mainstream  Composite
      Data were $1.0  million on  1/2/96;  $8.6  million  on  1/2/97;  $76.8 million on 1/2/98;  $106.5 million on 1/2/99;  $104 million on 1/3/00;
      $146.3 million on 1/2/01; $129.9 million on1/2/02;  and $128.5 million on 1/2/03.

   2  For the  period  beginning  January  2, 1996  (date of  inception)  to
      December 31, 2002. Results prior to July 15, 1997, were obtained while
      the   Mainstream   Portfolio   Manager  was   employed  by   Providian
      Corporation.

   3  The  performance  of the S&P 500 is for the period  January 2, 1996 to
      December 31, 2002.

   4  The S&P 500 Index is  composed  of 500  selected  common  stocks  that represent  approximately  two-thirds  of the total market value of all
      U.S.  common stocks.  The  comparative  S&P 500 returns do not reflect deduction  of fees,  taxes or  expenses  and are  provided  solely  as representative  of the  general  market  for the same  period of time.
      Index performance assumes reinvestment of dividends and distributions.
   =========================================================================

The Alpha Opportunity Fund, which commenced  operations on February 3, 2003, had no  performance  record for the calendar year ended December 31, 2002. The above table sets forth historical  information for individual and institutional client accounts  with  investment  objectives  and  strategies  similar to those of the active value portion of the Alpha  Opportunity  Fund, which accounts are managed by the Fund's Sub-Adviser, Mainstream.

This composite  performance  data is provided to illustrate the past performance of  Mainstream  in managing  similar  accounts and does not represent the Fund's performance. In reviewing this data, please keep in mind that Mainstream manages under normal  circumstances only approximately 50% of the Fund's total assets in its active value strategy, while the balance of the Fund's assets are managed by the Investment Manager in a passive index strategy.  Mainstream's performance is relevant  only  to  that  portion  of the  Fund's  assets  that  is  managed  by
Mainstream.  See the discussion of the Fund's  principal  investment  strategies above for more information.

The  composite  performance  data is  computed  based  upon  Mainstream's  asset weighted  "average"  performance  with regard to such  accounts.  The  composite performance  information  is based on a  composite  of all  client  accounts  of
Mainstream having  substantially  similar  investment  objectives,  policies and strategies to those of the active value portion of the Alpha  Opportunity  Fund.
The composite  performance  results reflect a deduction of the maximum  advisory fee charged by Mainstream and other expenses incurred by the client accounts.

Mainstream  has supplied the  composite  performance  data,  and the  Investment
Manager  believes it to be  reliable;  however,  such  information  has not been audited or verified by the Investment Manager.

The accounts  included in the  composite  performance  data are not mutual funds registered  under  the  Investment  Company  Act of 1940,  nor are the  accounts subject  to  investment  limitations,  diversification  requirements  and  other restrictions  imposed  by the  Act  and  the  Internal  Revenue  Code.  If  such requirements  were applicable to the accounts,  the  performance  shown may have been lower.

THE  PERFORMANCE  DATA  SHOULD NOT BE  CONSIDERED  A  SUBSTITUTE  FOR THE FUND'S
PERFORMANCE,  NOR SHOULD IT BE CONSIDERED AS AN INDICATION OF FUTURE PERFORMANCE
OF THE FUND OR MAINSTREAM.

FEES AND EXPENSES OF THE FUNDS

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUNDS.

----------------------------
SHAREHOLDER FEES (ALL FUNDS)
----------------------------

Fees are paid directly from your investment.

================================================================================
                                               CLASS A      CLASS B      CLASS C
                                               SHARES      SHARES(1)     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)            5.75%         None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a
percentage of original purchase price          None(2)       5%(3)         1%(4)
or redemption proceeds, whichever is lower)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.

2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.
================================================================================

------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------

Expenses that are deducted from Fund assets.

--------------------------------------------------------------------------------
                                                 CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
Management fee................................    0.75%       0.75%       0.75%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.33%       0.33%       0.33%
TOTAL ANNUAL FUND OPERATING EXPENSES(2).......    1.33%       2.08%       2.08%
--------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------
Management fee................................    0.75%       0.75%       0.75%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.20%       0.20%       0.20%
TOTAL ANNUAL FUND OPERATING EXPENSES(2).......    1.20%       1.95%       1.95%
--------------------------------------------------------------------------------
ALPHA OPPORTUNITY FUND
--------------------------------------------------------------------------------
Management fee................................    2.25%       2.25%       2.25%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses3...............................    0.45%       0.45%       0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    2.95%       3.70%       3.70%
--------------------------------------------------------------------------------
GLOBAL FUND
--------------------------------------------------------------------------------
Management fee................................    1.00%       1.00%       1.00%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.53%       0.53%       0.53%
TOTAL ANNUAL FUND OPERATING EXPENSES(2).......    1.78%       2.53%       2.53%
--------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------
Management fee................................    1.00%       1.00%       1.00%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.34%       0.34%       0.34%
TOTAL ANNUAL FUND OPERATING EXPENSES(2).......    1.59%       2.34%       2.34%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee................................    1.00%       1.00%       1.00%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.89%       0.90%       0.91%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    2.14%       2.90%       2.91%
--------------------------------------------------------------------------------
ENHANCED INDEX FUND
--------------------------------------------------------------------------------
Management fee................................    0.75%       0.75%       0.75%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.61%       0.60%       0.60%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    1.61%       2.35%       2.35%
--------------------------------------------------------------------------------
INTERNATIONAL FUND
--------------------------------------------------------------------------------
Management fee................................    1.10%       1.10%       1.10%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    2.88%       2.89%       2.90%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    4.23%       4.99%       5.00%
Total waivers and reductions..................    1.73%       1.74%       1.75%
TOTAL ANNUAL FUND OPERATING EXPENSES
  WITH WAIVERS AND REDUCTIONS(4)..............    2.50%       3.25%       3.25%
--------------------------------------------------------------------------------
SELECT 25 FUND
--------------------------------------------------------------------------------
Management fee................................    0.75%       0.75%       0.75%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.46%       0.46%       0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    1.46%       2.21%       2.21%
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee................................    1.00%       1.00%       1.00%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.74%       0.82%       0.82%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    1.99%       2.82%       2.82%
--------------------------------------------------------------------------------
TECHNOLOGY FUND
--------------------------------------------------------------------------------
Management fee................................    1.00%       1.00%       1.00%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    1.92%       1.92%       1.92%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    3.17%       3.92%       3.92%
Total waivers and reductions..................    0.67%       0.67%       0.67%
TOTAL ANNUAL FUND OPERATING EXPENSES
  WITH WAIVERS AND REDUCTIONS.................    2.50%       3.25%       3.25%
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee................................    0.75%       0.75%       0.75%
Distribution (12b-1) fees(1)..................    0.25%       1.00%       1.00%
Other expenses................................    0.30%       0.30%       0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES(2).......    1.30%       2.05%       2.05%
--------------------------------------------------------------------------------
1   The Funds have adopted a Brokerage  Enhancement  Plan under Rule 12b-1,  but have not yet  implemented  the Plan.  If the Brokerage  Enhancement  Plan is
    implemented,  it is not  expected  that any  amounts  received by the Fund's distributor  would  exceed  0.05% of any Fund's  average  net  assets.  This additional  amount is not reflected in the  "Distribution  (12b-1) fees" set forth in the table.

2   The expense information for Large Cap Value,  Equity,  Global, Mid Cap Value
    and Mid Cap Growth Funds has been  restated to reflect  each Fund's  current fees.  Effective May 1, 2002, the Large Cap Value,  Equity,  Global, and Mid
    Cap Growth Funds have in place a new  investment  advisory fee and Large Cap
    Value, Equity,  Global, Mid Cap Value and Mid Cap Growth Funds have in place a new Class A Distribution fee.

3   Other  expenses  for the Alpha  Opportunity  Fund are based  upon  estimated expenses, because the Fund commenced operations February 3, 2003.

4   The  Investment  Manager  has  contractually  agreed  with  respect  to  the
    International   Fund,  and  has  voluntarily  agreed  with  respect  to  the
    Technology Fund, to limit the total annual expenses of each Fund to 2.25% of its average daily net assets,  exclusive of interest,  taxes,  extraordinary expenses,  brokerage  fees and  commissions,  and 12b-1 fees. The Investment
    Manager's  voluntary  arrangement with respect to the Technology Fund may be terminated at any time.
--------------------------------------------------------------------------------

EXAMPLE

This  example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each  Example  assumes  that you invest  $10,000 in a Fund for the time  periods indicated.  Each Example also assumes that your  investment has a 5% return each year and that the  Funds'  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

     ======================================================================
     CLASS A                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ----------------------------------------------------------------------
     Large Cap Value Fund        $703      $  972      $1,262       $2,084
     Equity Fund                  690         934       1,197        1,946
     Alpha Opportunity Fund       856       1,435         ---          ---
     Global Fund                  745       1,103       1,484        2,549
     Mid Cap Value Fund           727       1,048       1,391        2,356
     Small Cap Growth Fund        780       1,206       1,658        2,905
     Enhanced Index Fund          729       1,054       1,401        2,376
     International Fund           975       1,785       2,607        4,719
     Select 25 Fund               715       1,010       1,327        2,221
     Large Cap Growth Fund        765       1,164       1,586        2,759
     Technology Fund              877       1,496       2,139        3,851
     Mid Cap Growth Fund          700         963       1,247        2,053
     ======================================================================

     ======================================================================
     CLASS B                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ----------------------------------------------------------------------
     Large Cap Value Fund        $711      $  952      $1,319       $2,219
     Equity Fund                  698         912       1,252        2,080
     Alpha Opportunity Fund       872       1,432         ---          ---
     Global Fund                  756       1,088       1,545        2,682
     Mid Cap Value Fund           737       1,030       1,450        2,418
     Small Cap Growth Fund        793       1,198       1,728        3,025
     Enhanced Index Fund          738       1,033       1,455        2,502
     International Fund           999       1,797       2,696        4,839
     Select 25 Fund               724         991       1,385        2,352
     Large Cap Growth Fund        785       1,174       1,689        2,966
     Technology Fund              894       1,495       2,214        3,987
     Mid Cap Growth Fund          708         943       1,303        2,187
     ======================================================================

     ======================================================================
     CLASS C                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ----------------------------------------------------------------------
     Large Cap Value Fund        $311      $  652      $1,119       $2,154
     Equity Fund                  298         612       1,052        2,275
     Alpha Opportunity Fund       472       1,132         ---          ---
     Global Fund                  356         788       1,345        2,866
     Mid Cap Value Fund           337         730       1,250        2,676
     Small Cap Growth Fund        394         901       1,533        3,233
     Enhanced Index Fund          338         733       1,255        2,686
     International Fund           600       1,500       2,500        5,000
     Select 25 Fund               324         691       1,185        2,544
     Large Cap Growth Fund        385         874       1,489        3,147
     Technology Fund              494       1,195       2,014        4,138
     Mid Cap Growth Fund          308         642       1,103        2,379
     ======================================================================

You would pay the following expenses if you did not redeem your shares.

     ======================================================================
     CLASS A                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ----------------------------------------------------------------------
     Large Cap Value Fund        $703      $  972      $1,262       $2,084
     Equity Fund                  690         934       1,197        1,946
     Alpha Opportunity Fund       856       1,435         ---          ---
     Global Fund                  745       1,103       1,484        2,549
     Mid Cap Value Fund           727       1,048       1,391        2,356
     Small Cap Growth Fund        780       1,206       1,658        2,905
     Enhanced Index Fund          729       1,054       1,401        2,376
     International Fund           975       1,785       2,607        4,719
     Select 25 Fund               715       1,010       1,327        2,221
     Large Cap Growth Fund        765       1,164       1,586        2,759
     Technology Fund              877       1,496       2,139        3,851
     Mid Cap Growth Fund          700         963       1,247        2,053
     ======================================================================

     ======================================================================
     CLASS B                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ----------------------------------------------------------------------
     Large Cap Value Fund        $211      $  652      $1,119       $2,219
     Equity Fund                  198         612       1,052        2,080
     Alpha Opportunity Fund       372       1,132         ---          ---
     Global Fund                  256         788       1,345        2,682
     Mid Cap Value Fund           237         730       1,250        2,418
     Small Cap Growth Fund        293         898       1,528        3,025
     Enhanced Index Fund          238         733       1,255        2,502
     International Fund           499       1,497       2,496        4,839
     Select 25 Fund               224         691       1,185        2,352
     Large Cap Growth Fund        285         874       1,489        2,966
     Technology Fund              394       1,195       2,014        3,989
     Mid Cap Growth Fund          208         643       1,103        2,187
     ======================================================================

     ======================================================================
     CLASS C                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ----------------------------------------------------------------------
     Large Cap Value Fund        $211      $  652      $1,119       $2,154
     Equity Fund                  198         612       1,052        2,275
     Alpha Opportunity Fund       372       1,132         ---          ---
     Global Fund                  256         788       1,345        2,866
     Mid Cap Value Fund           237         730       1,250        2,676
     Small Cap Growth Fund        294         901       1,533        3,233
     Enhanced Index Fund          238         733       1,255        2,686
     International Fund           500       1,500       2,500        5,000
     Select 25 Fund               224         691       1,185        2,544
     Large Cap Growth Fund        285         874       1,489        3,147
     Technology Fund              394       1,195       2,014        4,138
     Mid Cap Growth Fund          208         643       1,103        2,379
     ======================================================================

INVESTMENT MANAGER

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit  Place,  Topeka,  Kansas 66636,  is the Funds'  investment  manager.  On
November 30,  2002,  the  aggregate  assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.5 billion.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees  paid by each  Fund  during  the last  fiscal  year,  except  as  otherwise
indicated.   For  Funds  for  which  the  Investment   Manager  has  retained  a
sub-adviser,  the Investment  Manager,  and not the Funds,  is  responsible  for payment of sub-advisory fees.

The Investment  Manager may waive some or all of its management fee to limit the total operating  expenses of a Fund to a specified level. The Investment Manager also may  reimburse  expenses  of a Fund from  time to time to help it  maintain competitive expense ratios.  These arrangements may be voluntary,  in which case they may be terminated at any time. The fees without  waivers or  reimbursements are shown in the fee table on page 26.

          ===========================================================
          MANAGEMENT FEES
          (expressed as a percentage of average net assets)
          -----------------------------------------------------------
          Large Cap Value Fund...............................   0.75%
          Equity Fund........................................   0.75%
          Alpha Opportunity Fund*............................   2.25%
          Global Fund........................................   1.00%
          Mid Cap Value Fund.................................   1.00%
          Small Cap Growth Fund..............................   1.00%
          Enhanced Index Fund................................   0.75%
          International Fund.................................   1.10%
          Select 25 Fund.....................................   0.75%
          Large Cap Growth Fund..............................   1.00%
          Technology Fund....................................   1.00%
          Mid Cap Growth Fund................................   0.75%
          -----------------------------------------------------------
          *This Fund was not offered for sale until February 3, 2003.
          ===========================================================

PORTFOLIO  MANAGERS -- The Portfolio  Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

------------------------------
EQUITY FUND AND SELECT 25 FUND
------------------------------

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981 and Select 25 Fund since its  inception in
January 1999. He has more than 25 years of investment  experience.  He began his career as an investment analyst in the insurance industry, and from 1974 through
1978, he served as an assistant portfolio manager for the Investment Manager. He was then  employed  as Vice  President  of Texas  Commerce  Bank and managed its pension  assets  until he  returned  to the  Investment  Manager  in  1981.  Mr.
Milberger holds a bachelor's degree in business and a M.B.A. from the University of Kansas and is a Chartered Financial Analyst charterholder.

---------------------
LARGE CAP GROWTH FUND
---------------------

MARK MITCHELL,  Vice President and Portfolio Manager of the Investment  Manager,
has managed the Large Cap Growth Fund since  joining the  Investment  Manager in
September 2002. Prior to joining the Investment Manager, Mr. Mitchell had worked for GE  Asset  Management  since  July  1997 as a  technology  sector  portfolio manager.  Mr. Mitchell holds a bachelor of science degree from the University of
Nebraska,  with an  emphasis in finance.  He is a  Chartered  Financial  Analyst charterholder.

------------------------------------------
MID CAP VALUE FUND AND MID CAP GROWTH FUND
------------------------------------------

JAMES P. SCHIER,  Senior Portfolio Manager of the Investment  Manager,  has been the  manager of Mid Cap Value Fund since its  inception  in 1997 and has managed
Mid Cap Growth  Fund  since  January  1998.  He has 18 years  experience  in the investment  field and is a  Chartered  Financial  Analyst  charterholder.  While employed by the Investment Manager, he also served as a research analyst.  Prior to joining  the  Investment  Manager in 1995,  he was a  portfolio  manager  for
Mitchell  Capital  Management from 1993 to 1995. From 1988 to 1993, he served as
Vice President and Portfolio  Manager for Fourth  Financial.  Prior to 1988, Mr.
Schier served in various positions in the investment field for Stifel Financial,
Josepthal & Company and Mercantile  Trust Company.  Mr. Schier earned a bachelor of  business  degree  from  the  University  of Notre  Dame  and a  M.B.A.  from
Washington University.

SUB-ADVISERS

The Investment Manager and the Funds have received from the U.S.  Securities and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Funds' Board of Directors, but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive  information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.
The Investment Manager provides the following  oversight and evaluation services to those Funds which use a sub-adviser:

o  performing initial due diligence on prospective sub-advisers for the Funds
o  monitoring the performance of the sub-advisers
o  communicating performance expectations to the sub-advisers
o  ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated.

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New
York, New York 10166, to provide investment advisory services to Large Cap Value
Fund. Founded in 1947, as of October 31, 2002, The Dreyfus  Corporation  managed approximately $179 billion in over 202 mutual fund portfolios.

The  Investment  Manager  has  engaged  Mainstream   Investment  Advisers,   LLC
("Mainstream")  to provide  investment  advisory  services to Alpha  Opportunity
Fund.  Mainstream,  101 West Spring Street,  Fourth Floor,  New Albany,  Indiana
47150,  managed  approximately $133 million in client assets as of September 30,
2002. For its services as sub-adviser, the Investment Manager, and not the Alpha
Opportunity Fund, pays Mainstream a sub-advisory fee that includes a performance fee  component,  which may give  Mainstream an incentive to make riskier or more speculative  investments  than  might  be the  case  in the  absence  of  such a performance based fee.

The Investment Manager has engaged  OppenheimerFunds,  Inc., 498 Seventh Avenue,
New York,  New York 10018,  to provide  investment  advisory  services to Global
Fund. OppenheimerFunds, Inc. has operated as an investment adviser since January
1960.  Oppenheimer and its subsidiaries and controlled  affiliates  managed more than $120 billion in assets as of November 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts.

The  Investment  Manager has engaged RS Investment  Management,  L.P. to provide investment  advisory  services to Small Cap Growth  Fund.  RS  Investments,  388
Market Street,  San Francisco,  California 94111, was established in 1993 and as of September 30, 2002, managed over $5.1 billion in assets.

The Investment  Manager has engaged Deutsche Asset  Management,  Inc.  (formerly
Morgan Grenfell,  Inc.),  345 Park Avenue,  New York, New York 10154, to provide investment  advisory services to Enhanced Index Fund. Deutsche Asset Management,
Inc.  was  founded  in 1838 as Morgan  Grenfell,  Inc.  and has  provided  asset management  services  since 1953.  As of  September  30,  2002,  Deutsche  Asset
Management, Inc. had approximately $85.1 billion in assets under management.

Deutsche  Asset  Management,  Inc. is an indirect  wholly  owned  subsidiary  of
Deutsche Bank AG  ("Deutsche  Bank").  Deutsche  Bank is a major global  banking institution  that is engaged in a wide range of  financial  services,  including investment management,  mutual funds, retail and commercial banking,  investment banking and insurance.

The  Investment   Manager  has  engaged  Templeton   Investment   Counsel,   LLC
("Templeton") to provide  investment  advisory  services to International  Fund.
Templeton, 500 East Broward Boulevard,  Ft. Lauderdale,  Florida 33394, together with its affiliates, manages over $274 billion in assets.

The Investment Manager has engaged Wellington  Management Company, LLP, 75 State
Street, Boston, Massachusetts,  02109 to provide investment advisory services to the Technology Fund.

Wellington  Management  is a limited  liability  partnership  which  traces  its origins to 1928. As of September  30, 2002  Wellington  Management  managed over
$293  billion  in assets on behalf of  investment  companies,  employee  benefit plans, endowments, foundations and other institutions.

PORTFOLIO  MANAGERS -- The Portfolio  Managers of the  Sub-Advisers  oversee the day-to-day operations of the following Funds:

-------------------
ENHANCED INDEX FUND
-------------------

PETER KUNTZ,  Managing Director and Head of International  Equity Index funds of
DAMI, has been manager of Enhanced Index Fund since 1992. He is responsible  for researching and developing  international  passive equity  strategies,  and is a senior  portfolio  manager for DB Absolute Return  Strategies.  Mr. Kuntz joined
DAMI in 1980, formerly serving in performance measurement analysis and sales. He has a B.A.  degree  from  Rutgers  College  and a  M.B.A.  degree  from New York
University.

----------------------
ALPHA OPPORTUNITY FUND
----------------------

STEVEN M. BOWSER,  Vice President and Senior Portfolio Manager of the Investment
Manager, has been a co-manager of the Alpha Opportunity Fund since its inception in February 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to
1992,  Mr. Bowser was Assistant  Vice  President and Portfolio  Manager with the
Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of
Kansas City in 1988 and began his career  with the Farm Credit  System from 1982 to 1987,  serving as a Senior  Financial  Analyst and Assistant  Controller.  He
graduated  with a bachelor of science  degree from Kansas  State  University  in
1982. He is a Chartered Financial Analyst charterholder.

WILLIAM  H.  JENKINS,  Manager  of  Mainstream,  has been a manager of the Alpha
Opportunity Fund since its inception in February 2003. He has more than 33 years of investment experience. Mr. Jenkins co-founded Mainstream Investment Advisers,
LLC, an investment  adviser  registered with the SEC, in July 1997. He spent the prior  15 years  with  Providian  Corporation  as their  sole  equity  portfolio manager.  From 1988 to 1991, he was head of new asset and  liability  strategies for Providian, in addition to his equity portfolio management  responsibilities.
Prior to Providian, he worked as a portfolio manager/analyst at McGlinn Capital,
Delaware  Investment  Advisors and Mellon Bank and Trust.  Mr.  Jenkins  holds a bachelor's degree from Grove City College and a MBA from New York University. He is a Chartered Financial Analyst charterholder.

------------------
INTERNATIONAL FUND
------------------

ANTONIO T. DOCAL, Vice President of Templeton, has been manager of International
Fund since  September  2002.  Prior to joining  Templeton in 2001, Mr. Docal was vice president and director at Evergreen Funds. Mr. Docal holds a M.B.A.  degree from the Sloan School of Management at the Massachusetts Institute of Technology
and a B.A.  degree from  Trinity  College in  Connecticut.  Mr.  Docal is also a
Chartered Financial Analyst charterholder.

--------------------
LARGE CAP VALUE FUND
--------------------

VALERIE  J. SILL was  named the  portfolio  manager  of Large Cap Value  Fund in
August 2001.  Ms. Sill has been a portfolio  manager for Dreyfus since 1996. She is also executive vice  president of The Boston  Company Asset  Management,  LLC
(TBCAM), an affiliate of Dreyfus,  and is a member of the equity policy group of
TBCAM.  She  previously  served as director of equity  research and as an equity research  analyst for TBCAM.  Currently,  she is the  Chairperson  of the Equity
Policy Group at TBCAM. Ms. Sill is a graduate of Wellesley  College and received her M.B.A.  from Harvard Business School.  She is a Chartered  Financial Analyst
charterholder.

---------------
TECHNOLOGY FUND
---------------

WELLINGTON   MANAGEMENT   COMPANY'S  GLOBAL  TECHNOLOGY  TEAM  has  managed  the
Technology  Fund since its inception in May 2000. The Global  Technology Team is comprised  of  a  group  of  global  industry  analysts  who  focus  on  various sub-sectors of the Technology industry.  The Global Technology Team is supported by a significant number of specialized  fundamental,  quantitative and technical analysts, macro-economic analysts and traders.

-----------
GLOBAL FUND
-----------

WILLIAM L. WILBY,  Senior Vice President and Director of International  Equities
of  OppenheimerFunds,  has been the manager of Global Fund since  November 1998.
Prior  to  joining  Oppenheimer  in  1991,  he was an  international  investment strategist at Brown Brothers  Harriman & Co. Prior to Brown Brothers,  Mr. Wilby
was a managing director and portfolio manager at AIG Global Investors. He joined
AIG from Northern Trust Bank in Chicago,  where he was an international  pension manager.  Before starting his career in portfolio  management,  Mr. Wilby was an international  financial  economist  at  Northern  Trust Bank and at the Federal
Reserve Bank in Chicago.  Mr. Wilby is a graduate of the United States  Military
Academy and holds a M.A. and a Ph.D. in  International  Monetary  Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

---------------------
SMALL CAP GROWTH FUND
---------------------

WILLIAM  J.  WOLFENDEN  III has been  manager  of Small Cap  Growth  Fund  since
September 2002 and has been with RS Investments since April 2001. Prior to that,
Mr.  Wolfenden had been at Dresdner RCM Global  Investors since 1994. He holds a
B.A. from Southern Methodist University and a M.B.A. from Vanderbilt University.

BUYING SHARES

Shares of the Funds are available  through  broker/  dealers,  banks,  and other financial  intermediaries  that have an agreement  with the Funds'  Distributor,
Security Distributors,  Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares  purchased directly  from the Fund are not  assessed  such  additional  charges  but may be subject to a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Funds: Class A shares, Class
B shares or Class C shares.  The  different  classes of a Fund differ  primarily with  respect to the sales  charges  and Rule 12b-1  distribution  fees for each class. The minimum initial  investment is $100.  Subsequent  investments must be
$100 (or $20 under an Accumulation  Plan). The Funds reserve the right to reject any order to purchase shares in whole or in part.

The  Funds  no  longer  issue  certificates;  all  Fund  shares  are  issued  in non-certificate form.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV),  plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally  calculated as of the close of  trading on every day the New York Stock  Exchange  (NYSE) is open.  An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

================================================================================
                                                         SALES CHARGE
                                              ----------------------------------
                                                   AS A          AS A PERCENTAGE
                                               PERCENTAGE OF      OF NET AMOUNT
AMOUNT OF ORDER                               OFFERING PRICE         INVESTED
--------------------------------------------------------------------------------
Less than $50,000 ............................     5.75%               6.10%
$50,000 to $99,999 ...........................     4.75%               4.99%
$100,000 to $249,999 .........................     3.75%               3.90%
$250,000 to $499,999 .........................     2.75%               2.83%
$500,000 to $999,999 .........................     2.00%               2.04%
$1,000,000 or more* ..........................     None                None
--------------------------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of  purchase,  but are subject to a deferred  sales charge of 1.00% if redeemed within one year following  purchase.  The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares.
 Shares that are not subject to a deferred sales charge are redeemed first.
================================================================================

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION  PLAN -- The Funds have adopted a Class A Distribution Plan that  allows  each  of  the  Funds  to  pay  distribution  fees  to  the  Funds'
Distributor.  The Distributor uses the fees to pay for activities related to the sale of Class A shares and services  provided to shareholders.  The distribution fee is equal to 0.25% of the  average  daily net  assets of the  Fund's  Class A shares.  Because the  distribution  fees are paid out of the Funds' assets on an ongoing  basis,  over time these fees will increase the cost of a  shareholder's investment  and may cost an  investor  more  than  paying  other  types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        ================================
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        ================================

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge."

CLASS B DISTRIBUTION  PLAN -- The Funds have adopted a Class B Distribution Plan that allows each of the Funds to pay distribution  fees to the Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Funds'  Class B  shares.  Because  the distribution  fees are paid out of the Funds' assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous to such  shareholders  because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares  will be priced at a Fund's  NAV next calculated  after the order is accepted by the Fund.  A Fund's NAV is  generally calculated as of the close of trading on every day the NYSE is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," below.

CLASS C DISTRIBUTION  PLAN -- The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay distribution  fees to the Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Funds'  Class C  shares.  Because  the distribution  fees are paid out of the Funds' assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

BROKERAGE  ENHANCEMENT  PLAN -- The Funds have  adopted a Brokerage  Enhancement
Plan (the  "Plan") in  accordance  with the  provisions  of Rule 12b-1 under the
Investment  Company  Act of  1940.  However,  to  date,  the  Plan  has not been implemented. If implemented,  the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Funds may direct the Investment  Manager or a sub-adviser to use certain broker-dealers for securities  transactions,  subject to the duty of best execution.  These broker-dealers have agreed either (1) to pay a portion of their  commission from the sale and purchase of securities to the Distributor or other introducing  brokers ("Brokerage  Payments"),  or (2) to provide brokerage credits,  benefits or services ("Brokerage  Credits").  The Distributor will use all Brokerage  Payments and Credits  (other than a minimal  amount to defray its legal and  administrative  costs) to finance activities that are meant to result in the sale of the Funds' shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Funds' shares
o  paying marketing fees requested by broker-dealers who sell the Funds
o  training sales personnel
o  creating and mailing advertising and sales literature
o  financing  any other  activity  that is intended to result in the sale of the
   Funds' shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions  from one Fund to be used for the  benefit of other  Funds as well.
The Plan is not expected to increase the brokerage costs of the Funds.  For more information about the Plan, please read the "Allocation of Portfolio  Brokerage"
section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

   -  financial  hardship  (as  defined  in  regulations  under  the  Code) of a participant in a plan

   -  termination of employment of a participant in a plan

   -  any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back the  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is received by the Funds'
transfer  agent,  less any  applicable  deferred  sales charge.  A Fund's NAV is generally  calculated  as of the close of trading on every day the NYSE is open.
Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)
o  The dollar amount or number of shares to sell
o  Where to send the proceeds
o  A signature guarantee if
   -  The check will be mailed to a payee or address  different than that of the account owner, or
   -  The sale of shares is more than $25,000.

A signature  guarantee  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays)  between 7:00 a.m. and 6:00 p.m.  Central time. The Funds require that requests for redemptions over $25,000 be in writing with signatures  guaranteed.
You may not  close  your  account  by  telephone  or redeem  shares  for which a certificate  has been issued.  If you would like to establish  this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an  Individual  Retirement  Account  ("IRA")  or  403(b)(7)  account  by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds  will be sent to the  shareholder(s)  of record at the  address  on our records generally within seven days after receipt of a valid redemption request.
For a charge of $20 deducted from redemption  proceeds,  the Investment  Manager will provide a certified or cashier's check, or send the redemption  proceeds by express  mail,  upon the  shareholder's  request  or send the  proceeds  by wire transfer to the  shareholder's  bank account upon  receipt of  appropriate  wire transfer instructions.

In addition,  redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption  during any period when trading on the NYSE is restricted or the Exchange is closed for a reason other than weekend or holiday,  or any emergency is deemed to exist by the  Securities and Exchange
Commission.

DIVIDENDS AND TAXES

Each Fund pays its shareholders  dividends from its net investment  income,  and distributes any net capital gains that it has realized, at least annually.  Your dividends and distributions  will be reinvested in the Fund, unless you instruct the  Investment  Manager  otherwise.  There  are no fees  or  sales  charges  on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless  your  investment  is in an  IRA or  other  tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local  taxes.  If a Fund  declares a dividend  or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, dividends and distributions from the Funds are taxable as follows:

================================================================================
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION           TAX RATE FOR 15% BRACKET       BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends                 Ordinary Income rate       Ordinary Income rate
--------------------------------------------------------------------------------
Short-term capital gains         Ordinary Income rate       Ordinary Income rate
--------------------------------------------------------------------------------
Long-term capital gains                  10%                         20%
--------------------------------------------------------------------------------
Long-term capital gains
(held for 5 years or more)                8%                         18%
================================================================================

Tax-deferred  retirement  accounts  generally  do not  generate a tax  liability unless you are taking a distribution or making a withdrawal.

The Fund has  "short-term  capital  gains" when it sells shares within 12 months after buying them. The Fund has  "long-term  capital gains" when it sells shares that it has owned for more than 12 months.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous  table can provide a guide for your  potential tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share (NAV) of each Fund is computed as of the close of regular  trading hours on the NYSE  (normally 3 p.m.  Central time) on days when the Exchange is open.  The  Exchange is open Monday  through  Friday,  except on observation of the following  holidays:  New Year's Day, Martin Luther King, Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally  based upon the market value of securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved by each Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security  and the close of trading  on the NYSE,  events  occur that  materially affect the value of the  security,  the Funds may value the security at its fair value as determined  in good faith by the  Investment  Manager under  procedures approved by the Board of Directors.  In such a case,  the Fund's net asset value will be subject to the  judgment  of the  Investment  Manager  rather than being determined by the market.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets  on  weekends  or other  days  when the Fund does not price its shares.  Therefore,  the NAV of Funds holding  foreign  securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose  to  invest  in one of the Funds through a voluntary  Accumulation Plan. This allows for an initial investment of
$100  minimum  and  subsequent  investments  of  $20  minimum  at any  time.  An
Accumulation  Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the shareholder under the Program.  Shares are  liquidated  at NAV. The Program may be  terminated  on written notice, or it will terminate  automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B and Class C shares without the  imposition of any applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Class B Shares" or "Class C Shares," as  applicable.  A  Systematic  Withdrawal form may be obtained from the Funds.

EXCHANGE  PRIVILEGE --  Shareholders  of the Funds may exchange their shares for shares of another Fund or for shares of other mutual funds,  including  Security
Social Awareness,  Diversified Income,  Municipal Bond, and High Yield Funds. An
exchange is two  transactions:  a sale of shares of one fund and the purchase of shares of another  fund.  In general,  the same policies that apply to purchases and sales apply to  exchanges,  including a Fund's  right to reject any order to purchase shares.

Shareholders  who hold  their  shares  in a  tax-qualified  retirement  plan may exchange shares of the Funds for shares of Security Capital  Preservation  Fund, but may not exchange into Security  Municipal Bond Fund.  Shareholders  also may exchange  their shares of the Funds for shares of Security  Cash Fund,  provided that exchanges to Security Cash Fund are not available to shareholders  who have purchased through the following  custodial  accounts of the Investment  Manager:
403(b)(7) accounts, SEP accounts and SIMPLE plans. All exchanges are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges  may be made only in those  states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange.  Shares of a particular  class of the
Funds may be  exchanged  only for shares of the same class of another  available
Fund or for Class A shares of  Security  Cash Fund,  if  available.  At present,
Municipal  Bond Fund does not offer Class C shares.  Any  applicable  contingent deferred sales charge will be imposed upon  redemption  and calculated  from the date of the  initial  purchase  without  regard to the time  shares were held in
Security Cash Fund.  For tax purposes,  an exchange is a sale of shares that may result in a taxable  gain or loss.  Special  rules  may apply to  determine  the amount  of gain or  loss on an  exchange  occurring  within  ninety  days  after purchase of the exchanged shares.  Exchanges are made upon receipt of a properly completed  Exchange  Authorization  form. A current  prospectus of the Fund into which an  exchange  is made will be given to each  shareholder  exercising  this privilege.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling the Funds at  1-800-888-2461,  on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange  requests  received by telephone after the close of the NYSE (normally 3:00 p.m.  Central time) will be treated  as if  received  on the next  business  day.  The  exchange  privilege, including telephone exchanges, dollar cost averaging and asset rebalancing,  may be changed or discontinued  at any time by either the Investment  Manager or the
Funds upon 60 days' notice to shareholders.

Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges  or  reject  any  exchange  if (1) a Fund  or its  Investment  Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a
Fund receives or anticipates  simultaneous orders that may significantly  affect the Fund.

DOLLAR  COST  AVERAGING.  This option is  available  only to  shareholders  of a
403(b)(7)  account  sponsored by the  Investment  Manager and opened on or after
June 5, 2000. The option allows such shareholders to make periodic  exchanges of shares from the  Security  Capital  Preservation  Fund (held in  non-certificate form) to one or more of the Funds  available  under the  exchange  privilege  as described  above.  Such periodic  exchanges in which securities are purchased at regular  intervals  are known as  "dollar  cost  averaging."  With  dollar  cost averaging,  the cost of the securities gets averaged over time and possibly over various market cycles.  Dollar cost  averaging does not guarantee  profits,  nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment
Manager.  Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of shares.  The
Investment  Manager will exchange  shares as requested on the first business day of the month.

The Investment  Manager will make exchanges  until account value in the Security
Capital  Preservation  Fund is depleted  or until you  instruct  the  Investment
Manager to  terminate  dollar  cost  averaging.  Dollar  cost  averaging  may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING.  This option is available only to participants in a 403(b)(7)
account sponsored by the Investment Manager and opened on or after June 5, 2000.
This option allows such  participants to automatically  exchange shares of those funds available  under the exchange  privilege as described above on a quarterly basis to maintain a particular  percentage allocation among the funds. Shares of such funds must be held in  non-certificate  form.  Account value allocated to a fund will grow or  decline  in value at  different  rates  during  the  selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Shareholders  may obtain an asset  rebalancing  request form from the Investment
Manager.  You must designate on the form the applicable funds and the percentage of account  value to be  maintained  in each fund.  Thereafter,  the  Investment
Manager will  exchange  shares of the funds to maintain  that  allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Funds' Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities  the Funds may hold in their  respective  portfolios  and the various  kinds of  management practices  that may be used in the  portfolios.  The Funds'  holdings of certain types of  investments  cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.
While the  percentage  limitations  provide a useful  level of detail  about the
Funds' investment program, they should not be viewed as an accurate gauge of the potential  risk  of  the  investment.  For  example,  in a  given  period,  a 5%
investment in futures contracts could have  significantly more of an impact on a
Fund's  share price than its  weighting  in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation  to the  performance  of the Fund's  other  investments.  The
Portfolio Managers of the Funds have considerable  leeway in choosing investment strategies and selecting  securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective,  the Funds may invest in any  type  of  security  or  instrument  whose  investment  characteristics  are consistent with that Fund's investment program.

The following  pages describe some of the  investments  which may be made by the
Funds, as well as some of the management practices of the Funds.

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic investments,  which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund  may at  times  find it  difficult  to  value  its  foreign  investments.
Brokerage   commissions  and  other  fees  are  generally   higher  for  foreign
investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.  Foreign withholding taxes may reduce the amount of income available to  distribute  to  shareholders  of the Funds.  Each of the Funds may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign  investments are typically increased  in less  developed  and  developing  countries,  which are  sometimes referred to as emerging markets. For example,  political and economic structures in  these  countries  may be young  and  developing  rapidly,  which  can  cause instability.  These  countries are also more likely to experience high levels of inflation,  deflation or currency devaluation,  which could hurt their economies and securities  markets.  For these and other  reasons,  investments in emerging markets are often considered speculative.

SMALLER  COMPANIES  -- Small- or  medium-sized  companies  are more  likely than larger companies to have limited product lines,  markets or financial resources, or to  depend  on a  small,  inexperienced  management  group.  Stocks  of these companies may trade less frequently and in limited volume,  and their prices may fluctuate  more than stocks of other  companies.  Stocks of these  companies may therefore  be more  vulnerable  to  adverse  developments  than  those of larger companies.

CONVERTIBLE  SECURITIES  AND WARRANTS -- Each of the Funds may invest in debt or preferred  equity  securities  convertible  into, or  exchangeable  for,  equity
securities.  Traditionally,   convertible  securities  have  paid  dividends  or
interest  at rates  higher  than  common  stocks but lower  than  nonconvertible securities.  They generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current  income with options and other  features.  Warrants are options to buy a stated  number  of shares of common  stock at a  specified  price  anytime during the life of the warrants (generally, two or more years).

INITIAL PUBLIC  OFFERING -- A Fund's  investment in securities  offered  through initial public offerings (IPOs) may have a magnified  performance impact, either positive  or  negative,  on any Fund and  particularly  those with a small asset base.  There is no guarantee  that as a Fund's  assets grow, it will continue to experience  substantially  similar  performance  by  investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market.  The Technology Fund and the Small Cap Growth Fund may be
particularly susceptible to IPO risk.

HIGH YIELD  SECURITIES -- Higher  yielding  debt  securities in the lower rating
(higher risk) categories of the recognized rating services are commonly referred to as "junk  bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds.  Junk bonds  (those  rated below BBB or in  default)  are  regarded  as  predominantly speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Successful  investment in lower-medium  and low-quality bonds involves greater investment risk and is highly dependent on the Investment
Manager's  credit  analysis.  A real or  perceived  economic  downturn or higher interest  rates could cause a decline in high yield bond prices by lessening the ability of issuers to make  principal  and  interest  payments.  These bonds are often thinly traded and can be more difficult to sell and value  accurately than high-quality  bonds.  Because  objective  pricing  data  may be less  available, judgment  may play a greater role in the  valuation  process.  In addition,  the entire junk bond market can  experience  sudden and sharp price  swings due to a variety of  factors,  including  changes in  economic  forecasts,  stock  market activity,  large or sustained sales by major investors,  a high-profile default, or just a change in the market's psychology.  This type of volatility is usually associated  more with  stocks  than  bonds,  but junk bond  investors  should be prepared for it. The Large Cap Value, Alpha Opportunity,  Global,  International
and Small Cap Growth Funds may invest in high yield securities.

CASH RESERVES -- Cash reserves  maintained by a Fund may include  domestic,  and for certain Funds, foreign money market instruments,  as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and  maintain  reserves as the  Investment  Manager or  Sub-Adviser  believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions,  expenses and purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- Borrowings may be  collateralized  with Fund assets.  To the extent that a Fund purchases  securities  while it has  outstanding  borrowings,  it is using  leverage,  i.e.,  using borrowed funds for  investment.  Leveraging  will exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the Fund's  portfolio.  Money  borrowed for  leveraging  will be subject to interest  costs that may or may not be recovered by  appreciation  of the securities purchased; in certain cases, interest costs may exceed the return received on the  securities  purchased.  A Fund also may be required to maintain minimum  average  balances  in  connection  with  such  borrowing  or  to  pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES  AND  OPTIONS -- Many of the Funds may  utilize  futures  contracts  and options on futures and may purchase  call and put options and write call and put options on a  "covered"  basis.  A call option is  "covered"  if a Fund owns the security  underlying  the call or has an absolute  right to acquire the security without  additional cash  consideration (or, if additional cash consideration is required,  cash or cash  equivalents  in such amount as are held in a segregated account by the Custodian).  Futures (a type of potentially high-risk derivative)
are often used to manage or hedge risk  because  they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially  high-risk  derivative)  give the  investor  the  right  (where  the investor  purchases the options),  or the obligation  (where the investor writes
(sells) the options),  to buy or sell an asset at a  predetermined  price in the future.  Those Funds which invest in non-dollar  denominated  foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any  number  of  reasons,  including:  to manage exposure  to changes in  securities  prices and  foreign  currencies,  to manage exposure to changes in interest rates and bond prices,  as an efficient means of adjusting  overall exposure to certain markets,  in an effort to enhance income, to protect the value of portfolio securities,  and to adjust portfolio duration.
Futures contracts and options may not always be successful hedges;  their prices can be highly  volatile.  Using them could lower a Fund's total return,  and the potential loss from the use of futures can exceed the Fund's initial  investment in such contracts.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Interest  rate and/or index swaps,  and the purchase  or sale of related  caps,  floors and collars  are used  primarily  to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio as a technique for managing the  portfolio's  duration (i.e. the price sensitivity to changes in interest  rates) or to protect against any increase in the price of securities the Fund anticipates  purchasing at a later date. To the extent a Fund enters into these types of transactions,  it will be done to hedge and not as a  speculative  investment,  and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments  providing the income  the Fund may be  obligated  to pay.  Interest  rate  swaps  involve  the exchange by the Fund with another party of their  respective  commitments to pay or receive  interest on a notional  amount of  principal.  The purchase of a cap entitles the purchaser to receive  payments on a notional  principal amount from the  party  selling  the cap to the  extent  that a  specified  index  exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  the  floor  to  the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- The price of "when issued," "forward  commitment" or "delayed delivery"  securities is fixed at the time of the  commitment  to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When a Fund  purchases  securities  on this  basis,  there  is a risk  that  the securities may not be delivered and that the Fund may incur a loss.  Each of the
Funds may purchase or sell  securities on a when-issued,  forward  commitment or delayed delivery basis.

SECURITIES  LENDING -- For purposes of realizing  additional  income,  the Alpha
Opportunity,  Global,  International,  Large Cap Growth and Technology Funds may
lend their  portfolio  securities  to certain  borrowers.  Any such loan will be continuously  secured by  collateral at least equal to the value of the security loaned. The risks in lending portfolio  securities,  as with other extensions of credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower  fail  financially.  Loans will only be made to firms deemed by the
Investment  Manager to be of good  standing and will not be made unless,  in the judgment of the Investment  Manager,  the  consideration  to be earned from such loans would justify the risk.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain additional  information,  may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial  highlights table is intended to help you understand the financial performance  of the  Funds'  Class A shares,  Class B shares  and Class C shares during the past five years, or the period since  commencement of a Fund or share class.  Certain information  reflects financial results for a single Fund share.
The total returns in the table  represent  the rate that an investor  would have earned  (or lost) on an  investment  in the Fund  assuming  reinvestment  of all dividends and  distributions.  This  information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds'  financial  statements,  are included in the annual report,  which is available upon request.

------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS A)
------------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                   -------------------------------------------------------
                                       2002
                                   (c)(i)(n)(o)   2001(c)(o)   2000(c)   1999(c)   1998(c)
                                   ------------   ----------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 5.37        $ 6.42     $ 7.17    $ 7.68    $11.14

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....        0.01          0.03       0.07      0.12      0.13
Net gain (loss) on securities
  (realized and unrealized).....       (1.10)        (1.03)     (0.58)     0.75     (0.87)
                                       -----         -----      -----     -----     -----
Total from investment operations       (1.09)        (1.00)     (0.51)     0.87     (0.74)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       (0.03)        (0.05)     (0.13)    (0.04)    (0.13)
Distributions
  (from realized gains).........         ---           ---      (0.11)    (1.34)    (2.59)
                                       -----         -----      -----     -----     -----
Total distributions.............       (0.03)        (0.05)     (0.24)    (1.38)    (2.72)
                                       -----         -----      -----     -----     -----
NET ASSET VALUE END OF PERIOD...      $ 4.25        $ 5.37     $ 6.42    $ 7.17    $ 7.68
                                       =====         =====      =====     =====     =====
TOTAL RETURN (A)................     (20.51)%      (15.68)%    (7.28)%    12.00%   (7.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $32,997       $45,006    $60,448   $74,796   $76,371
Ratio of expenses to
  average net assets............        1.37%         1.32%      1.27%     1.22%     1.21%
Ratio of net investment income
  (loss) to average net assets..        0.20%         0.49%      0.99%     1.63%     1.49%
Portfolio turnover rate.........          68%          180%       144%       98%      144%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS B)
------------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                   -------------------------------------------------------
                                       2002
                                   (c)(i)(n)(o)   2001(c)(o)   2000(c)   1999(c)   1998(c)
                                   ------------   ----------   -------   -------   -------

PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 5.18        $ 6.21     $ 6.95    $ 7.54    $10.99

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.04)        (0.03)       ---      0.05      0.05
Net gain (loss) on securities
  (realized and unrealized).....       (1.06)        (1.00)     (0.58)     0.73     (0.88)
                                       -----         -----      -----     -----     -----
Total from investment operations       (1.10)        (1.03)     (0.58)     0.78     (0.83)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---           ---      (0.05)    (0.03)    (0.03)
Distributions
  (from realized gains).........         ---           ---      (0.11)    (1.34)    (2.59)
                                       -----         -----      -----     -----     -----
Total distributions.............         ---           ---      (0.16)    (1.37)    (2.62)
                                       -----         -----      -----     -----     -----
NET ASSET VALUE END OF PERIOD...      $ 4.08        $ 5.18     $ 6.21    $ 6.95    $ 7.54
                                       =====         =====      =====     =====     =====
TOTAL RETURN (A)................     (21.24)%      (16.59)%    (8.36)%    10.93%   (8.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $4,905        $5,657     $7,152    $9,829    $9,257
Ratio of expenses to
  average net assets............        2.27%         2.32%      2.27%     2.22%     2.21%
Ratio of net investment income
  (loss) to average net assets..      (0.71)%       (0.51)%      0.01%     0.63%     0.59%
Portfolio turnover rate.........          68%          180%       144%       98%      144%
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS C)
-----------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------------------
                                        2002
                                   (c)(i)(k)(n)(o)    2001(c)(o)    2000(c)    1999(c)(f)
                                   ---------------    ----------    -------    ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........       $ 5.28           $ 6.32      $ 7.11       $6.87

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....        (0.04)           (0.03)      (0.01)       0.03
Net gain (loss) on securities
  (realized and unrealized).....        (1.08)           (1.01)      (0.56)       0.21
                                        -----            -----       -----        ----
Total from investment operations        (1.12)           (1.04)      (0.57)       0.24

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............          ---              ---       (0.11)        ---
Distributions
  (from realized gains).........          ---              ---       (0.11)        ---
                                        -----            -----       -----        ----
Total distributions.............          ---              ---       (0.22)        ---
                                        -----            -----       -----        ----
NET ASSET VALUE END OF PERIOD...       $ 4.16           $ 5.28      $ 6.32       $7.11
                                        =====            =====       =====        ====
TOTAL RETURN (A)................      (21.21)%         (16.46)%     (8.10)%       3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............        $1,510             $904        $483        $297
Ratio of expenses to
  average net assets............         2.25%            2.33%       2.28%       2.22%
Ratio of net investment income
  (loss) to average net assets..       (0.72)%          (0.55)%     (0.10)%       0.62%
Portfolio turnover rate.........           68%             180%        144%         90%
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
----------------------------------------------------------------------------------------
                                              FISCAL YEAR ENDED SEPTEMBER 30
                                   -----------------------------------------------------
                                     2002
                                   (c)(j)(n)   2001(c)    2000(c)    1999(c)    1998(c)
                                   ---------   -------    -------    -------    -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 6.36     $10.26     $ 9.96     $ 8.86     $ 9.09

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       0.01        ---        ---       0.02       0.04
Net gain (loss) on securities
  (realized and unrealized).....      (1.28)     (2.49)      0.66       1.80       0.56
                                      -----      -----      -----      -----      -----
Total from investment operations      (1.27)     (2.49)      0.66       1.82       0.60

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---        ---        ---      (0.04)     (0.03)
Distributions
  (from realized gains).........        ---      (1.40)     (0.36)     (0.68)     (0.80)
Return of Capital...............        ---      (0.01)       ---        ---        ---
                                      -----      -----      -----      -----      -----
Total distributions.............        ---      (1.41)     (0.36)     (0.72)     (0.83)
                                      -----      -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD...     $ 5.09     $ 6.36     $10.26     $ 9.96     $ 8.86
                                      =====      =====      =====      =====      =====
TOTAL RETURN (A)................   (19.97)%    (27.66)%      6.64%     20.66%      7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............    $412,791   $563,553   $853,126   $917,179   $773,606
Ratio of expenses to
  average net assets............       1.11%      1.02%      1.02%      1.02%      1.02%
Ratio of net investment income
  (loss) to average net assets..       0.13%      0.03%      0.03%      0.19%      0.39%
Portfolio turnover rate.........         30%        23%        54%        36%        47%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
----------------------------------------------------------------------------------------
                                              FISCAL YEAR ENDED SEPTEMBER 30
                                   -----------------------------------------------------
                                     2002
                                   (c)(j)(n)    2001(c)    2000(c)    1999(c)    1998(c)
                                   ---------    -------    -------    -------    -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 5.86      $ 9.65     $ 9.47     $ 8.52     $ 8.82

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.05)      (0.07)     (0.10)     (0.08)     (0.05)
Net gain (loss) on securities
  (realized and unrealized).....     (1.17)      (2.31)      0.64       1.71       0.55
                                     -----       -----      -----      -----      -----
Total from investment operations     (1.22)      (2.38)      0.54       1.63       0.50

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---         ---        ---        ---        ---
Distributions
  (from realized gains).........       ---       (1.40)     (0.36)     (0.68)     (0.80)
Return of Capital...............       ---       (0.01)       ---        ---        ---
                                     -----       -----      -----      -----      -----
Total distributions.............       ---       (1.41)     (0.36)     (0.68)     (0.80)
                                     -----       -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD...    $ 4.64      $ 5.86     $ 9.65     $ 9.47     $ 8.52
                                     =====       =====      =====      =====      =====
TOTAL RETURN (A)................   (20.82)%    (28.34)%      5.69%     19.23%      6.38%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............    $66,267     $96,067   $156,633   $159,872   $112,978
Ratio of expenses to
  average net assets............      2.02%       2.02%      2.02%      2.02%      2.02%
Ratio of net investment income
  (loss) to average net assets..    (0.78)%     (0.97)%    (0.97)%    (0.82)%    (0.61)%
Portfolio turnover rate.........        30%         23%        54%        36%        47%
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS C)
---------------------------------------------------------------------------------
                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                   ----------------------------------------------
                                       2002
                                   (c)(j)(k)(n)    2001(c)   2000(c)   1999(c)(f)
                                   ------------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 6.16       $10.07    $ 9.89     $10.13

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.05)       (0.07)    (0.10)     (0.05)
Net gain (loss) on securities
  (realized and unrealized).....       (1.23)       (2.43)     0.64      (0.19)
                                       -----        -----     -----      -----
Total from investment operations       (1.28)       (2.50)     0.54      (0.24)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---          ---       ---        ---
Distributions
  (from realized gains).........         ---        (1.40)    (0.36)       ---
Return of Capital...............         ---        (0.01)      ---        ---
                                       -----        -----     -----      -----
Total distributions.............         ---        (1.41)    (0.36)       ---
                                       -----        -----     -----      -----
NET ASSET VALUE END OF PERIOD...      $ 4.88       $ 6.16    $10.07     $ 9.89
                                       =====        =====     =====      =====
TOTAL RETURN (A)................     (20.78)%     (28.35)%     5.55%    (2.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $4,979       $4,230    $5,426     $4,507
Ratio of expenses to
  average net assets............        2.02%        2.02%     2.02%      2.02%
Ratio of net investment income
  (loss) to average net assets..      (0.76)%      (0.97)%   (0.96)%    (0.89)%
Portfolio turnover rate.........          30%          23%       54%        45%
---------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
-----------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                   ------------------------------------------------------
                                   2002(c)(i)(n)    2001(c)   2000(c)   1999(c)   1998(c)
                                   -------------    -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $11.04        $18.86    $13.99    $11.23    $13.56

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.05)        (0.08)    (0.11)     0.01      0.02
Net gain on securities
  (realized and unrealized).....       (1.50)        (4.33)     6.47      3.71     (1.19)
                                       -----         -----     -----     -----     -----
Total from investment operations       (1.55)        (4.41)     6.36      3.72     (1.17)

LESS DISTRIBUTIONS
Dividends (from net
  investment income)............         ---           ---       ---     (0.01)    (0.09)
In excess of net
  investment income.............         ---           ---       ---     (0.04)      ---
Distributions
  (from realized gains).........         ---         (3.41)    (1.49)    (0.91)    (1.07)
                                       -----         -----     -----     -----     -----
Total distributions.............         ---         (3.41)    (1.49)    (0.96)    (1.16)
                                       -----         -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD...      $ 9.49        $11.04    $18.86    $13.99    $11.23
                                       =====         =====     =====     =====     =====
TOTAL RETURN (A)................     (14.04)%      (27.60)%    47.04%    34.39%   (8.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $50,893       $48,089   $60,909   $28,292   $18,941
Ratio of expenses to
  average net assets............        1.85%         1.90%     1.92%     2.00%     2.00%
Ratio of net investment income
  (loss) to average net assets..      (0.46)%       (0.57)%   (0.62)%     0.11%     0.15%
Portfolio turnover rate.........          36%           38%       92%      141%      122%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
-----------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED SEPTEMBER 30
                                   ------------------------------------------------------
                                   2002(c)(i)(n)    2001(c)   2000(c)   1999(c)   1998(c)
                                   -------------    -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $10.38        $18.00    $13.45    $10.89    $13.22

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.10)        (0.14)    (0.17)    (0.11)    (0.10)
Net gain on securities
  (realized and unrealized).....       (1.39)        (4.07)     6.21      3.58     (1.16)
                                       -----         -----     -----     -----     -----
Total from investment operations       (1.49)        (4.21)     6.04      3.47     (1.26)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---           ---       ---       ---       ---
Distributions
  (from realized gains).........         ---         (3.41)    (1.49)    (0.91)    (1.07)
                                       -----         -----     -----     -----     -----
Total distributions.............         ---         (3.41)    (1.49)    (0.91)    (1.07)
                                       -----         -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD...      $ 8.89        $10.38    $18.00    $13.45    $10.89
                                       =====         =====     =====     =====     =====
TOTAL RETURN (A)................     (14.35)%      (27.86)%    46.53%    33.04%   (9.43)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $19,021       $23,533   $30,951   $20,591   $12,619
Ratio of expenses to
  average net assets............        2.28%         2.39%     2.29%     3.00%     3.00%
Ratio of net investment income
  (loss) to average net assets..      (0.89)%       (1.07)%   (0.96)%   (0.87)%   (0.85)%
Portfolio turnover rate.........          36%           38%       92%      141%      122%
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS C)
---------------------------------------------------------------------------------
                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                   ----------------------------------------------
                                       2002
                                   (c)(i)(k)(n)    2001(c)   2000(c)   1999(c)(f)
                                   ------------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $10.72       $18.55    $13.90     $12.68

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.15)       (0.21)    (0.26)     (0.03)
Net gain (loss) on securities
  (realized and unrealized).....       (1.43)       (4.21)     6.40       1.25
                                       -----        -----     -----      -----
Total from investment operations       (1.58)       (4.42)     6.14       1.22

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---          ---       ---        ---
Distributions
  (from realized gains).........         ---        (3.41)    (1.49)       ---
                                       -----        -----     -----      -----
Total distributions.............         ---        (3.41)    (1.49)       ---
                                       -----        -----     -----      -----
NET ASSET VALUE END OF PERIOD...      $ 9.14       $10.72    $18.55     $13.90
                                       =====        =====     =====      =====
TOTAL RETURN (A)................     (14.74)%     (28.20)%    45.67%      9.62%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $4,076       $3,569    $2,691       $202
Ratio of expenses to
  average net assets............        2.74%        2.91%     2.92%      3.00%
Ratio of net investment income
  (loss) to average net assets..      (1.33)%      (1.57)%   (1.53)%    (0.49)%
Portfolio turnover rate.........          36%          38%       92%        90%
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS A)
-------------------------------------------------------------------------------------
                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                   --------------------------------------------------
                                   2002(c)   2001(c)   2000(c)   1999(c)   1998(b)(c)
                                   -------   -------   -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........   $18.04    $20.75    $16.60    $12.07     $12.95

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....    (0.04)      ---     (0.04)    (0.07)     (0.02)
Net gain (loss) on securities
  (realized and unrealized).....    (0.78)    (0.90)     4.89      4.65      (0.53)
                                    -----     -----     -----     -----      -----
Total from investment operations    (0.82)    (0.90)     4.85      4.58      (0.55)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............      ---       ---       ---       ---      (0.05)
Distributions
  (from realized gains).........    (0.21)    (1.81)    (0.70)    (0.05)     (0.28)
Return of capital...............    (0.11)      ---       ---       ---        ---
                                    -----     -----     -----     -----      -----
Total distributions.............    (0.32)    (1.81)    (0.70)    (0.05)     (0.33)
                                    -----     -----     -----     -----      -----
NET ASSET VALUE END OF PERIOD...   $16.90    $18.04    $20.75    $16.60     $12.07
                                    =====     =====     =====     =====      =====
TOTAL RETURN (A)................   (4.89)%   (4.54)%    30.46%    38.06%    (4.31)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............   $68,544   $50,541   $34,458   $22,804    $10,901
Ratio of expenses to
  average net assets............     1.45%     1.30%     1.29%     1.33%      1.27%
Ratio of net investment income
  (loss) to average net assets..   (0.20)%     0.01%   (0.25)%   (0.44)%    (0.13)%
Portfolio turnover rate.........       51%       55%       69%       79%        98%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS B)
-------------------------------------------------------------------------------------
                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                   --------------------------------------------------
                                   2002(c)   2001(c)   2000(c)   1999(c)   1998(b)(c)
                                   -------   -------   -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........   $17.26    $20.11    $16.26    $11.94     $12.91

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....    (0.21)    (0.19)    (0.22)    (0.22)     (0.15)
Net gain (loss) on securities
  (realized and unrealized).....    (0.74)    (0.85)     4.77      4.59      (0.54)
                                    -----     -----     -----     -----      -----
Total from investment operations    (0.95)    (1.04)     4.55      4.37      (0.69)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............      ---       ---       ---       ---        ---
Distributions
  (from realized gains).........    (0.21)    (1.81)    (0.70)    (0.05)     (0.28)
Return of capital...............    (0.11)      ---       ---       ---        ---
                                    -----     -----     -----     -----      -----
Total distributions.............    (0.32)    (1.81)    (0.70)    (0.05)     (0.28)
                                    -----     -----     -----     -----      -----
NET ASSET VALUE END OF PERIOD...   $15.99    $17.26    $20.11    $16.26     $11.94
                                    =====     =====     =====     =====      =====
TOTAL RETURN (A)................   (5.88)%   (5.45)%    29.21%    36.71%    (5.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............   $37,136   $26,967   $14,041    $9,682     $6,615
Ratio of expenses to
  average net assets............     2.34%     2.30%     2.32%     2.37%      2.33%
Ratio of net investment income
  (loss) to average net assets..   (1.09)%   (0.98)%   (1.27)%   (1.50)%    (1.19)%
Portfolio turnover rate.........       51%       55%       69%       79%        98%
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS C)
------------------------------------------------------------------------------
                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                   -------------------------------------------
                                   2002(c)(k)   2001(c)   2000(c)   1999(c)(f)
                                   ----------   -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $17.53      $20.39    $16.51     $14.54

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.21)      (0.19)    (0.22)     (0.13)
Net gain (loss) on securities
  (realized and unrealized).....     (0.74)      (0.86)     4.80       2.10
                                     -----       -----     -----      -----
Total from investment operations     (0.95)      (1.05)     4.58       1.97

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---         ---       ---        ---
Distributions
  (from realized gains).........     (0.21)      (1.81)    (0.70)       ---
Return of capital...............     (0.11)        ---       ---        ---
                                     -----       -----     -----      -----
Total distributions.............     (0.32)      (1.81)    (0.70)       ---
                                     -----       -----     -----      -----
NET ASSET VALUE END OF PERIOD...    $16.26      $17.53    $20.39     $16.51
                                     =====       =====     =====      =====
TOTAL RETURN (A)................    (5.79)%     (5.42)%    28.93%     13.55%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............    $18,785      $6,976    $3,069     $1,138
Ratio of expenses to
  average net assets............      2.35%       2.30%     2.36%      2.38%
Ratio of net investment income
  (loss) to average net assets..    (1.06)%     (0.98)%   (1.28)%    (1.36)%
Portfolio turnover rate.........        51%         55%       69%        92%
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS A)
-----------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------------------
                                                             2000       1999      1998
                                   2002(c)(l)    2001(c)    (b)(c)     (b)(c)   (b)(c)(d)
                                   ----------    -------    ------     ------   ---------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 9.80     $ 22.08     $12.98     $ 8.70    $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.20)      (0.18)     (0.19)       ---     (0.03)
Net gain (loss) on securities
  (realized and unrealized).....      (1.72)     (10.78)      9.75       4.28     (1.26)
                                      -----      ------      -----      -----     -----
Total from investment operations      (1.92)     (10.96)      9.56       4.28     (1.29)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---         ---        ---        ---     (0.01)
Distributions
  (from realized gains).........        ---       (1.32)     (0.46)       ---       ---
                                      -----      ------      -----      -----     -----
Total distributions.............        ---       (1.32)     (0.46)       ---     (0.01)
                                      -----      ------      -----      -----     -----
NET ASSET VALUE END OF PERIOD...     $ 7.88     $  9.80     $22.08     $12.98    $ 8.70
                                      =====      ======      =====      =====     =====
TOTAL RETURN (A)................    (19.59)%    (51.94)%    74.58%     49.20%   (12.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $8,350     $17,235   $38,172    $16,877     $2,677
Ratio of expenses to
  average net assets............       2.14%       1.91%     1.55%      0.49%      1.39%
Ratio of net investment income
  (loss) to average net assets..     (1.93)%     (1.32)%   (0.97)%      0.03%    (0.35)%
Portfolio turnover rate.........        302%        394%      318%       361%       366%
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS B)
----------------------------------------------------------------------------------------
                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                   -----------------------------------------------------
                                                            2000      1999       1998
                                   2002(c)(l)    2001(c)   (b)(c)    (b)(c)    (b)(c)(d)
                                   ----------    -------   ------    ------    ---------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 9.37     $ 21.34    $12.69    $ 8.63     $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.26)      (0.28)    (0.31)    (0.14)     (0.13)
Net gain (loss) on securities
  (realized and unrealized).....      (1.64)     (10.37)     9.42      4.20      (1.24)
                                      -----      ------     -----     -----      -----
Total from investment operations      (1.90)     (10.65)     9.11      4.06      (1.37)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---         ---       ---       ---        ---
Distributions
  (from realized gains).........        ---       (1.32)    (0.46)      ---        ---
                                      -----      ------     -----     -----      -----
Total distributions.............        ---       (1.32)    (0.46)      ---        ---
                                      -----      ------     -----     -----      -----
NET ASSET VALUE END OF PERIOD...     $ 7.47     $  9.37    $21.34    $12.69     $ 8.63
                                      =====      ======     =====     =====      =====
TOTAL RETURN (A)................    (20.28)%    (52.31)%    72.70%    47.05%   (13.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $4,292      $6,173   $11,688    $2,430     $1,504
Ratio of expenses to
  average net assets............       2.90%       2.67%     2.44%     1.94%      2.38%
Ratio of net investment income
  (loss) to average net assets..     (2.69)%     (2.07)%   (1.81)%   (1.41)%    (1.34)%
Portfolio turnover rate.........        302%        394%      318%      361%       366%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS C)
----------------------------------------------------------------------------------------
                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                   -----------------------------------------------------
                                   2002(c)(k)(l)    2001(c)   2000(b)(c)   1999(b)(c)(f)
                                   -------------    -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 9.53       $ 21.74     $12.86         $11.16

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.26)        (0.28)     (0.35)         (0.07)
Net gain (loss) on securities
  (realized and unrealized).....       (1.66)       (10.61)      9.69           1.77
                                       -----        ------      -----          -----
Total from investment operations       (1.92)       (10.89)      9.34           1.70

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---           ---       ---             ---
Distributions
  (from realized gains).........         ---         (1.32)     (0.46)           ---
                                       -----        ------      -----          -----
Total distributions.............         ---         (1.32)     (0.46)           ---
                                       -----        ------      -----          -----
NET ASSET VALUE END OF PERIOD...      $ 7.61       $  9.53     $21.74         $12.86
                                       =====        ======      =====          =====
TOTAL RETURN (A)................     (20.15)%      (52.46)%     73.54%         15.23%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $2,164        $2,339     $3,741           $890
Ratio of expenses to
  average net assets............        2.91%         2.68%      2.39%          1.47%
Ratio of net investment income
  (loss) to average net assets..      (2.69)%       (2.09)%    (1.81)%        (0.95)%
Portfolio turnover rate.........         302%          394%       318%           374%
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS A)
-----------------------------------------------------------------------------
                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------
                                    2002(c)    2001(c)   2000(c)   1999(c)(e)
                                    -------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 8.03     $11.29    $10.04      $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.01)       ---       ---        0.03
Net gain (loss) on securities
  (realized and unrealized).....     (1.72)     (3.17)     1.37        0.01
                                     -----      -----     -----       -----
Total from investment operations     (1.73)     (3.17)     1.37        0.04

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---        ---       ---         ---
Distributions
  (from realized gains).........       ---      (0.09)    (0.12)        ---
                                     -----      -----     -----       -----
Total distributions.............       ---      (0.09)    (0.12)        ---
                                     -----      -----     -----       -----
NET ASSET VALUE END OF PERIOD...    $ 6.30     $ 8.03    $11.29      $10.04
                                     =====      =====     =====       =====
TOTAL RETURN (A)................   (21.54)%   (28.27)%    13.65%      0.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $7,171     $6,699    $8,219     $7,589
Ratio of expenses to
  average net assets............      1.61%      1.42%     1.44%      1.48%
Ratio of net investment income
  (loss) to average net assets..    (0.10)%      0.02%   (0.05)%      0.39%
Portfolio turnover rate.........        62%        40%       73%        68%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS B)
-----------------------------------------------------------------------------
                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------
                                    2002(c)    2001(c)   2000(c)   1999(c)(e)
                                    -------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 7.87     $11.15    $ 9.99     $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.07)     (0.08)    (0.09)     (0.02)
Net gain (loss) on securities
  (realized and unrealized).....     (1.69)     (3.11)     1.37       0.01
                                     -----      -----     -----      -----
Total from investment operations     (1.76)     (3.19)     1.28      (0.01)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---        ---       ---        ---
Distributions
  (from realized gains).........       ---      (0.09)    (0.12)       ---
                                     -----      -----     -----      -----
Total distributions.............       ---      (0.09)    (0.12)       ---
                                     -----      -----     -----      -----
NET ASSET VALUE END OF PERIOD...    $ 6.11     $ 7.87    $11.15     $ 9.99
                                     =====      =====     =====      =====
TOTAL RETURN (A)................   (22.36)%   (28.81)%    12.82%    (0.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $6,125     $7,360   $10,960     $9,591
Ratio of expenses to
  average net assets............      2.35%      2.17%     2.18%      2.20%
Ratio of net investment income
  (loss) to average net assets..    (0.84)%    (0.74)%   (0.79)%    (0.33)%
Portfolio turnover rate.........        62%        40%       73%        68%
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECURITY ENHANCED INDEX FUND (CLASS C)
-------------------------------------------------------------------------------
                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                   --------------------------------------------
                                   2002(c)(k)    2001(c)   2000(c)   1999(c)(e)
                                   ----------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 7.88      $11.16    $10.00     $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.07)      (0.08)    (0.09)     (0.01)
Net gain (loss) on securities
  (realized and unrealized).....      (1.69)      (3.11)     1.37       0.01
                                      -----       -----     -----      -----
Total from investment operations      (1.76)      (3.19)     1.28        ---

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---         ---       ---        ---
Distributions
  (from realized gains).........        ---       (0.09)    (0.12)       ---
                                      -----       -----     -----      -----
Total distributions.............        ---       (0.09)    (0.12)       ---
                                      -----       -----     -----      -----
NET ASSET VALUE END OF PERIOD...     $ 6.12      $ 7.88    $11.16     $10.00
                                      =====       =====     =====      =====
TOTAL RETURN (A)................    (22.34)%    (28.78)%    12.69%      0.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $4,129      $4,840    $7,092     $5,205
Ratio of expenses to
  average net assets............       2.35%       2.17%     2.15%      2.05%
Ratio of net investment income
  (loss) to average net assets..     (0.85)%     (0.74)%   (0.77)%    (0.18)%
Portfolio turnover rate.........         62%         40%       73%        68%
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY INTERNATIONAL FUND (CLASS A)
-----------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------------------
                                                                                   1999
                                   2002(b)(c)(m)   2001(b)(c)(h)   2000(b)(c)   (b)(c)(e)
                                   -------------   -------------   ----------   ---------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 6.87          $11.01         $ 9.69      $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.06)          (0.09)         (0.13)      (0.03)
Net gain (loss) on securities
  (realized and unrealized).....       (1.28)          (3.65)          1.45       (0.28)
                                       -----           -----          -----       -----
Total from investment operations       (1.34)          (3.74)          1.32       (0.31)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---             ---            ---         ---
Distributions
  (from realized gains).........         ---           (0.40)           ---         ---
                                       -----           -----          -----       -----
Total distributions.............         ---           (0.40)           ---         ---
                                       -----           -----          -----       -----
NET ASSET VALUE END OF PERIOD...      $ 5.53          $ 6.87         $11.01      $ 9.69
                                       =====           =====          =====       =====
TOTAL RETURN (A)................     (19.51)%        (35.01)%         13.62%     (3.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $3,093          $2,934         $4,414      $2,928
Ratio of expenses to
  average net assets............        2.50%           2.51%          2.46%       2.50%
Ratio of net investment income
  (loss) to average net assets..      (0.82)%         (0.98)%        (1.08)%     (0.41)%
Portfolio turnover rate.........         252%            170%           116%        115%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITY INTERNATIONAL FUND (CLASS B)
-----------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------------------
                                                                                   1999
                                   2002(b)(c)(m)   2001(b)(c)(h)   2000(b)(c)   (b)(c)(e)
                                   -------------   -------------   ----------   ---------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 6.74          $10.88        $ 9.65       $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.10)          (0.15)        (0.22)       (0.07)
Net gain (loss) on securities
  (realized and unrealized).....       (1.26)          (3.59)         1.45        (0.28)
                                       -----           -----         -----        -----
Total from investment operations       (1.36)          (3.74)         1.23        (0.35)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---             ---           ---          ---
Distributions
  (from realized gains).........         ---           (0.40)          ---          ---
                                       -----           -----         -----        -----
Total distributions.............         ---           (0.40)          ---          ---
                                       -----           -----         -----        -----
NET ASSET VALUE END OF PERIOD...      $ 5.38          $ 6.74        $10.88       $ 9.65
                                       =====           =====         =====        =====
TOTAL RETURN (A)................     (20.18)%        (35.45)%        12.75%      (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $1,696          $1,685        $2,520       $2,028
Ratio of expenses to
  average net assets............        3.25%           3.25%         3.26%        3.19%
Ratio of net investment income
  (loss) to average net assets..      (1.55)%         (1.73)%       (1.92)%      (1.09)%
Portfolio turnover rate.........         252%            170%          116%         115%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
SECURITY INTERNATIONAL FUND (CLASS C)
------------------------------------------------------------------------------------
                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                   -------------------------------------------------
                                       2002         2001                     1999
                                   (b)(c)(k)(m)   (b)(c)(h)   2000(b)(c)   (b)(c)(e)
                                   ------------   ---------   ----------   ---------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 6.76       $10.92      $ 9.68       $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.11)       (0.15)      (0.21)       (0.04)
Net gain (loss) on securities
  (realized and unrealized).....       (1.25)       (3.61)       1.45        (0.28)
                                       -----        -----       -----        -----
Total from investment operations       (1.36)       (3.76)       1.24        (0.32)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---          ---         ---          ---
Distributions
  (from realized gains).........         ---        (0.40)        ---          ---
                                       -----        -----       -----        -----
Total distributions.............         ---        (0.40)        ---          ---
                                       -----        -----       -----        -----
NET ASSET VALUE END OF PERIOD...      $ 5.40       $ 6.76      $10.92       $ 9.68
                                       =====        =====       =====        =====
TOTAL RETURN (A)................     (20.12)%     (35.50)%      12.81%      (3.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $1,809       $2,244      $3,564       $2,493
Ratio of expenses to
  average net assets............        3.25%        3.25%       3.11%        2.78%
Ratio of net investment income
  (loss) to average net assets..      (1.57)%      (1.75)%     (1.76)%      (0.71)%
Portfolio turnover rate.........         252%         170%        116%         115%
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS A)
-----------------------------------------------------------------------------
                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------
                                    2002(c)    2001(c)   2000(c)   1999(c)(e)
                                    -------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 7.58     $11.34    $10.53     $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.07)     (0.06)    (0.09)     (0.05)
Net gain (loss) on securities
  (realized and unrealized).....     (0.99)     (3.70)     0.90       0.58
                                     -----      -----     -----      -----
Total from investment operations     (1.06)     (3.76)     0.81       0.53

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---        ---       ---        ---
Distributions
  (from realized gains).........       ---        ---       ---        ---
                                     -----      -----     -----      -----
Total distributions.............       ---        ---       ---        ---
                                     -----      -----     -----      -----
NET ASSET VALUE END OF PERIOD...    $ 6.52     $ 7.58    $11.34     $10.53
                                     =====      =====     =====      =====
TOTAL RETURN (A)................   (13.98)%   (33.16)%     7.69%      5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............    $11,933    $14,347   $22,006    $13,975
Ratio of expenses to
  average net assets............      1.46%      1.39%     1.35%      1.48%
Ratio of net investment income
  (loss) to average net assets..    (0.81)%    (0.60)%   (0.74)%    (0.75)%
Portfolio turnover rate.........        33%        44%       89%        14%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS B)
-----------------------------------------------------------------------------
                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                   ------------------------------------------
                                    2002(c)    2001(c)   2000(c)   1999(c)(e)
                                    -------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 7.44     $11.22    $10.52     $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.13)     (0.13)    (0.17)     (0.09)
Net gain (loss) on securities
  (realized and unrealized).....     (0.95)     (3.65)     0.87       0.61
                                     -----      -----     -----      -----
Total from investment operations     (1.08)     (3.78)     0.70       0.52

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---        ---       ---        ---
Distributions
  (from realized gains).........       ---        ---       ---        ---
                                     -----      -----     -----      -----
Total distributions.............       ---        ---       ---        ---
                                     -----      -----     -----      -----
NET ASSET VALUE END OF PERIOD...    $ 6.36     $ 7.44    $11.22     $10.52
                                     =====      =====     =====      =====
TOTAL RETURN (A)................   (14.52)%   (33.69)%     6.65%      5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $8,566    $11,519   $18,199    $12,938
Ratio of expenses to
  average net assets............      2.21%      2.14%     2.11%      2.19%
Ratio of net investment income
  (loss) to average net assets..    (1.56)%    (1.35)%   (1.49)%    (1.47)%
Portfolio turnover rate.........        33%        44%       89%        14%
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS C)
-------------------------------------------------------------------------------
                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                   --------------------------------------------
                                   2002(c)(k)    2001(c)   2000(c)   1999(c)(e)
                                   ----------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 7.47      $11.26    $10.55     $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.13)      (0.13)    (0.17)     (0.09)
Net gain (loss) on securities
  (realized and unrealized).....      (0.96)      (3.66)     0.88       0.64
                                      -----       -----     -----      -----
Total from investment operations      (1.09)      (3.79)     0.71       0.55

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---         ---       ---        ---
Distributions
  (from realized gains).........        ---         ---       ---        ---
                                      -----       -----     -----      -----
Total distributions.............        ---         ---       ---        ---
                                      -----       -----     -----      -----
NET ASSET VALUE END OF PERIOD...     $ 6.38      $ 7.47    $11.26     $10.55
                                      =====       =====     =====      =====
TOTAL RETURN (A)................    (14.59)%    (33.66)%     6.73%      5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $3,954      $4,531    $7,294     $4,442
Ratio of expenses to
  average net assets............       2.21%       2.14%     2.10%      2.07%
Ratio of net investment income
  (loss) to average net assets..     (1.56)%     (1.35)%   (1.49)%    (1.34)%
Portfolio turnover rate.........         33%         44%       89%        14%
-------------------------------------------------------------------------------

---------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS A)
---------------------------------------------------------------------------
                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                   ----------------------------------------
                                    2002(c)   2001(b)(c)(h)   2000(c)(g)(h)
                                    -------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 6.00       $ 9.71          $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.05)       (0.08)          (0.05)
Net gain (loss) on securities
  (realized and unrealized).....     (1.35)       (3.63)          (0.24)
                                     -----        -----           -----
Total from investment operations     (1.40)       (3.71)          (0.29)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---          ---             ---
Distributions
  (from realized gains).........       ---          ---             ---
                                     -----        -----           -----
Total distributions.............       ---          ---             ---
                                     -----        -----           -----
NET ASSET VALUE END OF PERIOD...    $ 4.60       $ 6.00          $ 9.71
                                     =====        =====           =====
TOTAL RETURN (A)................   (23.33)%     (38.21)%         (2.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $9,243       $2,436          $2,405
Ratio of expenses to
  average net assets............      1.99%        2.00%           1.92%
Ratio of net investment income
  (loss) to average net assets..    (1.00)%      (1.10)%         (1.25)%
Portfolio turnover rate.........        12%           6%              5%
---------------------------------------------------------------------------

------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS B)
------------------------------------------------------------------------
                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                   -------------------------------------
                                    2002(c)   2001(b)(c)   2000(c)(g)(h)
                                    -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........    $ 5.92      $ 9.65        $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....     (0.11)      (0.14)        (0.08)
Net gain (loss) on securities
  (realized and unrealized).....     (1.31)      (3.59)        (0.27)
                                     -----       -----         -----
Total from investment operations     (1.42)      (3.73)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............       ---         ---           ---
Distributions
  (from realized gains).........       ---         ---           ---
                                     -----       -----         -----
Total distributions.............       ---         ---           ---
                                     -----       -----         -----
NET ASSET VALUE END OF PERIOD...    $ 4.50      $ 5.92        $ 9.65
                                     =====       =====         =====
TOTAL RETURN (A)................   (23.99)%    (38.65)%       (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $1,949      $1,955        $2,039
Ratio of expenses to
  average net assets............      2.82%       2.75%         2.68%
Ratio of net investment income
  (loss) to average net assets..    (1.88)%     (1.85)%       (2.02)%
Portfolio turnover rate.........        12%          6%            5%
------------------------------------------------------------------------

--------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH FUND (CLASS C)
--------------------------------------------------------------------------
                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                   ---------------------------------------
                                   2002(c)(k)   2001(b)(c)   2000(c)(g)(h)
                                   ----------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 5.93       $ 9.65        $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.11)       (0.13)        (0.08)
Net gain (loss) on securities
  (realized and unrealized).....      (1.30)       (3.59)        (0.27)
                                      -----        -----         -----
Total from investment operations      (1.41)       (3.72)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---          ---           ---
Distributions
  (from realized gains).........        ---          ---           ---
                                      -----        -----         -----
Total distributions.............        ---          ---           ---
                                      -----        -----         -----
NET ASSET VALUE END OF PERIOD...     $ 4.52       $ 5.93        $ 9.65
                                      =====        =====         =====
TOTAL RETURN (A)................    (23.78)%     (38.55)%       (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $2,547       $2,577        $2,102
Ratio of expenses to
  average net assets............       2.82%        2.75%         2.66%
Ratio of net investment income
  (loss) to average net assets..     (1.88)%      (1.85)%       (2.00)%
Portfolio turnover rate.........         12%           6%            5%
--------------------------------------------------------------------------

----------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS A)
----------------------------------------------------------------------------
                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                   -----------------------------------------
                                                                    2000
                                   2002(b)(c)   2001(b)(c)(h)   (b)(c)(g)(h)
                                   ----------   -------------   ------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 3.41        $ 9.33         $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.09)        (0.11)         (0.08)
Net gain (loss) on securities
  (realized and unrealized).....      (0.95)        (5.81)         (0.59)
                                      -----         -----          -----
Total from investment operations      (1.04)        (5.92)         (0.67)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---           ---            ---
Distributions
  (from realized gains).........        ---           ---            ---
                                      -----         -----          -----
Total distributions.............        ---           ---            ---
                                      -----         -----          -----
NET ASSET VALUE END OF PERIOD...     $ 2.37        $ 3.41         $ 9.33
                                      =====         =====          =====
TOTAL RETURN (A)................    (30.50)%      (63.45)%        (6.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............      $2,272        $3,023         $4,340
Ratio of expenses to
  average net assets............       2.50%         2.26%          2.28%
Ratio of net investment income
  (loss) to average net assets..     (2.28)%       (2.01)%        (2.05)%
Portfolio turnover rate.........        166%          240%           148%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS B)
----------------------------------------------------------------------------
                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                   -----------------------------------------
                                                                    2000
                                   2002(b)(c)   2001(b)(c)(h)   (b)(c)(g)(h)
                                   ----------   -------------   ------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 3.30        $ 9.21         $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.11)        (0.16)         (0.11)
Net gain (loss) on securities
  (realized and unrealized).....      (0.91)        (5.75)         (0.68)
                                      -----         -----          -----
Total from investment operations      (1.02)        (5.91)         (0.79)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---           ---            ---
Distributions
  (from realized gains).........        ---           ---            ---
                                      -----         -----          -----
Total distributions.............        ---           ---            ---
                                      -----         -----          -----
NET ASSET VALUE END OF PERIOD...     $ 2.28        $ 3.30         $ 9.21
                                      =====         =====          =====
TOTAL RETURN (A)................    (30.91)%      (64.17)%        (7.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............        $737          $870         $1,971
Ratio of expenses to
  average net assets............       3.25%         3.01%          3.03%
Ratio of net investment income
  (loss) to average net assets..     (3.02)%       (2.76)%        (2.79)%
Portfolio turnover rate.........        155%          240%           148%
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECURITY TECHNOLOGY FUND (CLASS C)
-------------------------------------------------------------------------------
                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                   --------------------------------------------
                                                                       2000
                                   2002(b)(c)(k)   2001(b)(c)(h)   (b)(c)(g)(h)
                                   -------------   -------------   ------------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 3.30          $ 9.21         $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.11)          (0.16)         (0.11)
Net gain (loss) on securities
  (realized and unrealized).....       (0.91)          (5.75)         (0.68)
                                       -----           -----          -----
Total from investment operations       (1.02)          (5.91)         (0.79)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---             ---            ---
Distributions
  (from realized gains).........         ---             ---            ---
                                       -----           -----          -----
Total distributions.............         ---             ---            ---
                                       -----           -----          -----
NET ASSET VALUE END OF PERIOD...      $ 2.28          $ 3.30         $ 9.21
                                       =====           =====          =====
TOTAL RETURN (A)................     (30.91)%        (64.17)%        (7.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $1,168          $1,348         $2,276
Ratio of expenses to
  average net assets............        3.25%           3.01%          3.03%
Ratio of net investment income
  (loss) to average net assets..      (3.02)%         (2.77)%        (2.79)%
Portfolio turnover rate.........         166%            240%           148%
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS A)
----------------------------------------------------------------------------------------
                                              FISCAL YEAR ENDED SEPTEMBER 30
                                   -----------------------------------------------------
                                   2002(c)(n)    2001(c)    2000(c)   1999(c)    1998(c)
                                   ----------    -------    -------   -------    -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 8.48      $15.28     $ 9.19    $ 7.65     $ 9.24

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.09)      (0.07)     (0.08)    (0.06)     (0.06)
Net gain (loss) on securities
  (realized and unrealized).....      (1.30)      (5.38)      6.60      3.51      (1.06)
                                      -----       -----      -----     -----      -----
Total from investment operations      (1.39)      (5.45)      6.52      3.45      (1.12)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---         ---        ---       ---        ---
Distributions
  (from realized gains).........      (0.06)      (1.35)     (0.43)    (1.91)     (0.47)
                                      -----       -----      -----     -----      -----
Total distributions.............      (0.06)      (1.35)     (0.43)    (1.91)     (0.47)
                                      -----       -----      -----     -----      -----
NET ASSET VALUE END OF PERIOD...     $ 7.03      $ 8.48     $15.28    $ 9.19     $ 7.65
                                      =====       =====      =====     =====      =====
TOTAL RETURN (A)................    (16.64)%    (38.19)%     72.82%    50.91%   (12.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $90,948    $131,498   $204,787   $96,238    $67,554
Ratio of expenses to
  average net assets............       1.20%       1.09%      1.11%     1.21%      1.23%
Ratio of net investment income
  (loss) to average net assets..     (0.92)%     (0.64)%    (0.62)%   (0.77)%    (0.64)%
Portfolio turnover rate.........         47%         48%        35%       54%       116%
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS B)
---------------------------------------------------------------------------------------
                                              FISCAL YEAR ENDED SEPTEMBER 30
                                   ----------------------------------------------------
                                   2002(c)(n)    2001(c)   2000(c)   1999(c)    1998(c)
                                   ----------    -------   -------   -------    -------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........     $ 7.62      $14.02    $ 8.54    $ 7.28     $ 8.90

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....      (0.16)      (0.17)    (0.19)    (0.14)     (0.14)
Net gain (loss) on securities
  (realized and unrealized).....      (1.14)      (4.88)     6.10      3.31      (1.01)
                                      -----       -----     -----     -----      -----
Total from investment operations      (1.30)      (5.05)     5.91      3.17      (1.15)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............        ---         ---       ---       ---        ---
Distributions
  (from realized gains).........      (0.06)      (1.35)    (0.43)    (1.91)     (0.47)
                                      -----       -----     -----     -----      -----
Total distributions.............      (0.06)      (1.35)    (0.43)    (1.91)     (0.47)
                                      -----       -----     -----     -----      -----
NET ASSET VALUE END OF PERIOD...     $ 6.26      $ 7.62    $14.02    $ 8.54     $ 7.28
                                      =====       =====     =====     =====      =====
TOTAL RETURN (A)................    (17.35)%    (38.83)%    71.17%    49.39%   (13.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............     $17,502     $28,580   $38,812    $7,818     $5,610
Ratio of expenses to
  average net assets............       2.11%       2.09%     2.11%     2.21%      2.23%
Ratio of net investment income
  (loss) to average net assets..     (1.84)%     (1.64)%   (1.61)%   (1.77)%    (1.64)%
Portfolio turnover rate.........         47%         48%       35%       54%       116%
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS C)
----------------------------------------------------------------------------------
                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                   -----------------------------------------------
                                   2002(c)(k)(n)    2001(c)   2000(c)   1999(c)(f)
                                   -------------    -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD...........      $ 8.22        $14.99    $ 9.11     $ 8.20

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....       (0.16)        (0.18)    (0.20)     (0.07)
Net gain (loss) on securities
  (realized and unrealized).....       (1.24)        (5.24)     6.51       0.98
                                       -----         -----     -----      -----
Total from investment operations       (1.40)        (5.42)     6.31       0.91

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)............         ---           ---       ---        ---
Distributions
  (from realized gains).........       (0.06)        (1.35)    (0.43)       ---
                                       -----         -----     -----      -----
Total distributions.............       (0.06)        (1.35)    (0.43)       ---
                                       -----         -----     -----      -----
NET ASSET VALUE END OF PERIOD...      $ 6.76        $ 8.22    $14.99     $ 9.11
                                       =====         =====     =====      =====
TOTAL RETURN (A)................     (17.30)%      (38.78)%    71.10%     11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)............       $5,883        $4,194    $3,017        $95
Ratio of expenses to
  average net assets............        2.12%         2.09%     2.11%      2.21%
Ratio of net investment income
  (loss) to average net assets..      (1.85)%       (1.66)%   (1.61)%    (1.75)%
Portfolio turnover rate.........          47%           48%       35%        54%
----------------------------------------------------------------------------------

(a)  Total return  information  does not reflect  deduction of any sales charges imposed at the time of purchase for Class A shares or upon  redemption  for
     Class B and C shares.

(b)  Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

            ========================================================
                            CLASS   2002   2001   2000   1999   1998
            --------------------------------------------------------
            Mid Cap           A     ---    ---    ---    ---    1.5%
            Value Fund        B     ---    ---    ---    ---    2.6%
                              C     ---    ---    ---    ---    ---
            --------------------------------------------------------
            Small Cap         A     ---    ---    1.6%   1.5%   2.4%
            Growth Fund       B     ---    ---    2.5%   2.9%   3.4%
                              C     ---    ---    2.5%   2.5%   ---
            --------------------------------------------------------
            International     A     4.2%   3.8%   3.5%   4.7%   ---
            Fund              B     5.0%   4.5%   4.3%   5.4%   ---
                              C     5.0%   4.5%   4.1%   5.0%   ---
            --------------------------------------------------------
            Large Cap         A     ---    2.2%   ---    ---    ---
            Growth Fund       B     ---    2.9%   ---    ---    ---
                              C     ---    2.9%   ---    ---    ---
            --------------------------------------------------------
            Technology        A     3.2%   2.7%   2.3%   ---    ---
            Fund              B     3.9%   3.4%   3.0%   ---    ---
                              C     3.9%   3.5%   3.0%   ---    ---
            ========================================================

(c)  Net investment income (loss) was computed using average shares  outstanding throughout the period.

(d)  Small Cap Growth Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e)  Enhanced Index Fund, International Fund, and Select 25® Fund were initially capitalized  on January 29, 1999,  with a net asset value of $10 per share.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

(f)  Class "C" Shares  were  initially  offered  for sale on January  29,  1999.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

(g)  Large Cap Growth Fund and Technology Fund were initially capitalized on May
     1, 2000,  with a net asset value of $10 per share.  Percentage  amounts for the period, except for total return, have been annualized.

(h)  Expense  ratios,  including  reimbursements,  were  calculated  without the reduction for custodian  fees  earnings  credits  beginning May 1, 2000 for
     Large Cap Growth Fund,  Technology Fund, and  International  Fund.  Expense
     ratios with such reductions would have been as follows:

            ========================================================
                                     CLASS    2002    2001      2000
            --------------------------------------------------------
            International Fund         A      ---     2.49%     ---
                                       B      ---     3.23%     ---
                                       C      ---     3.23%     ---
            --------------------------------------------------------
            Large Cap Growth Fund      A      ---     1.99%    1.85%
                                       B      ---      ---     2.61%
                                       C      ---      ---     2.60%
            --------------------------------------------------------
            Technology Fund            A      ---     2.25%    2.25%
                                       B      ---     3.00%    3.00%
                                       C      ---     3.00%    3.00%
            ========================================================

(i)  As required, effective October 1, 2001, the funds adopted the provisions of the AICPA Audit and  Accounting  Guide for  Investment  Companies and began amortizing  premiums on fixed income securities.  The effect of this change for the period ended  September  30, 2002,  was to increase net  investment income  per share by less than 1/2 of a cent,  decrease  net  realized  and unrealized  gains  and  losses  per  share  by less  than 1/2 of a cent and increase  the ratio of net  investment  income to average  net assets  from
     0.06% to 0.07%. Per share,  ratios and supplemental  data for periods prior to  October  1, 2001  have not been  restated  to  reflect  this  change in presentation.

(j)  The financial  highlights  for the Equity Fund as set forth herein  exclude the historical financial highlights of the Total Return Fund Class A, B and
     C shares.  The assets of the Total Return Fund were  acquired by the Equity
     Fund on August 27, 2002.

(k)  The  financial  highlights  for  Class  C  shares  exclude  the  historical financial  highlights of the Class S shares.  Class S shares were exchanged for Class C shares on June 3, 2002.

(l)  RS Investment  Management,  L.P. became the sub-adviser of Small Cap Growth
     Fund  effective  September  3, 2002.  Prior to  September  3, 2002,  Strong
     Capital Management, Inc. served as the Small Cap Growth Fund's sub-adviser.

(m)  Templeton  Investment Counsel,  LLC became the sub-adviser of International
     Fund  effective  September 3, 2002.  Prior to  September 3, 2002,  Deutsche
     Asset Management, Inc. served as the International Fund's sub-adviser.

(n)  Effective  May 1, 2002,  the fee  structure  for Large Cap  Value,  Equity,
     Global and Mid Cap Growth Funds  changed.  Per share  information  reflects this change.

(o)  The  Dreyfus  Corporation  became  sub-adviser  of  Large  Cap  Value  Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations  purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser  may combine all  previous  purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Funds,  and other  Security  Funds,  except  Security Cash
Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will cover  future  purchases  of Class A shares of the Funds,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Funds.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Funds have a one-time  privilege (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1)  directors,  officers  and  employees  of the Funds,  the
Funds' Investment Manager or Distributor;  directors,  officers and employees of
Security Benefit Life Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors,  officers and employees (and their spouses):  spouses,  grandparents,  parents,  children, grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Funds.

Class A shares  of the  Funds  may be  purchased  at net  asset  value  when the purchase is made on the recommendation of (i) a registered  investment  adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor;  or (ii) a certified  financial planner or registered broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other  information  about the Funds can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Funds  (including the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual  reports to  shareholders.  In the Funds' annual reports,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected each Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Funds'  Statement  of  Additional
Information and the Funds' annual or semi-annual reports are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461.  Shareholder  inquiries  should be  addressed  to SMC,  LLC, One
Security  Benefit Place,  Topeka,  Kansas  66636-0001,  or by calling the Funds'
toll-free  telephone  number  listed above.  The Funds'  Statement of Additional
Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

            Security Equity Fund..........................  811-1136
            o  Security Equity Series
            o  Security Alpha Opportunity Series
            o  Security Global Series
            o  Security Mid Cap Value Series
            o  Security Small Cap Growth Series
            o  Security Enhanced Index Series
            o  Security International Series
            o  Security Select 25 Series
            o  Security Large Cap Growth Series
            o  Security Technology Series

            Security Large Cap Value Fund.................  811-0487

            Security Mid Cap Growth Fund..................  811-1316

PROSPECTUS

February 1, 2003

|_|  Security Social Awareness Fund

             -----------------------------------------------------
             The  Securities  and  Exchange   Commission  has  not
             approved or  disapproved  these  securities or passed
             upon   the   adequacy   of   this   prospectus.   Any
             representation to the contrary is a criminal offense.
             -----------------------------------------------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

Described below are the investment objective and principal investment strategies for Security Social Awareness Fund. The Board of Directors may change the Fund's investment objective without shareholder approval. As with any investment, there can be no guarantee the Fund will achieve its investment objective.

OBJECTIVE

The Security Social Awareness Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing,  under normal market conditions, in a well-diversified  portfolio of equity securities that the Investment  Manager,
Security Management Company, LLC, believes have above-average earnings potential and which meet certain  established social criteria.  The Fund typically invests in the common  stock of  companies  whose  total  market  value is $5 billion or greater at the time of purchase.

The Fund also may invest in companies that are included in the Domini 400 Social
Index(SM),  which  companies  will be deemed to comply  with the  Fund's  social
criteria.    The    Domini   400    Social    IndexSM    (DSI)   is   a   market
capitalization-weighted  common stock index.  It monitors the performance of 400
U.S.  corporations that pass multiple,  broad-based social screens.  The DSI 400 consists of  approximately  250 companies  included in the Standard & Poor's 500
Index,  approximately 100 additional large companies not included in the S&P but providing  industry  representation,  and approximately 50 additional  companies with  particularly  strong  social  characteristics.  The DSI is  maintained  by
Kinder, Lydenberg, Domini & Co., Inc.

The   Investment   Manager   uses  a   "bottom-up"   approach   when   selecting
growth-oriented  and  value-oriented  stocks.  Bottom-up approach means that the
Investment Manager primarily  analyzes the fundamentals of individual  companies rather than  focusing on broader  market or sector  themes.  Some of the factors which the  Investment  Manager  considers when  analyzing  individual  companies include relative earnings growth,  profitability trends, the company's financial strength, valuation analysis and strength of management.  Growth-Oriented Stocks are stocks of  established  companies that typically have a record of consistent growth.  Value-Oriented  Stocks are stocks of companies  that are believed to be undervalued  in terms of price or other  financial  measurements  and that  have above average growth potential.

After identifying  potential  investments,  the Investment Manager determines if the securities meet the Fund's  established  social criteria.  The Fund does not invest in securities of companies that engage in the production of:

o  Nuclear energy
o  Alcoholic beverages
o  Tobacco products

Additionally,  the Fund does not invest in companies that  significantly  engage in:

o  The manufacture of weapons
o  Practices that have a detrimental effect on the environment
o  The gambling industry

The Fund seeks to invest in companies that:

o  Contribute substantially to the communities in which they operate
o  Demonstrate a positive record on employment relations
o  Demonstrate  substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents
o  Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. If the  Investment  Manager  determines  that a security  held by the Fund does not comply with its social criteria,  the security is sold within a reasonable time.
This requirement may cause the Fund to sell the security at a time or price that is not advantageous to the Fund.

The Fund may invest a portion of its assets in options  and  futures  contracts.
These  instruments  may be used to  hedge  the  Fund's  portfolio,  to  maintain exposure to the equity markets or to increase returns.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash and money  market  securities.  Although the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

--------------------------------------------------------------------------------
An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an investment in the Fund will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor  confidence  or  announcements  of economic,  political or financial information.

SOCIAL   INVESTING  --  Investment  in  companies  that  must  meet  the  Fund's established  social criteria may present  additional risks because it will limit the availability of investment  opportunities compared to those of similar funds which do not  impose  such  restrictions  on  investment.  In  addition,  if the
Investment  Manager  determines that a security held by the Fund does not comply with its social  criteria,  the Fund must sell the  security  at a time or price that is not advantageous to the Fund.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Fund's  investments  in value stocks may limit downside risk over time, the Fund may, as a trade-off,  produce more modest gains than riskier stock funds.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

ADDITIONAL  INFORMATION  -- For more  information  about the  Fund's  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus.

PAST PERFORMANCE

The chart and table on the following  page provide some  indication of the risks of investing in the Fund by showing changes in the Fund's  performance from year to year and by showing how the Fund's average annual total returns have compared to those of a broad  measure  of  market  performance.  In  addition,  the table compares  the Fund to a narrower  index that more closely  mirrors the Fund.  As with all  mutual  funds,  past  performance  (before  and after  taxes) is not a prediction of future results.

The bar chart does not reflect the sales  charge  applicable  to Class A shares, which if reflected,  would lower the returns shown. Average annual total returns for the Fund's Class A shares  include  deduction of the 5.75%  front-end  sales charge, for Class B shares include the appropriate  deferred sales charge, which is 5% in the first  year  declining  to 0% in the sixth and later  years and for
Class C shares include deduction of the deferred sales charge of 1% in the first year.

Security Social Awareness Fund - Class A

                  [BAR GARPH PLOTTED FROM DATA IN TABLE BELOW]

          1997      1998      1999       2000       2001     2002
          ----      ----      ----       ----       ----     ----
          22.3%     30.4%     15.5%     -12.5%     -13.1%   -20.8%

                 HIGHEST AND LOWEST RETURNS
                 (QUARTERLY 1997-2002)
                 ---------------------------------------------
                 HIGHEST QUARTER
                 Q4 ended December 31, 1998             23.50%

                 LOWEST QUARTER
                 Q3 ended September 30, 2001          - 15.33%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                                       LIFE OF
                                             1 YEAR     5 YEARS        FUND(2)
Class A
  Return Before Taxes                       -25.35%      -3.07%         0.76%
  Return After Taxes on Distributions(1)    -25.35%      -3.26%         0.59%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)              -15.44%      -2.35%         0.67%
Class B                                     -25.40%      -3.32%         0.68%
Class C                                     -22.19%     -10.64%(3)      N/A
Domini Social 400 Index
  (reflects no deduction for
  fees, expenses or taxes)(4)               -20.10%      -0.17%         5.26%(5)
--------------------------------------------------------------------------------
1  After-tax  returns are  calculated  using the historical  highest  individual federal  marginal income tax rates and do not reflect the impact of any state or  local  taxes.  Actual  after-tax  returns  depend  on an  investor's  tax situation  and may differ from those shown.  After-tax  returns shown are not relevant  to  investors  who hold  their  Fund  shares  through  tax-deferred arrangements,  such  as  401(k)  plans  or  individual  retirement  accounts.
   After-tax  returns are shown for Class A only.  After-tax returns for Class B and C will vary.

2  For the period beginning November 4, 1996 (date of inception) to December 31,
   2002.

3  For the period beginning January 29, 1999 (date of inception) to December 31,
   2002.

4  The Domini  SocialSM  400 Index,  modeled on the  S&P  500, is a socially screened, capitalization weighted index of 400 common stocks.

5  Index performance  information is only available to the Fund at the beginning of each month.  The  performance  numbers above for the Domini Social 400 are for the period November 1, 1996 to December 31, 2002. The performance for the
   Domini  Social 400 Index for the period  January 1, 1999 to December 31, 2002
   was  -7.86%.   Index  performance  assumes   reinvestment  of  dividends  and
   distributions.
================================================================================

FEES AND EXPENSES OF THE FUND

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES - Fees are paid directly from your investment.

================================================================================
                                               CLASS A     CLASS B       CLASS C
                                               SHARES      SHARES(1)     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases       5.75%        None         None
(as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a            None(2)       5%(3)       1%(4)
percentage of original purchase price
or redemption proceeds, whichever is lower)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.

2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.
================================================================================

ANNUAL FUND OPERATING EXPENSES -- Expenses that are deducted from Fund assets.

================================================================================
                                                CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Management fee...............................   1.00%         1.00%       1.00%
Distribution (12b-1) fees(1).................   0.25%         1.00%       1.00%
Other expenses...............................   0.57%         0.57%       0.57%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.82%(2)      2.57%       2.57%
--------------------------------------------------------------------------------
1  The Fund has adopted a Brokerage  Enhancement  Plan under Rule 12b-1, but has
   not  yet  implemented  the  Plan.  If  the  Brokerage   Enhancement  Plan  is
   implemented,  it is not  expected  that any  amounts  received  by the Fund's distributor  would  exceed  0.05% of the  Fund's  average  net  assets.  This additional amount is not reflected in the "Distribution  (12b-1) fees" column of the table.

2  The expense  information  for the Fund's Class A shares has been  restated to reflect the new Class A Distribution fee, which was effective May 1, 2002.
================================================================================

EXAMPLE

This  Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated.  The Example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

                  ============================================
                               CLASS A     CLASS B     CLASS C
                  --------------------------------------------
                   1 Year      $  749      $  760      $  360
                   3 Years      1,115       1,099         799
                   5 Years      1,504       1,565       1,365
                  10 Years      2,589       2,660       2,905
                  ============================================

You would pay the following expenses if you did not redeem your shares.

                  ============================================
                               CLASS A     CLASS B     CLASS C
                  --------------------------------------------
                   1 Year      $  749      $  260      $  260
                   3 Years      1,115         799         799
                   5 Years      1,504       1,365       1,365
                  10 Years      2,589       2,660       2,905
                  ============================================

INVESTMENT MANAGER

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit  Place,  Topeka,  Kansas 66636,  is the Fund's  investment  manager.  On
November 30, 2002, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $4.5 billion.

Although the Fund has no current plans to use the services of a sub-adviser,  it may wish to do so in the future.  Accordingly,  the  Investment  Manager and the
Fund have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager  structure that allows the Investment Manager to hire, replace or  terminate  sub-advisers  without the approval of  shareholders.  The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval.
If a new sub-adviser is hired,  shareholders will receive  information about the new  sub-adviser  within 90 days of the  change.  The order  allows  the Fund to operate  more  efficiently  and with greater  flexibility.  If the Fund uses the services of a sub-adviser in the future, the Investment Manager would anticipate providing the following oversight and evaluation services to the Fund:

o  performing initial due diligence on prospective sub-advisers for the Fund
o  monitoring the performance of the sub-adviser(s)
o  communicating performance expectations to the sub-adviser(s)
o  ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated.

The Investment  Manager does not expect it would recommend  frequent  changes of sub-advisers.

MANAGEMENT  FEES -- The aggregate  investment  management  fees paid by the Fund during  the last  fiscal  year were  equal to 1.00% of the  Fund's  average  net assets.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses  of the Fund to a  specified  level.  The  Investment
Manager  also may  reimburse  expenses  of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGER -- Mark Mitchell,  Vice President and Portfolio Manager of the
Investment Manager, has managed the Fund since joining the Investment Manager in
September 2002. Prior to joining the Investment Manager, Mr. Mitchell had worked for GE  Asset  Management  since  July  1997 as a  technology  sector  portfolio manager.  Mr. Mitchell holds a bachelor of science degree from the University of
Nebraska,  with an  emphasis in finance.  He is a  Chartered  Financial  Analyst charterholder.

BUYING SHARES

Shares  of the Fund are  available  through  broker/dealers,  banks,  and  other financial  intermediaries  that have an agreement  with the Fund's  Distributor,
Security  Distributors,  Inc. A broker/dealer may impose a transaction charge on the purchase of fund shares.  Fund shares  purchased  directly from the Fund are not assessed a transaction charge but may be subject to a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Fund--Class A shares,  Class
B shares,  or Class C shares.  The different  classes of a Fund differ primarily with  respect to the sales  charges  and Rule 12b-1  distribution  fees for each class. The minimum initial  investment is $100.  Subsequent  investments must be
$100 (or $20 under an Accumulation  Plan). The Fund reserves the right to reject any order to purchase shares, in whole or in part.

The  Funds  no  longer  issue  certificates;  all  Fund  shares  are  issued  in non-certificate form.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase.  An order for Class A shares  will be priced at the  Fund's  net asset value per share (NAV),  plus the sales charge set forth in the following  table.
The NAV,  plus the sales  charge is the  "offering  price."  The  Fund's  NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange  (NYSE) is open.  An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

================================================================================
                                                     SALES CHARGE
                                       -----------------------------------------
                                        AS A PERCENTAGE      AS A PERCENTAGE OF
AMOUNT OF ORDER                        OF OFFERING PRICE     NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50,000 ..................         5.75%                  6.10%
$50,000 to $99,999 .................         4.75%                  4.99%
$100,000 to $249,999 ...............         3.75%                  3.90%
$250,000 to $499,999 ...............         2.75%                  2.83%
$500,000 to $999,999 ...............         2.00%                  2.04%
$1,000,000 or more* ................         None                   None
--------------------------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of  purchase,  but are subject to a deferred  sales charge of 1.00% if redeemed within one year following  purchase.  The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares.
 Shares that are not subject to a deferred sales charge are redeemed first.
================================================================================

Please see Appendix A for options that are available for reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION  PLAN -- The Class A  Distribution  Plan allows the Fund to pay distribution fees to the Fund's  Distributor.  The Distributor uses the fees to pay for  activities  related  to the  sale of  Class A  shares  and  services provided to shareholders.  The distribution fee is equal to 0.25% of the average daily net assets of the Fund's  Class A shares.  Because  distribution  fees are paid out of the  Fund's  assets on an ongoing  basis,  over time these fees will increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred  sales  charge if redeemed  within five years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        ================================
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                               1                 5%
                               2                 4%
                               3                 3%
                               4                 3%
                               5                 2%
                           6 or more             0%
                        ================================

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 9.

CLASS B DISTRIBUTION  PLAN -- The Fund has adopted a Class B  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to Class B shareholders because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions  is also  converted  to  Class A  shares  each  time  that  shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," page 9.

CLASS C DISTRIBUTION  PLAN -- The Fund has adopted a Class C  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

BROKERAGE  ENHANCEMENT PLAN -- The Fund has adopted a Brokerage Enhancement Plan
(the  "Plan")  in  accordance  with  the  provisions  of Rule  12b-1  under  the
Investment  Company  Act of  1940.  However,  to  date,  the  Plan  has not been implemented. If implemented,  the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Fund may direct the  Investment  Manager or a sub-adviser to use certain broker-dealers for securities  transactions,  subject to the duty of best execution.  These broker-dealers have agreed either (1) to pay a portion of their  commission from the sale and purchase of securities to the Distributor or other introducing  brokers ("Brokerage  Payments"),  or (2) to provide brokerage credits,  benefits or services ("Brokerage  Credits").  The Distributor will use all Brokerage  Payments and Credits  (other than a minimal  amount to defray its legal and  administrative  costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares
o  paying marketing fees requested by broker-dealers who sell the Funds
o  training sales personnel
o  creating and mailing advertising and sales literature
o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions  from the Fund to inure to the benefit of other Funds as well.  The
Plan is not  expected  to increase  the  brokerage  costs of the Fund.  For more information about the Plan, please read the "Allocation of Portfolio  Brokerage"
section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   >>  returns of excess contributions to the plan

   >>  retirement of a participant in the plan

   >>  a loan  from the plan  (loan  repayments  are  treated  as new  sales for purposes of the deferred sales charge)

o  Upon the financial  hardship (as defined in regulations  under the Code) of a participant in a plan

o  Upon termination of employment of a participant in a plan

o  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation  statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is received by the Fund's transfer  agent,  less any  applicable  deferred  sales charge.  A Fund's NAV is generally  calculated  as of the close of trading on every day the NYSE is open.
Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)
o  The name of the Fund
o  The dollar amount or number of shares to sell
o  Where to send the proceeds
o  A signature guarantee if
   >>  The check will be mailed to a payee or address different than that of the account owner, or
   >>  The sale of shares is more than $25,000.

--------------------------------------------------------------------------------
A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make  redemptions  from your  account by  calling  1-800-888-2461,  on  weekdays
(except  holidays)  between  7:00 a.m.  and 6:00  p.m.  Central  time.  The Fund requires  that  requests  for  redemptions  over  $25,000  be  in  writing  with signatures  guaranteed.  You may not close your  account by  telephone or redeem shares for which a certificate  has been issued.  If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual  Retirement Account ("IRA") or 403(b)(7)
account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds  will be sent to the  shareholder(s)  of record at the  address  on our records  generally within seven days of receipt of a valid  redemption  request.
For a charge of $20 deducted from redemption  proceeds,  the Investment  Manager will provide a certified or cashier's check, or send the redemption  proceeds by express  mail,  upon the  shareholder's  request  or send the  proceeds  by wire transfer to the  shareholder's  bank account upon  receipt of  appropriate  wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Fund may suspend the right of  redemption  during any period when trading on the NYSE is  restricted  or the  Exchange  is closed  for a reason  other than a weekend or holiday,  or any emergency is deemed to exist by the  Securities  and
Exchange Commission.

DIVIDENDS  AND  TAXES

Each Fund pays its shareholders  dividends from its net investment  income,  and distributes any net capital gains that it has realized, at least annually.  Your dividends and distributions  will be reinvested in the Fund, unless you instruct the  Investment  Manager  otherwise.  There  are no fees  or  sales  charges  on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless  your  investment  is in an  IRA or  other  tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local taxes.  If the Fund  declares a dividend or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, distributions from the Fund are taxable as follows:

================================================================================
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION           TAX RATE FOR 15% BRACKET       BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends                 Ordinary Income rate       Ordinary Income rate
Short-term capital gains         Ordinary Income rate       Ordinary Income rate
Long-term capital gains                  10%                        20%
Long-term capital gains
(held for 5 years or more)                8%                        18%
================================================================================

Tax-deferred  retirement  accounts  generally  do not  generate a tax  liability unless you are taking a distribution or making a withdrawal.

The Fund has  "short-term  capital  gains" when it sells shares within 12 months after buying them. The Fund has "long-term capital gains" when it sells shares that it has owned for more than 12 months. The Fund expects that its distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous  table can provide a guide for your  potential tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share  (NAV) of the Fund is computed as of the close of regular  trading hours on the NYSE  (normally 3 p.m.  Central time) on days when the Exchange is open.  The  Exchange is open Monday  through  Friday,  except on observation of the following  holidays:  New Year's Day, Martin Luther King, Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving  Day and Christmas  Day. If portfolio  investments  of the Fund are traded in  markets  on days when the  Exchange  is not open,  the Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

The Fund's NAV is generally  based upon the market value of  securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security  and the close of trading  on the NYSE,  events  occur that  materially affect the value of the  security,  the Fund may value the  security at its fair value as determined  in good faith by the  Investment  Manager under  procedures approved by the Board of Directors.  In such a case,  the Fund's net asset value will be subject to the  judgment  of the  Investment  Manager  rather than being determined by the market.

SHAREHOLDER  SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose to invest in the Fund  through a voluntary  Accumulation  Plan.  This  allows for an initial  investment  of $100 minimum and subsequent  investments of $20 minimum at any time. An  Accumulation
Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Fund.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the shareholder under the Program.  Shares are  liquidated  at NAV. The Program may be  terminated  on written notice, or it will terminate  automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B and Class C shares without the  imposition of any applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Buying  Shares,"  above. A Systematic  Withdrawal form may be obtained from the
Fund.

EXCHANGE  PRIVILEGE --  Shareholders  of the Fund may exchange  their shares for shares of certain other mutual funds,  which currently  include Security Equity,
Mid Cap Growth (formerly  Ultra),  Large Cap Value (formerly Growth and Income),
Global, Mid Cap Value, Small Cap Growth, Enhanced Index,  International,  Select
25, Large Cap Growth,  Technology,  Diversified Income,  Municipal Bond and High
Yield Funds. An exchange is two  transactions:  a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges,  including the Fund's right to reject any order to purchase shares.

Shareholders  who hold  their  shares  in a  tax-qualified  retirement  plan may exchange shares of the Fund for shares of Security  Capital  Preservation  Fund, but may not exchange into Security  Municipal Bond Fund.  Shareholders  also may exchange  their shares of the Funds for shares of Security  Cash Fund,  provided that exchanges to Security Cash Fund are not available to shareholders  who have purchased through the following  custodial  accounts of the Investment  Manager:
403(b)(7) accounts, SEP accounts and SIMPLE plans. All exchanges are made at the relative NAV of the funds on the date of the exchange.

Exchanges  may be made only in those  states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange.  Shares of a particular  class of the
Fund may be  exchanged  only for shares of the same  class of another  available fund or for shares of Security  Cash Fund, if  available.  At present,  Security
Municipal  Bond Fund does not offer Class C shares.  Any  applicable  contingent deferred sales charge will be imposed upon  redemption  and calculated  from the date of the  initial  purchase  without  regard to the time  shares were held in
Security Cash Fund.  For tax purposes,  an exchange is a sale of shares that may result in a taxable  gain or loss.  Special  rules  may apply to  determine  the amount  of gain or  loss on an  exchange  occurring  within  ninety  days  after purchase of the exchanged shares.  Exchanges are made upon receipt of a properly completed  Exchange  Authorization  form. A current  prospectus of the fund into which an  exchange  is made will be given to each  shareholder  exercising  this privilege.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling the Fund at  1-800-888-2461,  on weekdays (except  holidays) between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange  requests  received by telephone after the close of the NYSE (normally 3:00 p.m.  Central time) will be treated  as if  received  on the next  business  day.  The  exchange  privilege, including telephone exchanges, dollar cost averaging and asset rebalancing,  may be changed or discontinued  at any time by either the Investment  Manager or the
Fund upon 60 days' notice to shareholders.

Because excessive  trading by a shareholder can hurt the Fund's  performance and its other  shareholders,  the Fund  reserves  the  right to limit the  amount or number of  exchanges  or reject any  exchange if (1) the Fund or the  Investment
Manager believes that the Fund would be harmed or unable to invest  effectively,
or  (2)  the  Fund  receives  or  anticipates   simultaneous   orders  that  may
significantly affect the Fund.

DOLLAR  COST  AVERAGING.  This option is  available  only to  shareholders  of a
403(b)(7)  account  sponsored by the  Investment  Manager and opened on or after
June 5, 2000. This option allows such shareholders to make periodic exchanges of shares from Capital  Preservation Fund (held in non-certificate  form) to one or more of the funds  available  under the exchange  privilege as described  above.
Such periodic  exchanges in which securities are purchased at regular  intervals are known as "dollar cost  averaging."  With dollar cost averaging,  the cost of the securities  gets averaged over time and possibly over various market cycles.
Dollar cost  averaging  does not  guarantee  profits,  nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment
Manager.  Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of shares.  The
Investment  Manager will exchange  shares as requested on the first business day of the month.

The Investment  Manager will make  exchanges  until account value in the Capital
Preservation  Fund is depleted or until you instruct the  Investment  Manager to terminate dollar cost averaging.  Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING.  This option is available only to participants in a 403(b)(7)
account sponsored by the Investment Manager and opened on or after June 5, 2000.
This option allows such  participants to automatically  exchange shares of those funds available  under the exchange  privilege as described above on a quarterly basis to maintain a particular  percentage allocation among the funds. Shares of such funds must be held in  non-certificate  form.  Account value allocated to a fund will grow or  decline  in value at  different  rates  during  the  selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Participants  may obtain an asset  rebalancing  request form from the Investment
Manager.  You must designate on the form the applicable funds and the percentage of account  value to be  maintained  in each fund.  Thereafter,  the  Investment
Manager will  exchange  shares of the funds to maintain  that  allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT  PLANS -- The Fund has available  tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain  additional  information,  may call the Fund (see back cover for address and telephone number), or contact their securities dealer.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed  look at some of the types of securities  the Fund may hold in its portfolio and the various kinds of management practices that may be used in the  portfolio.  The Fund's  holdings of certain types of investments cannot exceed a maximum percentage of net assets.  These percentage  limitations are set forth in the Statement of Additional  Information.  While the percentage limitations  provide  a useful  level of  detail  about  the  Fund's  investment program, they should not be viewed as an accurate gauge of the potential risk of the  investment.  For example,  in a given  period,  a 5%  investment in futures contracts could have  significantly  more of an impact on the Fund's share price than its weighting in the portfolio.  The net effect of a particular  investment depends on its  volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. The Portfolio Manager of the
Fund has  considerable  leeway in choosing  investment  strategies and selecting securities he believes will help the Fund achieve its  objective.  In seeking to meet its  investment  objective,  the Fund may invest in any type of security or instrument  whose  investment  characteristics  are  consistent  with the Fund's investment program.

The following  pages describe some of the  investments  which may be made by the
Fund, as well as some of the management practices of the Fund.

FOREIGN SECURITIES -- The Fund may invest in foreign  securities  denominated in
U.S. dollars.  Foreign investments  increase the Fund's  diversification and may enhance  return,  but they also involve some special risks,  such as exposure to potentially adverse local political and economic  developments;  nationalization and exchange controls;  potentially lower liquidity and higher  volatility;  and possible problems arising from accounting, disclosure, settlement and regulatory practices  that  differ from U.S.  standards.  These  risks are  heightened  for investments in developing countries.

SMALLER  COMPANIES -- The Fund may invest in small- or  medium-sized  companies.
These  companies are more likely than larger  companies to have limited  product lines,  markets or financial resources,  or to depend on a small,  inexperienced management  group.  Stocks of these  companies may trade less  frequently and in limited  volume,  and their  prices  may  fluctuate  more  than  stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE  SECURITIES AND WARRANTS -- The Fund may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

RESTRICTED  SECURITIES -- The Fund may invest in restricted  securities that are eligible  for  resale  under  Rule  144A of the  Securities  Act of 1933.  These
securities   are  sold  directly  to  a  small  number  of  investors,   usually
institutions.  Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under
Rule 144A may be readily  sold to  qualified  buyers,  there may not always be a market for them and their sale may  involve  substantial  delays and  additional costs.

CASH RESERVES -- The Fund may establish and maintain  reserves as the Investment
Manager  believes is advisable to  facilitate  the Fund's cash flow needs (e.g., redemptions,  expenses and purchases of portfolio  securities) or for temporary, defensive  purposes.  Such  reserves may include  various  types of money market instruments,  certificates  of deposit,  bank  demand  accounts  and  repurchase agreements.

BORROWING  -- The Fund may borrow  money from banks as a  temporary  measure for emergency purposes,  to facilitate  redemption  requests,  or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be  collateralized  with Fund  assets.  To the  extent  that the Fund  purchases securities  while it has outstanding  borrowings,  it is using  leverage,  i.e., using borrowed funds for  investment.  Leveraging  will exaggerate the effect on net asset value of any  increase  or decrease in the market  value of the Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by  appreciation  of the  securities  purchased;  in certain cases,  interest costs may exceed the return  received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of  credit;  either  of  these  requirements  would  increase  the  cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- The Fund may utilize futures and options on futures,  and may purchase  call and put options and write call and put options on a "covered"
basis.  A call option is "covered" if a Fund owns the  security  underlying  the call or has an absolute right to acquire the security  without  additional  cash consideration  (or, if additional cash  consideration is required,  cash or cash equivalents  in  such  amount  as  are  held  in a  segregated  account  by  the
Custodian).  Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an  agreed-upon  price.  Options  (another type of  potentially high-risk  derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a  predetermined  price in the  future.  Futures  and options contracts may be bought or sold for any number of reasons, including: to hedge the Fund's  portfolio,  to increase  returns,  to maintain exposure to the equity markets,  to manage exposure to changes in interest rates and bond prices and in an effort to enhance income. Futures contracts and options may not always be  successful  hedges;  their prices can be highly  volatile.  Using them could lower the Fund's total return,  and the  potential  loss from the use of futures can exceed the Fund's initial investment in such contracts.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The Fund may purchase and  sell  securities  on a "when  issued,"  "forward  commitment"  or  "delayed delivery"  basis.  The  price  of these  securities  is fixed at the time of the commitment  to buy,  but  delivery  and  payment  can take place a month or more later.  During the  interim  period,  the  market  value of the  securities  can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When the Fund  purchases  securities  on this  basis,  there is a risk  that the securities may not be delivered and that the Fund may incur a loss.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial performance for its Class A shares, Class B shares, and Class C shares during  the past five years or, the  period  since  commencement  of the Fund or share class.  Certain  information  reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming  reinvestment of all dividends and  distributions.  This  information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's  financial  statements,  are included in the annual report,  which is available upon request.

------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (Class A)
------------------------------------------------------------------------------------------
                                                  Fiscal period ended September 30
                                      ----------------------------------------------------
                                       2002(b)   2001(b)   2000(b)    1999(b)   1998(b)(c)
                                       -------   -------   -------    -------   ----------
PER SHARE DATA
Net asset value beginning
 of period........................     $17.95    $26.04    $24.05      $19.37     $17.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......      (0.11)    (0.07)    (0.13)      (0.05)       ---
Net gain (loss) on securities
   (realized and unrealized)......      (3.09)    (7.55)     2.50        5.09       1.42
                                       -------   --------  -------     -------    ------
Total from investment operations..      (3.20)    (7.62)     2.37        5.04       1.42

LESS DISTRIBUTIONS:
Dividends (from net investment
 income)..........................       ---       ---       ---         ---      (0.04)
Distributions (from
 realized gains)..................        ---     (0.47)    (0.38)      (0.36)       ---
                                       -------   -------   -------     -------  --------
Total distributions...............        ---     (0.47)    (0.38)      (0.36)     (0.04)
                                       -------   -------   -------     -------    -------
Net asset value end of period.....     $14.75    $17.95    $26.04      $24.05     $19.37
                                        ======    ======    ======      ======     =====
Total return(a)...................    (17.83)%   29.71)%     9.88%      26.12%      7.89%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
 (thousands)......................      $7,355   $10,909   $17,702     $13,403     $7,619
Ratio of expenses to average
 net assets.......................       1.66%     1.43%     1.42%       1.42%      1.22%
Ratio of net investment income
   (loss) to average net assets...     (0.58)%   (0.30)%   (0.51)%     (0.22)%       ---
Portfolio turnover rate...........          3%       17%       26%         26%        41%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (Class B)
------------------------------------------------------------------------------------------
                                                 Fiscal period ended September 30
                                      ----------------------------------------------------
                                       2002(b)    2001(b)  2000(b)    1999(b)   1998(b)(c)
                                       -------    -------  -------    -------   ----------
PER SHARE DATA
Net asset value beginning
 of period........................     $17.01     $24.96   $23.35      $19.01     $17.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......      (0.26)     (0.28)   (0.38)      (0.30)     (0.19)
Net gain (loss) on securities
   (realized and unrealized)......      (2.90)     (7.20)    2.37        5.00       1.39
                                       -------    -------  -------     -------    ------
Total from investment operations..      (3.16)     (7.48)    1.99        4.70       1.20

LESS DISTRIBUTIONS:
Dividends (from net investment
 income)..........................        ---        ---      ---         ---        ---
Distributions (from
 realized gains)..................        ---      (0.47)   (0.38)      (0.36)       ---
                                       -------    -------  -------     -------    ------
Total distributions...............        ---      (0.47)   (0.38)      (0.36)       ---
                                       -------    -------  -------     -------   -------
Net asset value end of period.....     $13.85     $17.01   $24.96      $23.35     $19.01
                                        ======     ======   ======      ======     =====
Total return(a)...................    (18.58)%   (30.44)%    8.53%      24.81%      6.74%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
 (thousands)......................      $5,999     $8,969  $12,633      $9,136     $5,245
Ratio of expenses to average
 net assets.......................       2.57%      2.43%    2.43%       2.51%      2.20%
Ratio of net investment income
   (loss) to average net assets...     (1.49)%    (1.31)%  (1.52)%     (1.30)%    (0.98)%
Portfolio turnover rate...........          3%        17%      26%         26%        41%
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (Class C)
-------------------------------------------------------------------------------------
                                             Fiscal period ended September 30
                                      -----------------------------------------------
                                      2002(b)(e)    2001(b)    2000(b)     1999(b)(d)
                                      ----------    -------    -------     ----------
PER SHARE DATA
Net asset value beginning
 of period........................     $17.40       $25.50     $23.87        $24.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......      (0.26)       (0.28)     (0.41)        (0.22)
Net gain (loss) on securities
   (realized and unrealized)......      (2.97)       (7.35)      2.42         (0.38)
                                       -------      -------    ------        -------
Total from investment operations..      (3.23)       (7.63)      2.01         (0.60)

LESS DISTRIBUTIONS:
Dividends (from net
 investment income)...............        ---          ---        ---           ---
Distributions (from
 realized gains)..................        ---        (0.47)     (0.38)          ---
                                       -------      -------    -------       ------
Total distributions...............        ---        (0.47)     (0.38)          ---
                                       -------      -------    -------       ------
Net asset value end of period.....     $14.17       $17.40     $25.50        $23.87
                                        ======       ======     ======        =====
Total return(a)...................    (18.56)%     (30.39)%      8.43%       (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
 (thousands)......................      $1,123       $1,126       $918          $405
Ratio of expenses to average
 net assets.......................       2.57%        2.45%      2.55%         2.66%
Ratio of net investment income
   (loss) to average net assets...     (1.48)%      (1.33)%    (1.64)%       (1.46)%
Portfolio turnover rate...........          3%          17%        26%           33%
-------------------------------------------------------------------------------------

(a)  Total return  information  does not reflect  deduction of any sales charges imposed at the time of purchase for Class A shares or upon  redemption  for
     Class B or Class C  Shares.

(b)  Net  investment  income  (loss) was  computed  using the average  month-end shares outstanding throughtout the period.

(c)  Fund expenses were reduced by the Investment manager during the period, and expense ratios absent such reimbursement would have been as follows:

                             ======================
                                              1998
                             ----------------------
                             Class A          1.51%
                             Class B          2.48%
                             ======================

(d)  Class "C" Shares were initially offered for sale on January 29, 1999.
     Percentage amounts for the period, except total return, have been annualized.

(e)  The financial highlights for the Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or  organizations  purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser  may combine all previous  purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will  cover  future  purchases  of Class A shares of the Fund,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Fund.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption  request;  the reinstatement  will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1)  directors,  officers  and  employees  of the Funds,  the
Funds' Investment Manager or Distributor;  directors,  officers and employees of
Security Benefit Life Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors,  officers and employees (and their spouses):  spouses,  grandparents,  parents,  children, grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial  intermediary who has authority to make investment decisions on behalf
of  the  investor;   or  (ii)  a  certified   financial  planner  or  registered
broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a  comprehensive  "wrap fee" is imposed.  Class A shares of the Fund may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0201.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461.  Shareholder  inquiries  should be  addressed  to SMC,  LLC, One
Security  Benefit Place,  Topeka,  Kansas  66636-0001,  or by calling the Fund's toll-free  telephone  number  listed above.  The Fund's  Statement of Additional
Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                    Security Equity Fund...........  811-1136

--------------------------------------------------------------------------------

SECURITY LARGE CAP VALUE FUND
(FORMERLY SECURITY GROWTH AND INCOME FUND®)

SECURITY EQUITY FUND®
o  EQUITY SERIES
o  ALPHA OPPORTUNITY SERIES(SM)
o  GLOBAL SERIES
o  SOCIAL AWARENESS SERIES
o  MID CAP VALUE SERIES
o  SMALL CAP GROWTH SERIES
o  ENHANCED INDEX SERIES
o  INTERNATIONAL SERIES
o  SELECT 25 SERIES
o  LARGE CAP GROWTH SERIES
o  TECHNOLOGY SERIES

SECURITY MID CAP GROWTH FUND
(FORMERLY SECURITY ULTRA FUND)

Members of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus.  It should be read in  conjunction  with  the  prospectus  dated  February  1,  2003,  as it may be supplemented from time to time. A prospectus may be obtained by writing Security
Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by
calling  (785)  438-3000  or (800)  888-2461.  The Funds'  financial  statements included in the Funds' September 30, 2002 Annual Report are incorporated  herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2003
RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2003,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

Banc of America Securities, LLC
9 West 57th Street
New York, New York 10019

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

--------------------------------------------------------------------------------

   Non-Uniform Corporate Disclosure Standards and Governmental Regulation..    7

GENERAL INFORMATION

Security Large Cap Value Fund,  Security Equity Fund and Security Mid Cap Growth
Fund were  organized as Kansas  corporations  on February 2, 1944,  November 27,
1961 and April 20,  1965,  respectively.  The names of Security  Large Cap Value
Fund (formerly Security Growth and Income Fund) and Security Mid Cap Growth Fund
(formerly Security Ultra Fund) were changed effective October 1, 2002. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies.  Such  registration  does not involve  supervision  by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that,  upon the demand of the  investor,  must redeem  their  shares and pay the investor  the  current  net asset  value  ("NAV")  thereof.  (See "How to Redeem
Shares.")

Each of  Security  Large Cap Value Fund  ("Large  Cap Value  Fund"),  the Equity
Series ("Equity Fund"), the Alpha Opportunity Series ("Alpha Opportunity Fund"),
Global Series  ("Global  Fund"),  Social  Awareness  Series  ("Social  Awareness
Fund"),  Mid Cap Value Series ("Mid Cap Value  Fund"),  Small Cap Growth  Series
("Small Cap Growth  Fund"),  Enhanced  Index  Series  ("Enhanced  Index  Fund"),
International  Series  ("International  Fund"),  Select  25 Series  ("Select  25
Fund®"), Large Cap Growth Series ("Large Cap Growth Fund") and Technology Series
("Technology  Fund") of Security  Equity Fund,  and Security Mid Cap Growth Fund
("Mid Cap Growth  Fund")  (collectively,  the  "Funds")  has its own  investment objective and policies.  Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment  Manager").  While there is no present  intention to do so, the  investment  objective  and policies of each
Fund,  unless otherwise noted, may be changed by the Board of Directors  without the  approval  of  shareholders.  Each of the Funds is also  required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder  approval.  These limitations are set forth under
"Investment Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the  Funds are  described  in the
"Principal Risks" and "Investment Policies and Management Practices" sections of the applicable prospectus and in this Statement of Additional  Information.  The following is a description of certain additional risk factors related to various securities,  instruments  and  techniques.  The risks so described only apply to those Funds which may invest in such  securities  and  instruments  or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.  Although a Fund may employ the  techniques,  instruments  and  methods described below,  consistent with its investment  objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER  INVESTMENT  COMPANIES -- Each of the Funds may invest in shares of other  investment  companies.  Investment  in the shares of other  investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

REPURCHASE  AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis and in the case of Global, Small Cap Growth,  Enhanced Index,
International  and Technology  Funds may enter into  repurchase  agreements with longer maturities. A repurchase agreement is a contract under which a Fund would acquire a security  for a relatively  short period  (usually not more than seven days)  subject to the  obligation  of the seller to  repurchase  and the Fund to resell  such  security at a fixed time and price  (representing  the Fund's cost plus  interest).  Each of the Funds may enter into  repurchase  agreements  with respect to any  portfolio  securities  that it may acquire  consistent  with its investment  policies  and  restrictions.  The Funds may  enter  into  repurchase agreements to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities.  The Board of Directors of each Fund has delegated certain  responsibilities in connection with repurchase  agreements to the Investment Manager or Sub-Adviser. Those responsibilities include monitoring
and   evaluating  a  Fund's  use  of  repurchase   agreements,   evaluating  the
creditworthiness  of repurchase  agreement  counterparties and taking steps that are reasonably designed to ensure that a Fund's repurchase  agreements are fully collateralized.  Repurchase  agreements  subject the Funds to the risks that (i)
they may not be able to liquidate the securities immediately upon the insolvency of the other party,  or (ii) that  amounts  received in closing out a repurchase transaction  might be deemed  voidable  preferences  upon the  bankruptcy of the other party.

It is the Global Fund's present  intention to enter into  repurchase  agreements only with respect to obligations of the United States Government or its agencies or  instrumentalities  to meet anticipated  redemptions or pending investment or reinvestment of Fund assets in portfolio securities.  The Global Fund will enter into repurchase  agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.  Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement.  If the institution defaults on the repurchase agreement, the  Global  Fund  will  retain  possession  of the  underlying  securities.  If bankruptcy proceedings are commenced with respect to the seller,  realization on the  collateral  by Global Fund may be delayed or limited and the Fund may incur additional  costs.  In such  case,  the  Global  Fund will be  subject  to risks associated with changes in market value of the collateral securities. The Global
Fund may enter into repurchase  agreements only with (a) securities dealers that have a total  capitalization  of at least  $40,000,000  and a ratio of aggregate indebtedness  to net  capital  of no more  than 4 to 1, or,  alternatively,  net capital equal to 6% of aggregate debit balances, or (b) banks that have at least
$1,000,000,000  in assets and a net worth of at last $100,000,000 as of its most recent  annual  report.  In  addition,  the  aggregate  repurchase  price of all repurchase  agreements  held by the Global Fund with any broker shall not exceed
15% of the total assets of the fund or  $5,000,000,  whichever  is greater.  The
Global  Fund will not enter into  repurchase  agreements  maturing  in more than seven days if the aggregate of such  repurchase  agreements  and other  illiquid investments  would  exceed  15% of the net  assets  of the Fund.  The  operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

REVERSE  REPURCHASE  AGREEMENTS  --  Certain  Funds may also  invest in  reverse repurchase  agreement  transactions  which  involve the sale of U.S.  Government securities  held by the Fund,  with an agreement  that the Fund will  repurchase such  securities at an agreed upon price and date.  The Fund may employ  reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid  liquidating  other portfolio  investments  during  unfavorable  market conditions.  At the time it enters into a reverse repurchase agreement, the Fund will  segregate  cash and/or  liquid  assets  having a dollar value equal to the repurchase price. Reverse repurchase  agreements are considered to be borrowings under the  Investment  Company Act of 1940,  as amended  ("1940  Act").  Reverse repurchase agreements,  together with other permitted borrowings, may constitute up to 33 1/3% of the  Fund's  total  assets.  Under  the 1940  Act,  the Fund is required  to  maintain  continuous  asset  coverage  of  300%  with  respect  to borrowings  and to sell (within  three days)  sufficient  portfolio  holdings to restore  such  coverage  if it  should  decline  to less than 300% due to market fluctuations or otherwise,  even if such liquidations of the Fund's holdings may be  disadvantageous  from an  investment  standpoint.  Leveraging  by  means  of borrowing may  exaggerate the effect of any increase or decrease in the value of portfolio  securities  or the Fund's NAV, and money  borrowed will be subject to interest and other costs (which may include  commitment  fees and/or the cost of maintaining  minimum  average  balances)  which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN ISSUED AND FORWARD COMMITMENT  SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price,  which is generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When issued  securities and forward commitments  may be sold prior to the settlement  date, but the Funds will enter into when issued and forward  commitments  only with the  intention  of actually receiving or delivering the securities,  as the case may be; however, a Fund may dispose of a commitment  prior to settlement if the Investment  Manager deems it appropriate to do so. No income accrues on securities  which have been purchased pursuant to a forward  commitment or on a when issued basis prior to delivery of the  securities.  If a Fund  disposes  of the  right to  acquire  a when  issued security prior to its acquisition or disposes of its right to deliver or receive against a forward  commitment,  it may incur a gain or loss.  At the time a Fund enters into a transaction on a when issued or forward  commitment basis, it will segregate  cash or liquid  securities  equal to the value of the when  issued or forward  commitment  securities  and will mark the  segregated  assets to market daily.  There is a risk that the  securities  may not be delivered  and that the
Fund may incur a loss.

AMERICAN  DEPOSITARY  RECEIPTS -- Each of the Funds may purchase  ADRs which are dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's  securities.  ADRs are publicly traded on exchanges or over-the-counter  in the United States.  Investors should consider  carefully the  substantial  risks  involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic  investments.  ADRs,  European Depositary Receipts ("EDRs")
and Global  Depositary  Receipts  ("GDRs") or other securities  convertible into securities of issuers based in foreign countries are not necessarily denominated in the same  currency as the  securities  into which they may be  converted.  In general,  ADRs, in registered  form,  are  denominated  in U.S.  dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as
Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities  markets.  ADRs are  receipts  typically  issued  by a U.S.  bank or  trust  company  evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are global receipts evidencing a similar arrangement.
For purposes of the Fund's investment  policies,  ADRs, EDRs and GDRs are deemed to have the same  classification  as the underlying  securities  they represent.
Thus, an ADR, EDR or GDR representing  ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored"  facilities.
A sponsored  facility  is  established  jointly by the issuer of the  underlying security and a depositary,  whereas a depositary  may  establish an  unsponsored facility without participation by the issuer of the deposited security.  Holders of  unsponsored  depositary  receipts  generally  bear  all  the  cost  of  such facilities and the depositary of an unsponsored  facility frequently is under no obligation to distribute shareholder  communications received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED  SECURITIES  --  Each  Fund  may  invest  in  restricted  securities.
Restricted  securities cannot be sold to the public without  registration  under the Securities Act of 1933 ("1933 Act"). Unless registered for sale,  restricted securities can be sold only in privately negotiated  transactions or pursuant to an exemption from registration.  Restricted  securities are generally considered
illiquid  and,   therefore,   subject  to  the  Fund's  limitation  on  illiquid
securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers,  Inc. (NASD) Automated Quotation System (the
"Rule 144A Securities").  A "qualified  institutional  buyer" is defined by Rule
144A generally as an institution, acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million in  securities  of issuers not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility to the Investment Manager or relevant Sub-Adviser.  In making the determination  regarding the liquidity of Rule 144A  Securities,  the Investment
Manager or relevant  Sub-Adviser  will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition,  the Investment Manager or relevant Sub-Adviser may consider:  (1) the frequency  of trades  and  quotes;  (2) the  number  of  dealers  and  potential purchasers;  (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security,  the method of  soliciting  offers  and the  mechanics  of  transfer).
Investing in Rule 144A Securities and other restricted securities could have the effect  of  increasing  the  amount  of a Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

REAL ESTATE  SECURITIES -- Certain of the Funds may invest in equity  securities of REITs and other real estate industry  companies or companies with substantial real  estate  investments  and  therefore,  such Funds may be subject to certain risks  associated with direct  ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate;  possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions;
overbuilding;  increases in competition,  property taxes and operating expenses;
changes in zoning laws;  costs  resulting from the clean-up of, and liability to third parties for damages resulting from,  environmental  problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters;  limitations  on and  variations  in rents;  and  changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the Internal Revenue Code, as amended (the "Code").  Finally,  certain REITs may be  self-liquidating in that a specific term of existence is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S.  Treasury notes and bonds.  These Funds also may invest in zero coupon and other deep discount  securities  issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and  payment-in-kind  securities.  Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest  in the  form of  additional  securities.  However,  a  portion  of the original  issue  discount  on  zero  coupon  securities  and the  "interest"  on payment-in-kind  securities  will be included in the  investing  Fund's  income.
Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid  certain  taxes,  the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions  must be made from the Fund's cash assets or, if  necessary,  from the  proceeds  of sales of  portfolio  securities.  The Fund will not be able to purchase  additional  income-producing  securities  with  cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and  payment-in-kind  securities  usually  trade at a deep  discount from their face or par value and will be subject  to greater  fluctuations  of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities  involves risks and considerations not present in domestic investments.  Foreign companies generally are  not  subject  to  uniform  accounting,  auditing  and  financial  reporting standards,  practices and  requirements  comparable to those  applicable to U.S.
companies.  The securities of non-U.S. issuers generally are not registered with the SEC,  nor are the issuers  thereof  usually  subject to the SEC's  reporting requirements.  Accordingly,  there may be less  publicly  available  information about  foreign  securities  and issuers than is  available  with respect to U.S.
securities and issuers.  Foreign  securities  markets,  while growing in volume, have for the most part  substantially  less volume than United States securities markets and  securities of foreign  companies  are generally  less liquid and at times their prices may be more volatile than prices of comparable  United States companies.  Foreign stock exchanges,  brokers and listed companies generally are subject to less government supervision and regulation than in the United States.
The  customary  settlement  time for foreign  securities  may be longer than the customary  settlement  time for United  States  securities.  A Fund's income and gains from  foreign  issuers  may be subject to  non-U.S.  withholding  or other taxes, thereby reducing its income and gains. In addition,  with respect to some foreign  countries,  there is the  increased  possibility  of  expropriation  or confiscatory  taxation,  limitations  on the removal of funds or other assets of the Fund,  political or social  instability,  or diplomatic  developments  which could  affect  the  investments  of  the  Fund  in  those  countries.  Moreover, individual  foreign  economies may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment,  resource self-sufficiency and balance of payments positions.

BRADY  BONDS --  Certain  Funds  may  invest in  "Brady  Bonds,"  which are debt restructurings  that provide for the exchange of cash and loans for newly issued bonds.  Brady Bonds are  securities  created  through  the  exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt  restructuring  under a debt restructuring plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady.
Investors  should recognize that Brady Bonds have been issued only recently and,
accordingly,   do  not  have  a  long  payment  history.   Brady  Bonds  may  be
collateralized or uncollateralized,  are issued in various currencies (primarily the U.S.  dollar)  and are  actively  traded in the  secondary  market for Latin
American debt.  The Salomon  Brothers Brady Bond Index provides a benchmark that can be used to compare  returns of emerging  market  Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Some  Funds  invest  only in  collateralized  Brady  Bonds  denominated  in U.S.
dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S.  Treasury  zero coupon  bonds having the same  maturity as the bonds.  Interest payments on such bonds generally are  collateralized by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of rolling  interest  payments  or, in the case of floating  rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING  COUNTRIES  --  Certain  Funds may  invest in  securities  in  emerging markets.  Investing in securities in emerging countries may entail greater risks than  investing in  securities in developed  countries.  These risks include (i)
less social,  political and economic  stability;  (ii) the small current size of the markets for such  securities and the currently low or nonexistent  volume of trading,  which result in a lack of liquidity and in greater  price  volatility;
(iii)  certain  national  policies  which may  restrict  the  Fund's  investment opportunities,  including  restrictions  on  investment in issuers or industries deemed  sensitive  to national  interests;  (iv) foreign  taxation;  and (v) the absence of  developed  structures  governing  private or foreign  investment  or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization  or other  confiscation  by any country,  a Fund could lose its entire investment in any such country.

An  investment  in the Fund is  subject  to the  political  and  economic  risks associated with investments in emerging markets.  Even though  opportunities for investment  may exist in  emerging  markets,  any  change in the  leadership  or policies of the  governments of those countries or in the leadership or policies of any other  government  which  exercises a  significant  influence  over those countries,  may halt the expansion of or reverse the  liberalization  of foreign
investment   policies  now  occurring  and  thereby   eliminate  any  investment
opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by the Fund.  The claims of property owners against those governments were never finally settled.  There can be no assurance  that any property  represented  by securities  purchased by the
Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such  confiscation  were to occur, the Fund could lose a substantial  portion of its investments in such  countries.  The Fund's  investments  would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS  AND ETHNIC  INSTABILITY  -- Certain  countries in which the Funds may
invest  may  have  vocal   minorities   that  advocate   radical   religious  or
revolutionary  philosophies or support ethnic  independence.  Any disturbance on the  part  of  such  individuals  could  carry  the  potential  for  wide-spread destruction  or  confiscation  of property  owned by  individuals  and  entities foreign to such  country  and could cause the loss of the Fund's  investment  in those countries.

FOREIGN  INVESTMENT   RESTRICTIONS  --  Certain  countries  prohibit  or  impose substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Funds. As  illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds of  securities  sales by foreign  investors.  The Fund could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Such securities will not be registered with the SEC or in some cases  regulators of any foreign  country,  nor will the issuers thereof be subject to the SEC's reporting requirements.  Thus, there will be less available information  concerning  foreign  issuers of such  securities held by Funds that invest in foreign  securities  than is available  concerning  U.S.  issuers.  In instances where the financial  statements of an issuer are not deemed to reflect accurately the financial  situation of the issuer, the Investment Manager or the applicable  Sub-Adviser  will take  appropriate  steps to evaluate  the proposed investment,  which may include  interviews with its management and consultations with accountants,  bankers and other  specialists.  There is substantially  less publicly  available  information  about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where  public  information  is  available,  it may be less  reliable  than  such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment Manager or relevant  Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal  circumstances,  may invest substantial  portions of its total assets in the  securities of foreign  issuers which are  denominated  in foreign  currencies,  the strength or weakness of the
U.S. dollar against such foreign  currencies will account for part of the Fund's investment  performance.  A  decline  in the  value of any  particular  currency against  the U.S.  dollar will cause a decline in the U.S.  dollar  value of the
Fund's holdings of securities denominated in such currency and, therefore,  will cause an overall  decline in the Fund's net asset  value and any net  investment income and capital gains to be distributed in U.S.  dollars to  shareholders  of the Fund.

The rate of exchange  between the U.S. dollar and other currencies is determined by several  factors  including the supply and demand for particular  currencies, central bank efforts to support particular currencies,  the movement of interest rates,  the pace of business  activity in certain other  countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert  holdings of foreign  currencies into U.S.  dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference ("spread")
between  the prices at which they are buying  and  selling  various  currencies.
Thus,  a dealer  may offer to sell a foreign  currency  to the Fund at one rate, while  offering a lesser  rate of  exchange  should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING  (SELLING)  COVERED CALL OPTIONS.  A call option gives the holder  (buyer)  the "right to  purchase"  a security or currency at a specified  price  (the  exercise  price) at any time  until a certain  date (the expiration  date).  So long as the  obligation  of the  writer of a call  option continues,  he may be assigned an exercise notice by the  broker-dealer  through whom such option was sold,  requiring him to deliver the underlying  security or currency against payment of the exercise price. This obligation  terminates upon the  expiration  of the call  option,  or such  earlier time at which the writer effects a closing  purchase  transaction by repurchasing an option  identical to that previously sold.

Certain Funds may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written  by the Fund.  In writing  covered  call options,  the Fund expects to generate  additional  premium  income which should serve to  enhance  the  Fund's  total  return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies  which,  in the opinion of the  Investment  Manager or relevant  Sub-Adviser,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency,  having an exercise price equal to or less than the  exercise  price  of the  "covered"  option,  or  will  segregate  with  its custodian,  for the term of the option, cash or liquid securities having a value equal to the fluctuating market value of the optioned  securities or currencies.
Fund  securities  or  currencies  on which call  options may be written  will be purchased solely on the basis of investment  considerations  consistent with the
Fund's  investment  objectives.  The  writing  of  covered  call  options  is  a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund will not
do), but capable of enhancing  the Fund's total  return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Fund has no control  over when it may be  required to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call  option  which the Fund has  written  expires,  the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying  security or currency during the option period. If the call option is exercised,  the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options  written by the Fund will  normally have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time,  the Fund may purchase an underlying  security or currency for delivery in accordance with an exercise  notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying  security or currency,  the  relationship  of the exercise  price to such market price,  the  historical  price  volatility of the underlying  security or currency,  and the length of the option period. Once the decision  to write a call  option  has been  made,  the  Investment  Manager  or relevant Sub-Adviser,  in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness of the  anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The  premium  received  by the Fund for  writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the NAV per share of the Fund is computed
(close of the NYSE),  or, in the absence of such sale,  the latest  asked price.
The option will be terminated upon expiration of the option,  the purchase of an identical  option  in a  closing  transaction,  or  delivery  of the  underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction is less or more than the premium  received from the writing of the option.  Because  increases  in the market price of a call option will generally reflect increases in the market price of the underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation  of the underlying  security or currency owned by the Fund.

WRITING (SELLING)  COVERED PUT OPTIONS.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The  operation  of put  options in other  respects,  including  their related risks and rewards,  is substantially  identical to that of call options.
Certain  Funds may write  American  or  European  style  covered put options and purchase options to close out options previously written by the Fund.

Certain  Funds may write put  options on a covered  basis,  which means that the
Fund would either (i) segregate cash or liquid  securities in an amount not less than the exercise price at all times while the put option is  outstanding;  (ii)
sell short the  security  or currency  underlying  the put option at the same or higher price than the  exercise  price of the put option;  or (iii)  purchase an option to sell the underlying  security or currency subject to the option having an exercise  price equal to or greater than the exercise  price of the "covered"
option  at all times  while  the put  option  is  outstanding.  (The  rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered
put  options  in  circumstances   where  the  Investment   Manager  or  relevant
Sub-Adviser  wishes to purchase  the  underlying  security  or currency  for the
Fund's  portfolio at a price lower than the current market price of the security or  currency.  In such  event the Fund would  write a put option at an  exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the Fund would also receive  interest on debt securities or currencies  maintained to cover the exercise  price of the option, this technique  could be used to enhance current return during periods of market uncertainty.  The risk in such a  transaction  would be that the market price of the underlying  security or currency would decline below the exercise price less the  premiums  received.  Such a decline  could be  substantial  and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific  securities or  currencies  which it may be required to purchase in the exercise of the put, cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option,  which  increases  such Fund's  return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect,  among other things,  the  relationship  of the market price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the underlying security.
By writing a call  option,  a Fund  limits its  opportunity  to profit  from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option,  a Fund assumes the risk that it may be required to purchase the  underlying  security for an exercise price higher than its then current  market  value,  resulting  in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency from being called, or, to permit the sale of the underlying security or currency.  A Fund may  terminate  an  option  that it has  written  prior to its expiration by entering into a closing purchase transaction in which it purchases an option  having the same terms as the option  written.  A Fund will  realize a profit or loss from such  transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market  price of a call option will  generally  reflect  increases in the market price of the underlying security, any loss resulting from the purchase of a call  option  is  likely  to be  offset  in  whole  or in part  by  unrealized appreciation of the underlying security owned by such Fund.

Furthermore,  effecting  a closing  transaction  will  permit  the Fund to write another  call  option on the  underlying  security  or  currency  with  either a different exercise price or expiration date or both. If the Fund desires to sell a particular  security or currency  from its portfolio on which it has written a call  option,  it will  seek to  effect  a  closing  transaction  prior  to,  or concurrently with, the sale of the security or currency. There is, of course, no assurance  that the Fund will be able to effect such closing  transactions  at a favorable  price.  If the Fund cannot enter into such a  transaction,  it may be required to hold a security or currency that it might  otherwise have sold. When the Fund  writes a covered  call  option,  it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the  exercise  price,  as  well  as the  risk of  being  required  to hold on to securities or currencies that are  depreciating  in value.  This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are  normally  higher  than those  applicable  to  purchases  and sales of portfolio securities.

PURCHASING  CALL OPTIONS.  Certain Funds may purchase  American or European call options.  The Fund may enter into closing sale transactions with respect to such options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of increasing its current return.

Call options may also be  purchased  by a Fund for the purpose of acquiring  the underlying securities or currencies for its portfolio. Utilized in this fashion, the  purchase of call  options  enables the Fund to acquire  the  securities  or currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities  or currencies in this manner may be less than the cost of acquiring  the  securities or  currencies  directly.  This technique may also be useful to a Fund in purchasing a large block of securities or  currencies  that  would  be more  difficult  to  acquire  by  direct  market purchases.  So long as it holds such a call option  rather  than the  underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an  operating  policy,  the Funds will  purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not  exceed 5% of the  Fund's  total  assets.  The Fund may also  purchase  call options  on  underlying  securities  or  currencies  it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an  underlying  security  or currency  having a current market value below the price at which such security or currency was purchased by the Fund,  an increase in the market  price could  result in the exercise of the call option written by the Fund and the  realization of a loss on the underlying security or currency with the same  exercise  price and  expiration  date as the option previously written.

PURCHASING  PUT OPTIONS.  Certain  Funds may purchase put options.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit  them to expire.  A Fund may  purchase  a put option on an  underlying security  or  currency  (a  "protective  put")  owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency.  Such hedge protection is provided only during the life of the put option when the Fund,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price regardless of any decline in the underlying  security's market price or currency's exchange value.
The premium paid for the put option and any  transaction  costs would reduce any capital gain otherwise  available for distribution when the security or currency is eventually sold.

A Fund may  purchase  put  options  at a time  when  the  Fund  does not own the underlying  security or  currency.  By  purchasing  put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining  value,  and if the market price of the underlying  security or currency  remains equal to or greater than the exercise price during the life of the put option,  the Fund will lose its entire  investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying  security or currency  must decline  sufficiently  below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

DEALER  OPTIONS.  Certain  Funds may  engage in  transactions  involving  dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise  exchange-traded options, if the Fund were to purchase a dealer option,  it would rely on the dealer from whom it purchased the  option to perform if the option  were  exercised.  Exchange-traded  options generally  have a  continuous  liquid  market  while  dealer  options have none.
Consequently,  the Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option  prior to its  expiration  only by entering  into a closing purchase  transaction with the dealer to which the Fund originally wrote the  option.  While the Fund will seek to enter into  dealer  options  only with dealers who will agree to and which are expected to be capable of entering  into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer  option at a favorable  price at any time prior to expiration.  Failure  by the  dealer  to do so would  result  in the loss of the premium  paid  by the  Fund as well  as  loss  of the  expected  benefit  of the transaction.  Until the Fund, as a covered dealer call option writer, is able to effect  a  closing  purchase  transaction,  it will  not be  able  to  liquidate securities  (or other  assets)  used as cover  until the  option  expires  or is exercised.  In the event of  insolvency  of the  contra  party,  the Fund may be unable to  liquidate a dealer  option.  With  respect to options  written by the
Fund, the inability to enter into a closing  transaction  may result in material losses to the Fund. For example, since the Fund must maintain a secured position with  respect to any call option on a security it writes,  the Fund may not sell the assets which it has  segregated to secure the position while it is obligated under the  option.  This  requirement  may  impair  the  Fund's  ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that  purchased  dealer  options and the assets used to secure the written  dealer  options are illiquid  securities.
The Fund may treat the  cover  used for  written  OTC  options  as liquid if the dealer agrees that the Fund may  repurchase  the OTC option it has written for a maximum price to be calculated by a predetermined  formula.  In such cases,  the
OTC  option  would  be  considered  illiquid  only  to the  extent  the  maximum repurchase price under the formula exceeds the intrinsic value of the option. To this  extent,  the Fund will  treat  dealer  options  as  subject  to the Fund's limitation  on  illiquid  securities.  If the SEC  changes  its  position on the liquidity  of  dealer  options,  the Fund  will  change  its  treatment  of such instrument accordingly.

CERTAIN  RISK FACTORS IN WRITING  CALL  OPTIONS AND IN  PURCHASING  CALL AND PUT
OPTIONS.  During the option  period,  a Fund, as writer of a call option has, in return for the  premium  received on the option,  given up the  opportunity  for capital  appreciation  above the  exercise  price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus  transaction  costs. If the Fund does not exercise the option and is unable to close out the position  prior to expiration  of the option,  it will lose its entire investment.

An option  position  may be closed  out only on an  exchange  which  provides  a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular  option at a particular time and that the Fund, can close out its  position by effecting a closing  transaction.  If the Fund is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security until the option expires or the option is exercised.  Accordingly,  the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous  to do so. Possible  reasons for the absence of a liquid  secondary market  include the  following:  (i)  insufficient  trading  interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts,  suspensions  or other  restrictions  imposed with respect to  particular classes or series of options or underlying  securities;  (iv)  inadequacy of the facilities of an exchange or the clearing  corporation to handle trading volume;
and (v) a  decision  by one or more  exchanges  to  discontinue  the  trading of options or impose restrictions on orders. In addition,  the hours of trading for options may not conform to the hours during which the underlying  securities are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant  price and rate movements can take place in the  underlying  markets that cannot be reflected  in the options  markets.  The purchase of options is a highly specialized  activity which involves  investment techniques  and  risks  different  from  those  associated  with  ordinary  Fund securities transactions.

Each exchange has established  limitations  governing the maximum number of call options,  whether or not  covered,  which may be  written  by a single  investor acting alone or in concert with others  (regardless  of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of  positions  found to be in  violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK  INDICES.  Options on stock  indices  are similar to options on specific  securities except that, rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than,  in the case of a put,  the  exercise  price of the  option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the exercise price of the option expressed in dollars  multiplied by a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific securities,  all settlements of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks. A stock index futures contract is an agreement  in which one party  agrees to  deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made. No physical  delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the  movements in the level of the index rather than upon  movements in the price of a particular  security,  whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful  use of  positions  will depend  upon the  ability of the  Investment
Manager or relevant  Sub-Adviser to predict correctly movements in the direction of the market  generally  or in the  direction of a  particular  industry.  This requires  different skills and techniques than predicting  changes in the prices of individual securities.

Index prices may be distorted if trading of securities  included in the index is interrupted.  Trading  in index  options  also  may be  interrupted  in  certain circumstances,  such as if  trading  were  halted  in a  substantial  number  of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if  restrictions on exercise were imposed, might be unable to exercise an option it purchased,  which would result in substantial losses.

Price movements in Fund  securities will not correlate  perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the  securities  may not  increase  as much as the level of the  index.  In this event,  the Fund  would bear a loss on the call  which  would not be  completely offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Fund's  securities  does not.  If this occurred,  a Fund would  experience a loss on the call which would not be offset by an increase in the value of its securities  and might also  experience a loss in the market value of its securities.

Unless a Fund has other  liquid  assets  which are  sufficient  to  satisfy  the exercise  of a call on the  index,  the  Fund  will  be  required  to  liquidate securities in order to satisfy the exercise.

When a Fund has  written  a call on an  index,  there is also the risk  that the market may decline between the time the Fund has the call exercised  against it, at a price  which is fixed as of the  closing  level of the index on the date of exercise,  and the time the Fund is able to sell securities.  As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on  securities  where  the Fund  would be able to  deliver  the  underlying security  in  settlement,  the Fund may have to sell part of its  securities  in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination  of the closing index value for the day, it runs the risk that the level of the underlying  index may change before closing.  If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the  difference  between the closing  index value and the exercise  price of the option  (multiplied  by  the  applicable  multiplier)  to the  assigned  writer.
Although  the Fund may be able to  minimize  this risk by  withholding  exercise instructions  until just before the daily cutoff time or by selling  rather than exercising an option when the index level is close to the exercise price, it may not be  possible to  eliminate  this risk  entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Funds may enter into futures contracts,  including stock and bond index,  interest rate and currency futures ("futures" or "futures contracts").  A futures  contract  provides for the future sale by one party and purchase by another party of a specific  financial  instrument (e.g., units of a stock index) for a specified price,  date, time and place designated at the time the contract is made.  Brokerage  fees are incurred  when a futures  contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly  referred to as buying or  purchasing a contract or holding a long  position.  Entering  into a contract  to sell is  commonly  referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows.  The Standard & Poor's 500
Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns  relative  weightings to the common stocks included in the Index,  and the Index  fluctuates with changes in the market values of those common  stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 Index were $150,  one contract  would be worth  $75,000 (500 units x $150).  The stock index futures contract  specifies that no delivery of the actual stock making up the index will take place. Instead,  settlement in cash occurs. Over the life of the contract,  the gain or loss  realized by the Fund will equal the  difference between the  purchase (or sale) price of the contract and the price at which the contract is terminated.  For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a  specified  future date at a contract price of $150 and the S&P 500  Index is at $154 on that  future  date,  the Fund will gain  $2,000  (500 units x gain of $4).  If the Fund  enters into a futures contract to sell 500 units of the stock  index at a  specified  future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the
Fund will lose $1,000 (500 units x loss of $2).

Unlike when the Fund  purchases  or sells a security,  no price would be paid or received  by the Fund  upon the  purchase  or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities  known as "initial  margin."  The margin  required  for a  particular futures contract is set by the exchange on which the contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are customarily  purchased and sold on margins that may range  upward  from less  than 5% of the  value of the  contract  being traded.

Margin  is the  amount  of funds  that  must be  deposited  by the Fund with its custodian in a segregated account in the name of the futures commission merchant
(or, in some cases, may be held on deposit directly with the futures  commission merchant) in order to initiate  futures  trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance  of the  futures  contract.  The margin  required  for a  particular futures contract is set by the exchange on which the futures contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures  contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the futures contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position  increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent  payments,  called "variation  margin," to and from the futures broker,  are  made  on a daily  basis  as the  price  of the  underlying  assets fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although  certain  futures  contracts,  by their terms,  require  actual  future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery  date.  Closing out an open futures  contract  sale or purchase is effected by entering  into an  offsetting futures contract purchase or sale,  respectively,  for the same aggregate amount of the  identical  securities  and the same  delivery  date.  If the  offsetting purchase  price is less than the original sale price,  the Fund realizes a gain;
if it is more,  the Fund realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The  transaction  costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter  into an  offsetting  transaction  with  respect  to a  particular futures  contract at a particular time. If the Fund is not able to enter into an offsetting  transaction,  the Fund will  continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying  instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract (a long  position if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified exercise price at any time during the period of the option.  The writer of an option on a futures contract is required to deposit  margin  pursuant  to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of the option,  the  delivery of the futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract,  at exercise,  exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract.
Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options  transactions may be higher  than those which would  apply to  purchases  and sales of  securities directly.  From  time to  time,  a  single  order to  purchase  or sell  futures contracts  (or  options  thereon)  may be made on  behalf  of the Fund and other mutual  funds or series of mutual  funds  for which the  Investment  Manager  or relevant  Sub-Adviser  serves as  adviser  or  sub-adviser,  respectively.  Such aggregated  orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following  financial  instruments:  U.S.  Treasury bonds;  U.S.  Treasury notes;
Government  National  Mortgage   Association   ("GNMA")  modified   pass-through
mortgage-backed  securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit. It is expected that futures contracts trading in additional  financial  instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes, and GNMA  pass-through securities and $1,000,000 for the other designated futures  contracts.  A public market exists in futures contracts covering a number of indexes,  including, but not  limited  to, the  Standard & Poor's  500 Index,  the  Standard & Poor's 100
Index,  the  NASDAQ  100  Index,  the Value  Line  Composite  Index and the NYSE
Composite Index.

Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's portfolio,  as a cash management tool, or as an efficient way for the
Investment  Manager or relevant  Sub-Adviser to implement  either an increase or decrease in portfolio market exposure in response to changing market conditions.
Stock index futures  contracts are currently  traded with respect to the S&P 500
Index and other broad stock market  indices,  such as the NYSE  Composite  Stock
Index and the Value Line Composite Stock Index. The Fund may, however,  purchase or sell futures  contracts  with respect to any stock  index.  Nevertheless,  to hedge the Fund's portfolio  successfully,  the Fund must sell futures  contracts with respect to indexes or subindexes  whose  movements  will have a significant correlation with movements in the prices of the Fund's securities.

Interest  rate or  currency  futures  contracts  may be used as a hedge  against changes in prevailing  levels of interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such  futures as an offset  against the effect of expected  declines in interest rates or currency exchange rates.

The Fund may enter  into  futures  contracts  which are  traded on  national  or foreign  futures  exchanges  and  are  standardized  as  to  maturity  date  and underlying  financial  instrument.  The principal financial futures exchanges in the United  States are the Board of Trade of the City of  Chicago,  the  Chicago
Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of
Trade.  Futures  exchanges and trading in the United States are regulated  under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").
Futures  are  traded in London at the  London  International  Financial  Futures
Exchange,  in Paris at the  MATIF  and in Tokyo  at the  Tokyo  Stock  Exchange.
Although  techniques other than the sale and purchase of futures contracts could be used for the above-referenced  purposes, futures contracts offer an effective and relatively  low cost means of  implementing  the Fund's  objectives in these areas.

CERTAIN  RISKS  RELATING TO FUTURES  CONTRACTS  AND RELATED  OPTIONS.  There are
special risks involved in futures transactions.

VOLATILITY  AND LEVERAGE.  The prices of futures  contracts are volatile and are influenced,  among other things, by actual and anticipated changes in the market and interest rates,  which in turn are affected by fiscal and monetary  policies and national and international policies and economic events.

Most  futures  exchanges  limit the amount of  fluctuation  permitted in futures contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit  governs only price  movement  during a particular  trading day and  therefore  does not limit potential  losses,  because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have  occasionally  moved to the daily limit for  several  consecutive  trading  days  with  little  or no  trading,  thereby preventing  prompt  liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a futures  contract may result in immediate and substantial  loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value  of the  futures  contract  would  result  in a total  loss of the  margin deposit,  before any deduction for the  transaction  costs,  if the account were then  closed  out. A 15%  decrease  would  result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures  contract.  However,  the Fund would  presumably  have  sustained comparable  losses if, instead of the futures  contract,  it had invested in the underlying financial instrument and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be certain that the Fund has sufficient assets to satisfy its obligations  under a futures contract,  the
Fund earmarks to the futures  contract cash or liquid  securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY.  The Fund may elect to close some or all of its futures  positions at any time  prior to their  expiration.  The Fund  would do so to reduce  exposure represented by long futures positions or increase exposure  represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's  position in the futures  contracts.
Final  determinations  of variation  margin would then be made,  additional cash would be  required  to be paid by or  released  to the Fund,  and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example,  stock index futures contracts can  currently  be  purchased  or sold with  respect to the S&P 500 Index on the
Chicago  Mercantile  Exchange,  the NYSE  Composite  Stock Index on the New York
Futures  Exchange  and the Value Line  Composite  Stock Index on the Kansas City
Board of Trade.  Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any  particular  contract at any  particular  time. In such event,  it might not be possible to close a futures  contract,  and in the event of adverse price  movements,  the Fund would  continue  to be  required  to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge portfolio  securities,  the Fund would continue to hold securities subject to the hedge until the futures  contracts  could be terminated.  In such circumstances,  an  increase  in the  price  of the  securities,  if any,  might partially or  completely  offset  losses on the futures  contract.  However,  as described below, there is no guarantee that the price of the securities will, in fact,  correlate  with the price  movements  in the  futures  contract  and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether,  when,  and how to hedge involves skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of unexpected market behavior or market trends.  There are several risks in connection with the use by the Fund of futures contracts as a hedging device.
One risk arises because of the imperfect  correlation  between  movements in the prices of the futures and movements in the prices of the underlying  instruments which  are  the  subject  of the  hedge.  The  Investment  Manager  or  relevant
Sub-Adviser will, however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying  instruments  sought to be hedged.

Successful  use of futures  contracts  by the Fund for hedging  purposes is also subject  to the  Investment  Manager's  or  relevant  Sub-Adviser's  ability  to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its  portfolio  against a decline in the market, the index, indices, or instruments  underlying futures might advance and the value of the  underlying  instruments  held in the  Fund's  portfolio  might decline.  If this were to occur,  the Fund would lose money on the  futures  and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over  time  the  value of the  Fund's  portfolio  will  tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge  against  the  possibility  of a  decline  in the market  (adversely  affecting the underlying  instruments held in its portfolio)
and prices instead increased,  the Fund would lose part or all of the benefit of increased value of those underlying  instruments that it had hedged,  because it would have  offsetting  losses in its futures  positions.  In addition,  in such situations,  if the Fund had insufficient cash, it might have to sell underlying
instruments  to  meet  daily  variation  margin  requirements.   Such  sales  of
underlying  instruments  might be, but would not  necessarily  be, at  increased prices  (which  would  reflect the rising  market).  The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit  requirements,  investors might close future contracts through  offsetting  transactions  which could  distort the normal  relationship between the  underlying  instruments  and futures  markets.  Second,  the margin requirements in the futures market are less onerous than margin  requirements in the  securities  markets,  and as a result the futures market might attract more
speculators  than  the  securities   markets  do.  Increased   participation  by
speculators in the futures market might also cause temporary price  distortions.
Due to the  possibility  of price  distortion  in the  futures  market  and also because  of the  imperfect  correlation  between  movements  in  the  underlying instruments  and  movements in the prices of futures  contracts,  even a correct forecast  of  general  market  trends  by the  Investment  Manager  or  relevant
Sub-Adviser  might not result in a successful  hedging  transaction  over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option  position by writing or buying an  offsetting  option  covering  the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options  on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.

REGULATORY  LIMITATIONS.  The Funds  will  engage  in  transactions  in  futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk  management  purposes,  in each  case in  accordance  with  the  rules  and regulations of the CFTC.

The Funds may not enter into  futures  contracts  or options  thereon  if,  with respect to positions which do not qualify as bona fide hedging under  applicable
CFTC rules,  either (i) the sum of the amounts of initial margin deposits on the
Fund's existing futures and premiums paid for options on futures would exceed 5%
of the NAV of the  Funds  after  taking  into  account  unrealized  profits  and unrealized losses on any such contracts it has entered into; provided,  however, that in the case of an option that is in-the-money at the time of purchase,  the in-the-money  amount may be excluded in calculating  the 5% limitation;  or (ii)
the notional value of the futures contracts purchased from non-hedging  purposes is no greater than the liquidation value of the Fund's portfolio.

To the extent  necessary  to comply with  applicable  regulations,  in instances involving  the  purchase of futures  contracts  or call  options  thereon or the writing  of put  options  thereon  by the  Fund,  an  amount  of cash or  liquid securities,  equal to the market  value of the  futures  contracts  and  options thereon (less any related margin deposits),  will be identified in an account on the books of the Fund or with the Fund's  custodian  to cover the  position,  or alternative cover will be employed.

In addition,  CFTC  regulations may impose  limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD  CURRENCY  CONTRACTS AND RELATED  OPTIONS.  A forward  foreign  currency exchange contract involves an obligation to purchase or sell a specific currency at a future  date,  which may be any  fixed  number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract.
These  contracts  are  principally  traded  in the  interbank  market  conducted directly between currency  traders (usually large,  commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no commissions are charged at any stage for trades.

Depending on the investment  policies and  restrictions  applicable to a Fund, a
Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in"
the U.S. dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed  amount of dollars,  of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect  itself  against a possible loss  resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period  between the date the  security is  purchased or sold and the date on which payment is made or received.

Second,  when the Investment Manager or relevant  Sub-Adviser  believes that the currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement against another currency,  including the U.S. dollar, it may enter into a forward  contract  to sell or buy the amount of the former  foreign  currency, approximating  the  value  of some  or all of the  Fund's  portfolio  securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its  foreign  currency  exposure  through  the use of a basket of currencies or a proxy currency  where such  currencies or currency act as an effective proxy for other  currencies.  In such a case, the Fund may enter into a forward  contract  where the amount of the  foreign  currency  to be sold exceeds the value of the securities  denominated  in such  currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward  contracts for each currency held in the Fund. The precise matching  of the  forward  contract  amounts  and the  value  of the  securities involved  will  not  generally  be  possible  since  the  future  value  of such securities  in  foreign  currencies  will  change  as a  consequence  of  market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency market  movement is  extremely  difficult,  and the  successful  execution  of a short-term hedging strategy is highly uncertain.

The Fund will also not enter  into such  forward  contracts  or  maintain  a net exposure  to such  contracts  where  the  consummation  of the  contracts  would obligate a Fund to deliver an amount of foreign  currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.
The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net  exposure to forward  contracts in excess of the value of the
Fund's  portfolio  securities  or other  assets to which the  forward  contracts relate  (including  accrued  interest to the maturity of the forward contract on such securities)  provided the excess amount is "covered" by liquid  securities, denominated  in any currency,  at least equal at all times to the amount of such excess.  For these  purposes the securities or other assets to which the forward contracts  relate may be securities or assets  denominated in a single currency, or where  proxy  forwards  are  used,  securities  denominated  in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be  incorporated  into the longer term  investment  decisions made with  regard to overall  diversification  strategies.  However,  the  Investment
Manager and  relevant  Sub-Advisers  believe  that it is  important  to have the flexibility  to enter into such forward  contracts  when it determines  that the best interests of the Fund will be served.

At the maturity of a forward  contract,  the Fund may either sell the  portfolio security  and make  delivery  of the  foreign  currency,  or it may  retain  the security  and  terminate  its  contractual  obligation  to deliver  the  foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

As indicated  above,  it is impossible  to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.
Accordingly,  it may be  necessary  for a Fund to  purchase  additional  foreign currency  on the spot  market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency  the
Fund is  obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value  exceeds the amount of foreign  currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions  and  transaction  costs,  the  Fund  may  use  liquid  securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the  Fund  retains  the  portfolio  security  and  engages  in an  offsetting transaction,  the Fund will incur a gain or a loss (as  described  below) to the extent that there has been  movement  in forward  contract  prices.  If the Fund engages  in an  offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase,  the Fund will suffer a loss to the extent the price of the  currency it has agreed to purchase  exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange  contracts will generally be limited to the transactions  described above.  However, the Funds reserve the right to enter into forward foreign  currency  contracts for different  purposes and under  different  circumstances.  Of course,  the Funds are not  required to enter into forward  contracts with regard to their foreign  currency-denominated securities  and will  not do so  unless  deemed  appropriate  by the  Investment
Manager or relevant Sub-Adviser.  It also should be realized that this method of hedging  against  a  decline  in the  value of a  currency  does  not  eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency, at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets  daily in terms of U.S.  dollars,  they do not intend to convert their holdings of foreign  currencies into U.S. dollars on a daily basis.  They will do so from time to time, and investors should be aware of the costs of currency  conversion.  Although  foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the  difference
(the "spread")  between the prices at which they are buying and selling  various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate,  while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES  CONTRACTS AND RELATED  OPTIONS.  As noted
above,  a currency  futures  contract  sale creates an  obligation by a Fund, as seller,  to deliver  the amount of  currency  called  for in the  contract  at a specified  future  time for a  specified  price.  A  currency  futures  contract purchase  creates an obligation by a Fund, as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt,  in most instances the contracts  are closed out before the  settlement  date without the making or taking of delivery of the currency.  Closing out of a currency futures
contract  is  effected  by  entering  into  an   offsetting   purchase  or  sale
transaction.  Unlike a currency futures contract,  which requires the parties to buy and sell  currency on a set date, an option on a currency  futures  contract entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

SHORT  SALES -- Certain  Funds also may make short sales  "against  the box," in which the Fund enters  into a short sale of a security it owns.  At no time will more than 15% of the value of the  Funds'  net  assets be in  deposits  on short sales  against  the box. In a short sale that is not  "against  the box," a Fund sells a  security  which it does not own,  in  anticipation  of a decline in the market value of the  security.  To complete  the sale,  the Fund must borrow the security generally from the broker through which the short sale is made in order to make  delivery to the buyer.  The Fund must replace the security  borrowed by purchasing it at the market price at the time of  replacement.  The Fund is said to have a "short  position"  in  securities  sold until it delivers  them to the broker.

Short sales by a Fund that are not made  "against the box" create  opportunities to  increase  the Fund's  return but, at the same time,  involve  specific  risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities  sold short without the need to invest the full purchase  price of the securities on the date of the short sale,  the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased,  and the amount  of any loss  increased,  by the  amount  of any  premium,  dividends  or interest  the Fund may be  required  to pay in  connection  with the short sale.
Short sales theoretically involve unlimited loss potential,  as the market price of securities sold short may continually increase,  although a Fund may mitigate such losses by replacing the  securities  sold short before the market price has increased  significantly.  Under adverse  market  conditions the Fund might have difficulty  purchasing  securities to meet its short sale delivery  obligations, and might have to sell  portfolio  securities to raise the capital  necessary to
meet  its  short  sale  obligations  at  a  time  when  fundamental   investment
considerations would not favor such sales.

If a Fund makes a short sale  "against the box," the Fund would not  immediately deliver the  securities  sold and would not receive the proceeds  from the sale.
The  seller is said to have a short  position  in the  securities  sold until it delivers  the  securities  sold,  at which time it receives  the proceeds of the sale. To secure its  obligation to deliver  securities  sold short,  a Fund will deposit in escrow in a separate  account  with the  Custodian an equal amount of the securities sold short or securities  convertible  into or  exchangeable  for such  securities.  The Fund can close out its short  position by purchasing  and delivering  an  equal  amount  of the  securities  sold  short,  rather  than by delivering  securities  already held by the Fund, because the Fund might want to continue  to  receive  interest  and  dividend  payments  on  securities  in its portfolio that are convertible into the securities sold short.

A Fund's  decision to make a short sale  "against the box" may be a technique to hedge against market risks when the Investment  Manager or Sub-Adviser  believes that the price of a security  may  decline,  causing a decline in the value of a security owned by the Fund or a security  convertible  into or exchangeable  for such security. In such case, any future losses in the Fund's long position would be  reduced by a gain in the short  position.  The extent to which such gains or losses  in the  long  position  are  reduced  will  depend  upon the  amount  of securities  sold short  relative to the amount of the  securities the Fund owns, either directly or indirectly,  and, in the case where the Fund owns convertible securities,  changes in the  investment  values or  conversion  premiums of such securities.

In the view of the  Commission,  a short sale involves the creation of a "senior security"  as such term is defined in the 1940 Act,  unless the sale is "against the box" and the securities  sold short are placed in a segregated  account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is  "covered"  by placing in a  segregated  account  (not with the broker)
cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference  between the market value of the securities  sold short at the time of the  short  sale and any  such  collateral  required  to be deposited with a broker in connection  with the sale (not including the proceeds from the short  sale),  which  difference  is adjusted  daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity  securities  deposited with the broker and  otherwise  segregated  may not at any time be less than the market value of the securities  sold short at the time of the short sale.  Each Fund will comply with these requirements.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Certain Funds may enter into interest rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for  any  lawful  purpose  consistent  with  the  Fund's  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular desired return or spread at a lower cost to the Fund than if the Fund had invested  directly in an  instrument  that  yielded  that desired  return or spread.  The Fund also may  enter  into  swaps in order to  protect  against  an increase  in the  price  of,  or  the  currency  exchange  rate  applicable  to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party  contracts  entered into primarily by institutional  investors for periods  ranging  from a few  weeks  to  several  years.  In a  standard  "swap"
transaction,  two parties  agree to exchange  the returns (or  differentials  in rates of return) earned or realized on particular  predetermined  investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are  calculated  with  respect to a "notional  amount,"  i.e.,  the return on or increase  in  value of a  particular  dollar  amount  invested  at a  particular interest rate, in a particular foreign currency,  or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that  interests  rates  exceed a specified  rate,  or "cap";
interest rate floors under which,  in return for a premium,  one party agrees to make  payments  to the other to the  extent  that  interest  rates  fall below a specified  level,  or "floor";  and interest rate  collars,  under which a party sells a cap and  purchases  a floor,  or vice  versa,  in an  attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.

The  "notional  amount"  of the swap  agreement  is the  agreed  upon  basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by the Funds, the obligations of the parties  would be exchanged on a "net  basis."  Consequently,  the Fund's obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative value of the positions  held by each party to the agreement  (the "net amount").
The Fund's  obligation  under a swap  agreement  will be accrued  daily  (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty  will be covered by the maintenance of a segregated  account consisting of cash or liquid securities.

Whether a Fund's use of swap  agreements  will be successful  in furthering  its investment objective will depend, in part, on the Investment Manager or relevant
Sub-Adviser's  ability to predict correctly whether certain types of investments are likely to produce  greater returns than other  investments.  Swap agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  Certain  restrictions imposed on the Funds by the Internal  Revenue Code may limit a Fund'  ability to use swap agreements. The swaps market is largely unregulated.

The  Funds  will  enter  swap  agreements  only  with  counterparties  that  the
Investment Manager or relevant  Sub-Adviser  reasonably  believes are capable of performing under the swap  agreements.  If there is a default by the other party to such a transaction,  the Fund will have to rely on its  contractual  remedies
(which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD  TRANSACTIONS  -- Certain Funds may purchase  covered spread options from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed  or  exchange-traded.  The purchase of a spread option gives the
Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own,  but  which is used as a  benchmark.  The risk to the  Funds in  purchasing covered spread options is the cost of the premium paid for the spread option and any  transaction  costs.  In  addition,  there  is  no  assurance  that  closing transactions  will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing  credit quality  spreads,
i.e., the yield spread between high quality and lower quality  securities.  Such protection is only provided during the life of the spread option.

HYBRID  INSTRUMENTS  -- Hybrid  instruments  combine  the  elements  of  futures contracts  or  options  with  those of debt,  preferred  equity or a  depositary instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity  securities  index.  Hybrid  Instruments  may take a  variety  of  forms, including,  but not limited  to, debt  instruments  with  interest or  principal payments or redemption  terms determined by reference to the value of a currency or commodity  at a future point in time,  preferred  stock with  dividend  rates determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms  related  to a  particular  commodity.  The risks of investing  in  Hybrid  Instruments  reflect  a  combination  of the  risks  from investing in securities,  futures and currencies,  including volatility and lack of  liquidity.  Reference  is made to the  discussion  of  futures  and  forward contracts in this Statement of Additional  Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency  may  not  move in the  same  direction  or at the  same  time.  Hybrid
Instruments  may bear  interest or pay  preferred  dividends at below market (or even relatively  nominal)  rates. In addition,  because the purchase and sale of
Hybrid  Instruments  could  take  place in an  over-the-counter  market  or in a private transaction between a Fund and the seller of the Hybrid Instrument,  the creditworthiness of the contract party to the transaction would be a risk factor which  the Fund  would  have to  consider.  Hybrid  Instruments  also may not be subject to  regulation  of the CFTC,  which  generally  regulates the trading of commodity futures by U.S.  persons,  the SEC, which regulates the offer and sale of  securities  by and to U.S.  persons,  or any other  governmental  regulatory authority.

LENDING OF  PORTFOLIO  SECURITIES  -- For the  purpose of  realizing  additional income,  the Funds may make secured  loans of Fund  securities  amounting to not
more  than  33  1/3%  of  its  total  assets.   Securities  loans  are  made  to
broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis.
The  collateral  received  will  consist of cash,  U.S.  Government  securities, letters  of  credit  or such  other  collateral  as may be  permitted  under its investment program.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being lent,  but it will call a loan in  anticipation  of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the  Investment  Manager or relevant  Sub-Adviser  to be of good standing and will not be made unless,  in the judgment of the Investment  Manager or relevant
Sub-Adviser,  the  consideration  to be earned from such loans would justify the risk.

LEVERAGE -- Certain of the Funds may use leverage.  Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations.  For example,  leveraging may exaggerate changes in the NAV of a
Fund's shares and in the yield on a Fund's portfolio.  Although the principal of such  borrowings  will be fixed,  a Fund's assets may change in value during the time the  borrowing  is  outstanding.  Since  any  decline  in value of a Fund's investments will be borne entirely by the Fund's  shareholders (and not by those persons  providing  the  leverage  to the  Fund),  the effect of  leverage  in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the  investment  return from the borrowed  funds.  To the extent the  investment return  derived  from  securities  purchased  with  borrowed  funds  exceeds the interest a Fund will have to pay, the Fund's  investment  return will be greater than if leveraging were not used. Conversely,  if the investment return from the assets  retained  with  borrowed  funds is not  sufficient  to cover the cost of leveraging,  the  investment  return of the Fund will be less than if leveraging were not used.

SHORT-TERM  INSTRUMENTS -- When the Funds  experience large cash inflows through the sale of securities and desirable equity  securities that are consistent with the Funds' investment  objective are unavailable in sufficient  quantities or at attractive prices, the Funds may hold short-term  investments for a limited time pending availability of such equity securities.  Short-term  instruments consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  Government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other short-term debt securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Investment Manager
or  relevant  Sub-Adviser;   (iii)  commercial  paper;  (iv)  bank  obligations,
including  negotiable  certificates  of  deposit,  time  deposits  and  bankers'
acceptances;  and (v)  repurchase  agreements.  At the time the Funds  invest in commercial paper, bank obligations,  or repurchase agreements, the issuer or the issuer's  parent must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank obligations rated A-1 by S&P or  Prime-1  by  Moody's;  or,  if no such  ratings  are  available,  the instrument  must be of  comparable  quality  in the  opinion  of the  Investment
Manager or relevant Sub-Adviser.

U.S.  GOVERNMENT  OBLIGATIONS -- The Funds may invest in  obligations  issued or guaranteed  by the U.S.  Government,  its agencies or  instrumentalities.  These obligations  may or may not be  backed by the "full  faith  and  credit"  of the
United States. In the case of securities not backed by the full faith and credit of the United  States,  the Funds must look  principally  to the federal  agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim  against the United States itself in the event the agency or instrumentality does not meet its commitments.  Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include,  but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Services, each of which has the right to borrow from the U.S.  Treasury  to meet its  obligations, and  obligations  of the Federal  Farm Credit  System and the Federal  Home Loan
Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include  obligations of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

INVESTMENT RESTRICTIONS

Each  of  the  Funds  operates  within  certain  fundamental   policies.   These
fundamental  policies  may not be changed  without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are  present or represented  by proxy,  or (ii) more than 50% of the Fund's  outstanding  voting shares.  Other  restrictions  in the form of  operating  policies are subject to change by the  Fund's  Board of  Directors  without  shareholder  approval.  Any investment  restrictions  that involve a maximum  percentage  of  securities  or assets  shall  not be  considered  to be  violated  unless  an  excess  over the percentage  occurs  immediately  after,  and is  caused  by, an  acquisition  of securities  or assets of, or borrowing by, the Fund.  Calculation  of the Fund's total assets for compliance  with any of the following  fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional  Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE ISSUER Not to invest more than
    5% of its total  assets in the  securities  of any one  issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies and instrumentalities);  provided that this limitation applies only with respect to 75% of the Fund's total assets.  (This fundamental policy number one does not apply to the Large Cap Growth Fund, Technology Fund or Select 25 Fund.)

2.  PERCENT  LIMIT  ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER  Not to  purchase  a security  if, as a result,  with  respect  to 75% of the value of the Fund's total  assets,  more than 10% of the  outstanding  voting  securities of any issuer  would  be  held  by the  Fund  (other  than  obligations  issued  or guaranteed by the U.S. Government, its agencies or instrumentalities). (This fundamental  policy  number two does not apply to the Large Cap Growth Fund,
    Technology Fund or Select 25 Fund.)

3.  UNDERWRITING  Not to act as  underwriter  of  securities  issued by  others, except to the extent that a Fund may be considered an underwriter within the meaning  of the  Securities  Act of 1933 in the  disposition  of  restricted securities.

4.  INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of,
    25% or more of the Fund's total assets in a particular  industry (other than securities  of the U.S.  Government,  its  agencies  or  instrumentalities);
    provided however, that this fundamental policy number four does not apply to the Large Cap Growth  Fund or the  Technology  Fund which are  permitted  to invest  more  than 25% of their  respective  total  assets  in a  particular industry or group of industries.

5.  REAL ESTATE Not to purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments (but this shall not prevent a Fund from  investing in  securities  or other  instruments  backed by real estate or securities of companies engaged in the real estate business).

6.  COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7.  LOANS Not to lend any security or make any other loan if, as a result,  more than 33 1/3% of a  Fund's  total  assets  would  be lent to  other  parties, except, (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objectives  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of a Fund's total assets.

9.  SENIOR SECURITIES Not to issue senior securities,  except as permitted under the 1940 Act.

For the purposes of fundamental  policies two and four above,  each governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of fundamental  policy four, industries are determined by reference to the  classifications of industries set forth in the Funds' semiannual and annual reports.

OPERATING POLICIES -- The operating policies of the Funds are:

1.  LOANS The Funds may not lend assets other than  securities to other parties.
    (This  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.)

2.  BORROWING  The Funds may not borrow  money or  securities  for any  purposes except that  borrowing up to 10% of the Fund's total assets from  commercial banks is permitted for emergency or temporary purposes.

3.  OPTIONS The Funds may buy and sell  exchange-traded and over-the-counter put and call options,  including  index options,  securities  options,  currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a
    Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4.  OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, or mineral leases or other mineral exploration, or development of programs.

5.  INVESTMENT  COMPANIES  Except in  connection  with a merger,  consolidation, acquisition,  or  reorganization,  the Funds may not invest in securities of other investment companies, except in compliance with the 1940 Act.

6.  CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7.  SHORT  SALES The Funds,  except  Large Cap Value Fund and Alpha  Opportunity
    Fund, may not sell securities  short,  unless the Fund owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short, and provided that  transactions in futures  contracts and options are not deemed to constitute selling securities short.

8.  MARGINS The Funds do not intend to  purchase  securities  on margin,  except that the Funds may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9.  LIQUIDITY  The Funds may  invest up to 15% of their net  assets in  illiquid securities  which are securities  that may not be sold or disposed of in the ordinary course of business within seven days at approximately  the value at which the Fund was valuing the security.

OFFICERS AND DIRECTORS

The officers and directors of the Funds and their  principal  occupations for at least the last five years are as follows.

NAME,  ADDRESS,  POSITIONS HELD WITH THE FUNDS AND PRINCIPAL  OCCUPATIONS DURING
THE PAST FIVE YEARS

DONALD A. CHUBB, JR.** (56)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1994
PRINCIPAL  OCCUPATIONS--Business  broker,  Griffith & Blair  Realtors.  Prior to
  1997, Manager, Star Sign, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS(SM) COMPLEX--37

PENNY A. LUMPKIN** (63)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1993
PRINCIPAL  OCCUPATIONS--President,  Vivian's Gift Shop (Corporate Retail).  Vice
  President,   Palmer  Companies,  Inc.  (Small  Business  and  Shopping  Center
  Development),  PLB (Real Estate Equipment  Leasing),  and Town Crier (Retail).
  Prior  to  1999,  Vice  President  and  Treasurer,  Palmer  News,  Inc.;  Vice
  President, M/S News, Inc. and Secretary,  Kansas City Periodicals and prior to
  2002,  Vice  President  Bellaire  Shopping  Center  (Managing and Leasing) and
  Partner, Goodwin Enterprises (Retail).
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

MARK L. MORRIS, JR.** (68)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1991
PRINCIPAL OCCUPATIONS--Independent  Investor, Morris Co. (personal investments).
  Former  General  Partner,  Mark Morris  Associates  (Veterinary  Research  and
  Education).
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

MAYNARD F. OLIVERIUS (59)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1998
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
  HealthCare.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

The following  officers and directors are interested persons of the Fund. Unless otherwise noted, the address of each of the following  officers and directors is
One Security Benefit Place, Topeka, Kansas 66636-0001.

JOHN D. CLELAND* (66)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1991 (Director) and since February,  2000 (Chairman of the Board)
PRINCIPAL  OCCUPATIONS--Senior Vice President,  Security Benefit Group, Inc. and
  Security Benefit Life Insurance Company,  Prior to 2003, Senior Vice President
  and Managing  Member  Representative,  Security  Management  Company,  LLC and
  Director and Vice President, Security Distributors, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

JAMES R. SCHMANK* (49)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH  OF  TIME  SERVED--since   1997  (Director)  and  since  February,   2000
  (President)
PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
  Management Company,  LLC; Senior Vice President,  Security Benefit Group, Inc.
  and Security Benefit Life Insurance Company, Director,  Security Distributors,
  Inc.,  Director  and  Treasurer,   First  Advantage  Insurance  Agency,  Inc.,
  Director, Vice President and Treasurer,  First Security Benefit Life Insurance
  and Annuity Company of New York
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--37

TERRY A. MILBERGER (54)
-----------------------
(Birth Date:  March 10, 1948)
POSITION HELD WITH THE FUND--Vice President (Equity Fund)
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1982
PRINCIPAL  OCCUPATIONS--Senior  Vice  President  and Senior  Portfolio  Manager,
  Security  Management  Company,  LLC; Senior Vice President,  Security  Benefit
  Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE (41)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1987
PRINCIPAL OCCUPATIONS--Secretary,  Security Management Company, LLC and Security
  Distributors,  Inc., Vice President,  Associate  General Counsel and Assistant
  Secretary,  Security  Benefit Group,  Inc. and Security Benefit Life Insurance
  Company.

BRENDA M. HARWOOD (39)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 1998
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
  Management  Company,  LLC;  Assistant Vice President,  Security Benefit Group,
  Inc. and Security Benefit Life Insurance Company, Vice President and Director,
  Security Distributors, Inc.

CINDY L. SHIELDS (35)
---------------------
(Birth Date:  June 5, 1967)
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May 1998
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management  Company,  LLC;  Security Benefit Group,  Inc. and Security Benefit
  Life Insurance Company.

JAMES P. SCHIER (45)
--------------------
(Birth Date:  December 28, 1957)
POSITION HELD WITH THE FUND--Vice President (Equity Fund and Mid Cap Growth Fund
  only)
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May 1998
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management  Company,  LLC; Vice President,  Security  Benefit Group,  Inc. and
  Security  Benefit Life Insurance  Company.  Prior to February 1997,  Assistant
  Vice President and Senior Research Analyst, Security Management Company, LLC.

CHRISTOPHER D. SWICKARD (37)
----------------------------
(Birth Date: October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May 1996
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
  Second Vice President and Assistant Counsel,  Security Benefit Group, Inc. and
  Security Benefit Life Insurance Company.

 *These  directors are deemed to be "interested  persons" of the Funds under the
  1940 Act, as amended,  by reason of their positions with the Funds' Investment
  Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Funds'  joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Funds.

The  directors and officers of the Funds hold  identical  offices in each of the other Funds managed by the Investment Manager,  with the exceptions noted below.
Mr.  Milberger is Vice President only of Security  Equity Fund and SBL Fund; Ms.
Shields is Vice  President  only of Security  Equity Fund and SBL Fund;  and Mr.
Schier is Vice President only of Security Equity Fund, SBL Fund and Security Mid
Cap Growth Fund.  Ms. Lee holds  identical  offices for the Funds'  distributor,
Security  Distributors,  Inc., Mr.  Schmank serves as Director,  and Ms. Harwood serves as Director and Vice President of the Distributor.

COMMITTEES

The Board of Directors has an Audit  Committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the  auditors,  and to oversee the  handling  by Security  Management  Company,  LLC of the  accounting functions for the Funds. The Audit Committee currently consists of Messrs. Chubb and Morris and Ms.  Lumpkin.  The Audit  Committee held two meetings  during the fiscal year ended September 30, 2002.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the
Funds,  receive from each of Security Large Cap Value Fund, Security Equity Fund and  Security  Mid Cap  Growth  Fund an annual  retainer  of $2,083 and a fee of
$3,500 per meeting,  plus reasonable travel costs, for each meeting of the board attended.  In addition,  certain  directors  who are members of the Funds' joint audit committee  receive a fee of $2,000 per meeting and reasonable travel costs for each meeting of the Funds'  audit  committee  attended.  The Funds pay their respective share of directors' fees, audit committee fees and travel costs based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as  officers  or  directors  of the Funds.  The Funds do not pay any fees to, or reimburse expenses of, directors who are considered  "interested persons" of the
Funds.  The  aggregate  compensation  paid by the Funds to each of the directors during the fiscal year ended September 30, 2002, and the aggregate  compensation paid to each of the  directors  during  calendar  year  2002 by all seven of the registered  investment  companies  to  which  the  Investment  Manager  provides investment advisory services  (collectively,  the "Security Fund Complex"),  are set  forth  below.  Each of the  directors  is a  director  of each of the other registered investment companies in the Security Fund Complex.

=======================================================================================
                                                                             TOTAL
                                                                          COMPENSATION
                              AGGREGATE COMPENSATION          ESTIMATED     FROM THE
                       -----------------------------------     ANNUAL     SECURITY FUND
                        SECURITY    SECURITY    SECURITY      BENEFITS      COMPLEX,
NAME OF DIRECTOR        LARGE CAP    EQUITY      MID CAP        UPON        INCLUDING
OF THE FUND            VALUE FUND     FUND     GROWTH FUND   RETIREMENT     THE FUNDS
---------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     $3,958      $3,958      $3,958          $0         $47,500
John D. Cleland               0           0           0           0               0
Penny A. Lumpkin          3,958       3,958       3,958           0          47,500
Mark L. Morris, Jr.       3,958       3,958       3,958           0          47,500
Maynard Oliverius         3,583       3,583       3,583           0          43,000
James R. Schmank              0           0           0           0               0
=======================================================================================

PRINCIPAL HOLDERS OF SECURITIES

On  December  12,  2002,  the  Funds'   officers  and  directors  (as  a  group)
beneficially owned less than one percent of the total outstanding Class A shares of Large Cap Value Fund, Equity Fund,  Enhanced Index Fund,  International Fund,
Global  Fund,  Mid Cap Growth Fund,  Large Cap Growth Fund and Social  Awareness
Fund. On December 12, 2002,  the officers and directors of Security  Equity Fund
(as a group)  beneficially  owned  approximately  2.96% of the total outstanding
Class A shares of the  Select 25 Fund,  1.42% of the total  outstanding  Class A shares of the Mid Cap Value Fund, 2.04% of the total  outstanding Class A shares of the Small Cap Growth Fund, and 1.41% of the total  outstanding Class A shares of the Technology Fund.

As of December 12, 2002,  Security Benefit Life Insurance  Company ("SBL"),  One
Security  Benefit  Place,  Topeka,  Kansas,  66636-0001,  owned,  of record  and beneficially,  28.5% of the voting  securities of Large Cap Value Fund (35.0% of the total  outstanding  Class A shares and 0% of the total  outstanding Class B, and Class C shares),  and 42.7% of the voting  securities of International  Fund
(31.4% of the total outstanding  Class A shares,  53.7% of the total outstanding
Class B shares  and  50.5%  of the  total  outstanding  Class C  shares).  SBL's percentage  ownership of Large Cap Value Fund and International  Fund may permit
SBL to  effectively  control the outcome of any matters  submitted  to a vote of shareholders  of these  funds.  SBL is a stock  life  insurance  company  and is incorporated under the laws of Kansas. SBL is ultimately  controlled by Security
Benefit Mutual Holding  Company,  One Security  Benefit Place,  Topeka,  Kansas,
66636-0001, a mutual holding company organized under the laws of Kansas.

As  of  December  12,  2002,  the  following   entities  owned,  of  record  and
beneficially  unless  otherwise  indicated,  5% or more of a class  of a  Fund's outstanding securities:

================================================================================
                                                           CLASS      PERCENTAGE
NAME OF SHAREHOLDER                     FUND OWNED         OWNED        OWNED
--------------------------------------------------------------------------------
Security Benefit Life                     Equity          Class A       17.60
Insurance Company                    Large Cap Value      Class A       34.52
                                      Mid Cap Growth      Class A        7.48
                                      Mid Cap Value       Class A        7.56
                                      International       Class A       31.41
                                      International       Class B       53.74
                                      International       Class C       50.50
                                     Large Cap Growth     Class A       82.88
                                     Large Cap Growth     Class B       40.66
                                     Large Cap Growth     Class C       28.28
                                        Technology        Class A       18.88
                                        Technology        Class B       43.81
                                        Technology        Class C       31.52
--------------------------------------------------------------------------------
Security Benefit Life                 International       Class A        7.76
Employee Pension Plan
--------------------------------------------------------------------------------
Security Financial Resources              Global          Class A       18.54
                                          Global          Class C       41.52
                                     Social Awareness     Class A       28.34
                                     Social Awareness     Class C       31.45
                                      Mid Cap Value       Class A       11.78
                                      Mid Cap Value       Class C       14.72
                                     Small Cap Growth     Class A       33.53
                                     Small Cap Growth     Class C       40.45
                                      Enhanced Index      Class A       20.68
                                      Enhanced Index      Class C       38.52
                                      International       Class A       20.36
                                      International       Class C       13.32
                                     Large Cap Growth     Class A        6.93
                                     Large Cap Growth     Class C       35.71
                                      Mid Cap Growth      Class A       11.50
                                      Mid Cap Growth      Class C       23.91
                                     Large Cap Value      Class A       10.85
                                     Large Cap Value      Class C       52.76
                                        Technology        Class A       42.19
                                        Technology        Class C       29.65
                                        Select 25         Class A       25.21
                                        Select 25         Class C       10.30
                                          Equity          Class C       31.67
--------------------------------------------------------------------------------
James and Carol Sherman               Enhanced Index      Class B        8.20
================================================================================

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2002, the Directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the
Directors in the dollar ranges set forth below:

==========================================================================================
                                                                    AGGREGATE DOLLAR RANGE
                                                                     OF EQUITY SECURITIES
                                                                      IN ALL REGISTERED
                                                 DOLLAR RANGE        INVESTMENT COMPANIES
                                                  OF EQUITY          OVERSEEN BY DIRECTOR
NAME OF                                           SECURITIES             IN FAMILY OF
DIRECTOR       NAME OF FUND                        IN FUND           INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
Donald A.      Security Equity Fund,            $10,001-$50,000         over $100,000
Chubb, Jr.     Select 25 Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Equity Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Global Series
               ---------------------------------------------------------------------------
               Security Income Fund,               $1-$10,000
               Diversified Income Series
               ---------------------------------------------------------------------------
               Security Cash Fund                  $1-$10,000
               ---------------------------------------------------------------------------
               Security Mid Cap Growth Fund     $10,001-$50,000
               ---------------------------------------------------------------------------
               Secuity Large Cap Value Fund        $1-$10,000
               ---------------------------------------------------------------------------
               Security Equity Fund,               $1-$10,000
               Small Cap Growth Series
               ---------------------------------------------------------------------------
               SBL Fund,                           $1-$10,000
               Large Cap Value Series
               ---------------------------------------------------------------------------
               SBL Fund,                           $1-$10,000
               Social Awareness Series
               ---------------------------------------------------------------------------
               SBL Fund, Equity Series          $10,001-$50,000
------------------------------------------------------------------------------------------
Penny A.       Security Equity Fund,               $1-$10,000          $50,001-$100,000
Lumpkin        Select 25 Series
               ---------------------------------------------------------------------------
               Security Mid Cap Growth Fund        $1-$10,000
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Equity Series
               ---------------------------------------------------------------------------
               Security Municipal Bond Fund        $1-$10,000
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Global Series
               ---------------------------------------------------------------------------
               Security Income Fund,               $1-$10,000
               Diversified Income Series
               ---------------------------------------------------------------------------
               Security Large Cap Value Fund       $1-$10,000
               ---------------------------------------------------------------------------
               Security Equity Fund,               $1-$10,000
               Mid Cap Value Series
               ---------------------------------------------------------------------------
               Security Cash Fund                  $1-$10,000
               ---------------------------------------------------------------------------
               Security Equity Fund,               $1-10,000
               Mid Cap Value Series
               ---------------------------------------------------------------------------
               SBL Fund,                           $1-$10,000
               Large Cap Value Series
------------------------------------------------------------------------------------------
Mark L.        Security Income Fund,            $10,001-$50,000         over $100,000
Morris, Jr.    Diversified Income Series
               ---------------------------------------------------------------------------
               Security Mid Cap Growth Fund     $50,001-$100,000
------------------------------------------------------------------------------------------
Maynard        SBL Fund,                        $10,001-$50,000         over $100,000
Oliverius      Small Cap Value Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Select 25 Series
               ---------------------------------------------------------------------------
               Security Income Fund,             over $100,000
               Capital Preservation Series
==========================================================================================

The following  directors who are "interested  persons" of the Funds beneficially owned  shares  of the  Funds in the  dollar  ranges  set  forth  below  and also beneficially  owned  shares of other  mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

==========================================================================================
                                                                    AGGREGATE DOLLAR RANGE
                                                                     OF EQUITY SECURITIES
                                                                      IN ALL REGISTERED
                                                  DOLLAR RANGE       INVESTMENT COMPANIES
                                                   OF EQUITY         OVERSEEN BY DIRECTOR
NAME OF                                            SECURITIES            IN FAMILY OF
DIRECTOR       NAME OF FUND                         IN FUND          INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
James R.       Security Equity Fund,             Over $100,000          Over $100,000
Schmank        Equity Series
               ---------------------------------------------------------------------------
               Security Equity Fund,             Over $100,000
               Global Series
               ---------------------------------------------------------------------------
               Security Equity Fund,               $1-$10,000
               Large Cap Growth Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $50,001-$100,000
               Select 25 Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Small Cap Growth Series
               ---------------------------------------------------------------------------
               Security Mid Cap Growth Fund      Over $100,000
               ---------------------------------------------------------------------------
               Security Equity Fund,             Over $100,000
               Mid Cap Value Series
               ---------------------------------------------------------------------------
               Security Equity Fund,               $1-$10,000
               Technology Series
               ---------------------------------------------------------------------------
               Security Cash Fund                  $1-$10,000
               ---------------------------------------------------------------------------
               Security Municipal Bond Fund        $1-$10,000
------------------------------------------------------------------------------------------
John D.        Security Equity Fund,            $10,001-$50,000         Over $100,000
Cleland        Equity Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $50,001-$100,000
               Select 25 Series
               ---------------------------------------------------------------------------
               Security Equity Fund,             over $100,000
               Mid Cap Value Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Global Series
               ---------------------------------------------------------------------------
               Security Cash Fund                  $1-$10,000
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Technology Series
               ---------------------------------------------------------------------------
               Security Equity Fund,            $10,001-$50,000
               Small Cap Growth Series
               ---------------------------------------------------------------------------
               Security Equity Fund,               $1-$10,000
               Large Cap Value Series
               ---------------------------------------------------------------------------
               Security Mid Cap Growth Fund     $10,001-$50,000
==========================================================================================

HOW TO PURCHASE SHARES

Investors may purchase  shares of the Funds through  authorized  dealers who are members  of the NASD.  The  minimum  initial  investment  is $100.  The  minimum subsequent  investment  is $100 unless made through an  Accumulation  Plan which allows for  subsequent  investments  of $20 as described in the  prospectus.  An application may be obtained from the Investment Manager.

Orders for the  purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next  determined  after receipt of the order in proper form by Security Distributors,  Inc. (the "Distributor") (generally as of the close of the  Exchange  on that  day)  plus the sales  charge in the case of
Class A shares.  Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor  prior to the close of its business day will be  confirmed at the  offering  price  effective as of the close of the
Exchange on that day.  Dealers and other financial  services firms are obligated to transmit orders promptly.

The Funds  reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

As a convenience to investors and to save operating  expenses,  the Funds do not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS -- The Funds offer three classes of shares:

CLASS A SHARES -  FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).  See Appendix B for a discussion of "Rights of
Accumulation"  and "Statement of  Intention,"  which options may serve to reduce the front-end sales charge.

CLASS B SHARES - BACK-END  LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically  convert  to  Class A  shares  at the  end of  eight  years  after purchase.

CLASS C SHARES - LEVEL  LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

================================================================================
                                                    SALES CHARGE
                                    --------------------------------------------
                                                     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF      NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE      INVESTED     TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                       5.75%            6.10%         5.00%
$50,000 but less than $100,000          4.75             4.99          4.00
$100, 000 but less than $250,000        3.75             3.90          3.00
$250,000 but less than $500,000         2.75             2.83          2.25
$500,000 but less than $1,000,000       2.00             2.04          1.75
$1,000,000 and over                     None             None        (See below)
================================================================================

The  Underwriter  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  1.00%  on  sales  up to  $5,000,000,  plus  0.50% on sales of
$5,000,000 or more up to $10,000,000,  and 0.10% on any amount of $10,000,000 or more.  The  Underwriter  may also pay a  commission  of up to 1% to dealers  who initiate  or are  responsible  for  purchases  of  $500,000  or more by  certain retirement  plans as  described  under  "Purchases  at Net  Asset  Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Investment  Manager may, at its  expense,  pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security  Funds during prior periods and certain other factors,  including providing to their clients who are  shareholders of the Funds certain  services,
which  include  assisting  in  maintaining  records,   processing  purchase  and
redemption   requests   and   establishing   shareholder   accounts,   assisting
shareholders in changing  account  options or enrolling in specific  plans,  and
providing   shareholders  with  information  regarding  the  Funds  and  related developments.  Service fees are paid  quarterly and may be  discontinued  at any time.

As discussed in the prospectus, Funds have adopted a Distribution Plan for their
Class A shares  pursuant to Rule 12b-1 under the 1940 Act.  The Plan  authorizes each such Fund to pay an annual fee to the  Distributor  of 0.25% of the average daily NAV of the  Class A shares of such  Funds to  finance  various  activities relating  to the  distribution  of such  shares  to  investors.  These  expenses include,  but are  not  limited  to,  the  payment  of  compensation  (including
compensation  to  securities  dealers  and  other  financial   institutions  and
organizations)  to obtain various  administrative  services for the Fund.  These services  include,  among  other  things,  processing  new  shareholder  account applications  and serving as the primary  source of  information to customers in answering questions concerning the Fund and their transactions with the Fund.

Amounts paid by the Funds are currently used to pay dealers and other firms that make Class A shares  available  to their  customers  a service  fee for  account maintenance  and personal  service to  shareholders.  The service fee is payable quarterly  in the amount of 0.25%,  on an annual  basis,  of  Aggregate  Account
Value.  "Aggregate  Account  Value" is the average daily NAV of Class A accounts opened  after July 31,  1990 that were sold by such  dealers and other firms and remain  outstanding  on the books of the Funds.  (Service  fees are paid only on
Aggregate  Account  Value of $100,000 or more.) The service fee may also be used to pay for  sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS B SHARES -- Class B shares are  offered at NAV,  without an initial  sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares  redeemed  within five years of the date of purchase.  No deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                  ===========================================
                  YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                   PAYMENT WAS MADE          SALES CHARGE
                  -------------------------------------------
                         First                    5%
                        Second                    4%
                         Third                    3%
                        Fourth                    3%
                         Fifth                    2%
                  Sixth and Following             0%
                  ===========================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions paid with respect to Class B shares) will automatically convert,  on the eighth  anniversary of the date such shares were purchased,  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions paid with respect to Class B shares  ("reinvestment  shares") will be considered to be held in a separate subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher expenses borne by Class B shares.  Because the NAV per share of the Class
A shares  may be higher or lower  than that of the Class B shares at the time of conversion,  although  the dollar  value  will be the same,  a  shareholder  may receive more or less Class A shares than the number of Class B shares converted.
Under  current law, it is the Funds'  opinion  that such a  conversion  will not constitute a taxable event under federal  income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

Each  Fund  bears  some of the  costs of  selling  its  Class B  shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  B  shares  ("Class  B
Distribution  Plan")  pursuant  to Rule  12b-1  under  the 1940  Act.  This Plan provides  for  payments at an annual  rate of 1.00% of the average  daily NAV of
Class B shares.  Amounts paid by the Funds are currently used to pay dealers and other  firms  that  make  Class B  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to
shareholders  payable  for  the  first  year,  initially,   and  for  each  year
thereafter, quarterly, in an amount equal to 0.25% annually of the average daily
NAV of Class B  shares  sold by such  dealers  and  other  firms  and  remaining outstanding  on the books of the Funds.  The service fee may also be used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund.

CLASS C SHARES -- Class C shares are  offered at NAV,  without an initial  sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares  redeemed  within one year of the date of  purchase.  No  deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

Each  Fund  bears  some of the  costs of  selling  its  Class C  shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  C  shares  ("Class  C
Distribution  Plan")  pursuant  to Rule  12b-1  under  the 1940  Act.  This Plan provides  for  payments at an annual  rate of 1.00% of the average  daily NAV of
Class C shares.  Amounts paid by the Fund are currently  used to pay dealers and other  firms  that  make  Class C  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75%
annually  of the average  daily NAV of Class C shares  sold by such  dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee  payable  for the  first  year  initially,  and for  each  year  thereafter, quarterly,  in an amount  equal to 0.25%  annually of the  average  daily NAV of
Class C shares sold by such dealers and other firms and remaining outstanding on the  books  of  the  Fund.  The  service  fee  may  also  be  used  to  pay  for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

DISTRIBUTION  PLANS -- As discussed above,  the Funds have adopted  Distribution
Plans  pursuant  to Rule  12b-1  under the 1940  Act,  as set forth in the table below.

                    =======================================
                      FUND            DISTRIBUTION PLAN
                    ---------------------------------------
                    All Funds     Class A Distribution Plan
                    All Funds     Class B Distribution Plan
                    All Funds     Class C Distribution Plan
                    =======================================

Under the Distribution  Plans, the Distributor is authorized to pay service fees and  commissions  to dealers and other firms that sell shares of the  applicable class, engage in advertising, prepare and distribute sales literature and engage in other  promotional  activities  on  behalf of the Fund.  The  Distributor  is required to report in writing to the Board of  Directors  of each Fund,  and the board will review at least  quarterly  the  amounts and purpose of any  payments made under each Plan. The Distributor is also required to furnish the board with such other  information  as may  reasonably  be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

Each Plan will continue from year to year,  provided  that such  continuance  is approved at least  annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent  directors cast in person at a meeting  called for the  purpose of voting on such  continuance.  Any  agreement relating to the  implementation  of the Plan terminates  automatically  if it is assigned.  The Plan may not be  amended  to  increase  materially  the amount of payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including Messrs. Cleland and Schmank (directors of the Fund), Messrs. Swickard,
Milberger,  Schier, Ms. Harwood, Ms. Lee and Ms. Shields (officers of the Fund), all may be  deemed  to have a  direct  or  indirect  financial  interest  in the operation of the  Distribution  Plan.  None of the  independent  directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution  Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public  pursuant  to the
Distribution Agreement with the Distributor.  Increases in the net assets of the
Funds from sales pursuant to their respective  Distribution Plans and Agreements may benefit  shareholders by reducing per share expenses,  permitting  increased
investment   flexibility  and   diversification   of  such  Fund's  assets,  and
facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution  costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the  Distribution  Plan,  plus interest at the prime rate plus 1% on such amount  (less any  contingent  deferred  sales  charges  paid by shareholders  to the  Distributor).  The  Distributor  monitors  this limit with regard to each of the Fund's share classes.  The Distributor intends, but is not obligated,  to  continue  to pay or  accrue  distribution  charges  incurred  in connection  with a  Distribution  Plan  which  exceed  current  annual  payments permitted  to be received by the  Distributor  from the Funds.  The  Distributor intends to seek full payment of such charges from the Fund (together with annual interest  thereon  at the prime rate plus 1%) at such time in the future as, and to the  extent  that,  payment  thereof by the Funds  would be within  permitted limits.

A  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940 Act or by vote of a majority of the  outstanding  shares of the applicable  class.  In the event a
Distribution  Plan is  terminated  by the  shareholders  or the Fund's  Board of
Directors,  the payments made to the Distributor pursuant to the Plan up to that time  would  be  retained  by the  Distributor.  Any  expenses  incurred  by the
Distributor in excess of those  payments  would be absorbed by the  Distributor.
The Funds make no payments in  connection  with the sales of their  shares other than the distribution fee paid to the Distributor.

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred  sales charge imposed upon  redemption of Class A shares  (purchased in amounts  of  $1,000,000  or  more),  Class B  shares  and  Class C  shares  is a percentage  of the lesser of (1) the NAV of the shares  redeemed  or (2) the net cost of such  shares.  No  contingent  deferred  sales  charge is  imposed  upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the NAV per share of the Fund;  (2) shares
acquired   through   reinvestment   of  income   dividends   and  capital   gain
distributions;  or (3) Class A shares  (purchased  in amounts of  $1,000,000  or more),  or Class C shares,  held for more than one year,  or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death;  (2) upon the disability  (as defined in section  72(m)(7) of the Internal  Revenue Code) of a shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the contingent deferred sales charge), (iv) "financial hardship" of a participant in
the  plan,   as  that  term  is   defined   in   Treasury   Regulation   Section
1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.  The  contingent  deferred  sales charge will also be waived in the case of certain  redemptions  of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program.")

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from time to time,  will pay a bonus,  to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Funds  and/or  certain  other funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales  charge and,  with  respect to Class B or Class C shares,  an amount which exceeds the maximum commission. The Distributor,  or the Investment Manager, may also  provide  financial  assistance  to  certain  dealers  in  connection  with conferences,  sales or training  programs for their employees,  seminars for the public,  advertising,  sales campaigns, and/or shareholder services and programs regarding  one or  more of the  Funds  managed  by the  Investment  Manager.  In addition,  the  Investment  Manager  or  Distributor  may  sponsor  training  or education meetings at various locations.  In connection with such meetings it is expected  that the  Investment  Manager  or  Distributor  would pay the  travel, lodging and other expenses of representatives of the dealers in attendance.  The
Fund  Administrator  or  Distributor  may also pay certain  transaction or order processing  costs  incurred  by dealers who sell Fund  shares  through  clearing dealers.  Certain of the foregoing  arrangements  may be financed by payments to the Distributor under a Rule 12b-1  Distribution Plan. These arrangements do not change the price an  investor  will pay for shares or the amount  that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.
A dealer to whom  substantially  the  entire  sales  charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The  Distributor  also may pay banks and other  financial  services  firms  that facilitate  transactions  in shares of the Funds for their clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

The  Investment  Manager or  Distributor  also may pay a marketing  allowance to dealers who meet  certain  eligibility  criteria.  This  allowance  is paid with reference to new sales of Fund shares in a calendar year and may be discontinued
at any time.  To be eligible for this  allowance  in any given year,  the dealer must sell a minimum of  $2,000,000 of Class A, Class B and Class C shares during that year.  The  applicable  marketing  allowance  factors  are set forth in the accompanying table.

          ============================================================
                                                  APPLICABLE MARKETING
          AGGREGATE NEW SALES                       ALLOWANCE FACTOR*
          ------------------------------------------------------------
          Less than $2 million                            0.00%
          $2 million but less than $5 million             0.15%
          $5 million but less than $10 million            0.25%
          $10 million but less than $15 million           0.35%
          $15 million but less than $20 million           0.50%
          or $20 million or more                          0.75%
          ------------------------------------------------------------
          *The maximum marketing  allowance factor applicable per this schedule  will be applied to all new sales in the  calendar year to determine the marketing  allowance payable for such year.
          ============================================================

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at
NAV by (1) directors, officers and employees of the Funds, the Funds' Investment
Manager  or  Distributor;  directors,  officers  and  employees  of SBL  and its subsidiaries;  agents  licensed with SBL;  spouses or minor children of any such agents; as well as the following  relatives of any such directors,  officers and
employees  (and  their  spouses):  spouses,  grandparents,   parents,  children,
grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser,  trustee or financial intermediary  who has  authority to make  investment  decisions on behalf of the investor; or (ii) a certified financial planner or registered  broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of the Funds may also be  purchased at NAV when the  purchase is made by  retirement  plans that (i) buy shares of the  Security
Funds worth  $500,000 or more;  (ii) have 100 or more eligible  employees at the time of  purchase;  (iii)  certify it expects to have annual plan  purchases  of shares of Security Funds of $200,000 or more;  (iv) are provided  administrative services by certain third-party  administrators that have entered into a special service  arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

A shareholder of Equity Fund who formerly  invested in the Bondstock  Investment
Plans or Life Insurance  Investors  Investment  Plans received Class A shares of
Equity Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of Equity Fund at NAV provided that such shareholder maintains his or her
Equity Fund account.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of the Funds at NAV under certain circumstances. Such plans would first purchase  Class C shares of the Funds for an  initial  period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of  service  provided  by the  dealer.  After  that  initial  period of time has elapsed,  the plan would  exchange  at NAV  existing  Class C shares for Class A shares of the respective  funds, and new purchases under the plans would be made in Class A shares at NAV.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of the respective Funds. The schedule below also sets forth the  commissions  paid to dealers in connection  with sales of Fund shares with respect to such retirement plans, which commissions  replace those normally paid in connection with sales of Class C shares.

================================================================================
                              NUMBER OF YEARS    COMMISSION BY YEAR OF PURCHASE*
                                INVESTED IN      -------------------------------
ELIGIBLE PLANS                CLASS C SHARES     1       2     3     4     5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         5%      4%    3%    2%    1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years         6%      4%    2%    1%    1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        6 years         4%      3%    2%    1%    1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        5 years         3%      2%    1%    1%    1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        3 years         2%      1%    1%    1%    1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        0 years**       1%++    1%    1%    1%    1%
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured  from  the  date  of the  plan's  initial  investment  in the  Funds.
  Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan  assets allocated to the Funds is redeemed  within the four-year  period  beginning on the date of the plan's initial  investment in the Funds,  the commission  will immediately drop to 1% for all subsequent purchases.
**Amounts will be invested in Class A shares at NAV.
++Certain dealers may receive 1.25% in year 1.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Fund shares by  retirement  plans  receiving  plan  recordkeeping  services from
Security Financial Resources,  Inc. Such arrangements will typically provide for an up-front  payment by the Distributor to the dealer of a specified  percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor  may pay the dealer a commission on the transferred  assets that is different  from the  commission  otherwise set forth in the table above,  but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually  of the  average  daily  NAV of  Class  C  shares  sold by  dealers  in
connection  with  such   employer-sponsored   retirement   plans  and  remaining
outstanding on the books of the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified  dollar amount.  The Program may also be based upon the  liquidation of a fixed or variable  number of shares provided that the amount withdrawn monthly is at least $25.  However,  the Funds do  not  recommend  this  (or  any  other  amount)  as  an  appropriate  monthly withdrawal.  Shares with a current  aggregate  offering  price of $5,000 or more must  be  deposited  with  the  Investment  Manager  acting  as  agent  for  the shareholder under the Program. There is no service charge on the Program.

Sufficient  shares will be liquidated at NAV to meet the specified  withdrawals.
Liquidation of shares may deplete the investment, particularly in the event of a market  decline.  Payments  cannot be considered as actual yield or income since part of such  payments is a return of capital.  Such  withdrawals  constitute  a taxable  event to the  shareholder.  The  maintenance  of a  Withdrawal  Program
concurrently   with  purchases  of  additional  shares  of  the  Fund  would  be disadvantageous  because  of the sales  commission  payable  in  respect to such purchases.  During the withdrawal  period, no payments will be accepted under an
Accumulation  Plan.  Income  dividends  and  capital  gains   distributions  are
automatically  reinvested  at NAV. If an investor  has an  Accumulation  Plan in effect,  it must be  terminated  before a Systematic  Withdrawal  Program may be initiated.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B or Class C shares without the  imposition of any  applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable  contingent  deferred sales charge.
Free  Systematic  Withdrawals  will be made first by redeeming those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming shares held the longest.  The contingent  deferred sales charge  applicable to a redemption  of  Class B and  Class C  shares  requested  while  Free  Systematic
Withdrawals  are being made will be calculated as described  under  "Calculation and Waiver of Contingent Deferred Sales Charges."

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on written  notice by the  shareholder  or by the Fund,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

INVESTMENT MANAGEMENT

The Investment Manager,  located at One Security Benefit Place, Topeka,  Kansas, has served as  investment  adviser to  Security  Large Cap Value Fund  (formerly
Security  Growth and Income Fund),  Security  Equity Fund,  and Security Mid Cap
Growth Fund (formerly Security Ultra Fund),  respectively,  since April 1, 1964,
January  1,  1964,  and April 22,  1965.  The  Investment  Manager  also acts as investment  adviser to Security  Income Fund,  Security Cash Fund, SBL Fund, and
Security  Municipal  Bond Fund. The  Investment  Manager is a limited  liability company  controlled  by its  members,  SBL  and  SBG.  SBG is an  insurance  and financial  services  holding  company  wholly-owned  by  Security  Benefit  Life
Insurance  Company,  One Security  Benefit  Place,  Topeka,  Kansas  66636-0001.
Security Benefit Life, a stock life insurance  company,  incorporated  under the laws of Kansas, is controlled by Security Benefit Corp.  ("SBC").  SBC is wholly owned by Security Benefit Mutual Holding Company, which is in turn controlled by
Security  Benefit Life  policyholders.  Security  Benefit Life together with its subsidiaries,  has  approximately  $8.9 billion of assets under management as of
September 30, 2002.

The Investment  Manager serves as investment adviser to Security Large Cap Value
Fund, Security Equity Fund and Security Mid Cap Growth Fund, respectively, under
Investment  Management  and  Services  Agreements,  which were  approved  by the shareholders  of the Funds on April 17, 2002, and which became  effective on May
1, 2002.  Pursuant to the  Investment  Management and Services  Agreements,  the
Investment  Manager  furnishes  investment  advisory,  statistical  and research services to the Funds,  supervises  and  arranges  for the  purchase and sale of securities  on  behalf  of the  Funds,  and  provides  for the  compilation  and maintenance of records pertaining to the investment advisory function.

Pursuant to the Investment  Management and Services  Agreements,  the Investment
Manager also performs administrative  functions and the bookkeeping,  accounting and pricing  functions  for the Funds,  and performs all  shareholder  servicing functions,  including  transferring  record ownership,  processing  purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.

Each Fund pays all of its  respective  expenses  not  assumed by the  Investment
Manager or the Distributor,  including organization  expenses;  directors' fees;
fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage  commissions;  expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class
B and Class C distribution  fees; and legal,  auditing and accounting  expenses.
Each Fund also pays for the  preparation  and  distribution of the prospectus to its shareholders and all expenses in connection with registration under the 1940
Act and the registration of its capital stock under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise,  including litigation expenses affecting the Fund.

The  Investment  Manager has agreed to reimburse the Funds or waive a portion of its  management  fee for any amount by which the total  annual  expenses  of the
Funds  (including  management  fees, but excluding  interest,  taxes,  brokerage
commissions,   extraordinary   expenses  and  Class  A,  Class  B  and  Class  C
distribution  fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most  restrictive  expense  limitation imposed by any state in which shares of the Funds are then  qualified  for sale.
(The Investment  Manager is not aware of any state that currently imposes limits on the level of mutual fund  expenses.) The Investment  Manager,  as part of the investment  advisory  agreement with Security Equity Fund, has agreed to cap the total  annual  expenses of  Enhanced  Index Fund and Select 25 Fund to 1.75% and
International  Fund to  2.25%,  in  each  case  exclusive  of  interest,  taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.

Separate  fees are paid by each Fund to the  Investment  Manager for  investment advisory,  administrative and transfer agency services.  The investment advisory fee for Global,  Social Awareness,  Mid Cap Value,  Small Cap Growth,  Large Cap
Growth and Technology  Funds is equal to 1%, on an annual basis,  of the average daily net  assets  of each  Fund,  calculated  daily and  payable  monthly.  The investment  advisory fee for Large Cap Value,  Equity, Mid Cap Growth,  Enhanced
Index, and Select 25 Funds is equal to 0.75%, on an annual basis, of the average daily net  assets  of each  Fund,  calculated  daily and  payable  monthly.  The investment  advisory fee for International  Fund is equal to 1.10%, on an annual basis, of the average daily net assets of the Fund, calculated daily and payable monthly.  The  investment  advisory fee for Alpha  Opportunity  Fund is equal to
2.25%,  on an  annual  basis,  of the  average  daily  net  assets  of the Fund, calculated daily and payable monthly.

The Investment Manager also receives,  on an annual basis, an administrative fee equal to 0.09% of the average  daily net assets of the Large Cap Value,  Equity,
Mid Cap Growth,  Social  Awareness,  Mid Cap Value,  Small Cap Growth,  Enhanced
Index, Select 25 and Large Cap Growth Funds. The Investment Manager receives, on an annual basis, an administrative  fee equal to 0.045% of the average daily net assets of the Global,  International,  and Technology Funds, plus the greater of
0.10% of its average net assets or $60,000. The Investment Manager receives,  on an annual basis, an administrative  fee equal to 0.145% of the average daily net assets of the Alpha  Opportunity  Fund. For transfer agency services provided to each Fund, the Investment  Manager  receives an annual  maintenance fee of $8.00 per account,  and a transaction  fee of $1.00 per  transaction.  For purposes of calculating the annual maintenance fee, the shareholder transaction and dividend transaction fee, the Investment  Manager is permitted to count as a shareholder, each person  that holds a  beneficial  interest in the Funds  through an omnibus account; provided that the Investment Manager is paying a third party, such as a bank,  insurance company or third-party  administrator  for  sub-administration,
sub-accounting   and/or   sub-transfer   agency  fees  for  keeping   individual
shareholder records.

The Funds' Investment  Management and Services Agreements are renewable annually by each Fund's Board of  Directors or by a vote of a majority of the  individual
Fund's  outstanding  securities and, in either event, by a majority of the Board who are not parties to the  Agreement or  interested  persons of any such party.
The Agreements  provide that they may be terminated  without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

The Investment  Management and Services Agreement has been approved by the Board of  Directors  with  respect  to  each  Fund.  In  determining  whether  it  was
appropriate  to  approve  the  Agreement,   the  Board  of  Directors  requested
information,  provided  by  the  Investment  Manager,  that  it  believed  to be reasonably  necessary to reach its conclusion.  The Board of Directors carefully evaluated this  information and was advised by legal counsel with respect to its deliberations.  Based on its review of the  information  requested and provided, the Board of Directors determined that the Agreement is consistent with the best interests  of each Fund to which it applies  and its  shareholders,  and enables each Fund to  receive  high  quality  services  at a cost  that is  appropriate, reasonable,  and in the best interests of the Funds and their shareholders.  The
Board of  Directors  made  these  determinations  on the basis of the  following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's relationship with the Funds, and the comparability of the proposed fee to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities to manage the Funds,  including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success  of the  Funds,  which  could  entail a  substantial  commitment  of resources to the successful operation of the Funds; and

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Agreement with respect to each Fund.

During the fiscal years ended September 30, 2002,  2001, and 2000 the funds paid the following amounts to the Investment Manager for its services:

===================================================================================
                                                                        TRANSFER
                       INVESTMENT       INVESTMENT    ADMINISTRATIVE     AGENCY
                        ADVISORY      ADVISORY FEES    SERVICE FEES    SERVICE FEES
                       FEES PAID TO     WAIVED BY        PAID TO         PAID TO
                       INVESTMENT       INVESTMENT      INVESTMENT      INVESTMENT
FUND            YEAR     MANAGER         MANAGER         MANAGER         MANAGER
-----------------------------------------------------------------------------------
Large Cap       2002   $   585,639      $      0         $ 19,338       $  26,920
Value Fund      2001       819,249             0                0               0
                2000       942,194             0                0               0
-----------------------------------------------------------------------------------
Equity Fund     2002     5,978,114             0          217,932         224,400
                2001     8,523,319             0                0               0
                2000    11,139,289             0                0               0
-----------------------------------------------------------------------------------
Global Fund     2002     1,319,394             0           53,717          67,601
                2001     1,648,290             0                0               0
                2000     1,532,893             0                0               0
-----------------------------------------------------------------------------------
Social          2002       215,414             0           20,710          47,311
Awareness       2001       276,531             0           24,888          47,997
Fund            2000       291,335             0           26,220          43,826
-----------------------------------------------------------------------------------
Mid Cap         2002     1,351,954             0          123,255         227,396
Value Fund      2001       748,052             0           67,326          79,775
                2000       393,950             0           35,455          39,655
-----------------------------------------------------------------------------------
Small Cap       2002       232,134             0           22,428         117,623
Growth Fund     2001       362,309             0           32,608         134,829
                2000       408,564        35,191           36,771          56,866
-----------------------------------------------------------------------------------
Enhanced        2002       150,978             0           25,794          21,718
Index Fund      2001       175,022             0           21,003          20,043
                2000       194,986             0           23,398          17,934
-----------------------------------------------------------------------------------
International   2002        77,797       123,135           71,009           8,834
Fund            2001        96,963       109,649           58,967           8,613
                2000       113,344       103,999           44,637           5,513
-----------------------------------------------------------------------------------
Select 25       2002       241,786             0           29,415          62,877
Fund            2001       301,879             0           36,226          60,759
                2000       323,864             0           38,864          56,873
-----------------------------------------------------------------------------------
Large Cap       2002        90,357             0            9,630          14,300
Growth Fund     2001        72,451        11,930            6,521           6,838
                2000        23,741             0            2,137             405
-----------------------------------------------------------------------------------
Technology      2002        67,443        44,990           54,804          18,145
Fund            2001        80,170        36,973           39,858          14,008
                2000        29,670         1,046           13,835           1,645
-----------------------------------------------------------------------------------
Mid Cap         2002     1,690,930             0           55,552         120,212
Growth Fund     2001     2,434,028             0                0               0
                2000     1,981,499             0                0               0
===================================================================================

SUB-ADVISERS

The  Investment  Manager  has entered  into a  sub-advisory  agreement  with The
Dreyfus  Corporation,  200 Park  Avenue,  New York,  New York 10166,  to provide investment  advisory  services  to  Large  Cap  Value  Fund.  Pursuant  to  this agreement,  Dreyfus  furnishes  investment  advisory  services,  supervises  and arranges for the purchase  and sale of  securities  on behalf of Large Cap Value
Fund and provides for the compilation  and maintenance of records  pertaining to such investment advisory services, subject to the control and supervision of the
Fund's Board of Directors and the Investment  Manager.  For such  services,  the
Investment  Manager  pays  Dreyfus an annual  fee equal to 0.25% of the  average daily  closing  value of the net assets of Large Cap Value  Fund,  computed on a daily  basis and paid  monthly.  Dreyfus  has  agreed to waive a portion  of its annual fee in an amount equal to 0.10% of the average daily closing value of the net assets of Large Cap Value Fund for the period beginning  January 2, 2002 and terminating  on the date when the total amount of $2,750,000 has been waived but in no event earlier than December 31, 2006. Dreyfus has agreed to this waiver in connection  with  repayment of an amount due SBL under an agreement  between SBL and Mellon Insurance Agency, Inc., an affiliate of Dreyfus.

Dreyfus  is  a  wholly-owned  subsidiary  of  Mellon  Bank,  N.A.,  which  is  a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon").  Mellon is a
global financial  services company  incorporated  under Pennsylvania law in 1971 and registered  under the Federal Bank Holding  Company Act of 1956, as amended.
Founded in 1947,  as of October 31, 2002,  Dreyfus  managed  approximately  $179 billion in over 202 mutual fund portfolios.

The Investment Manager has entered into a sub-advisory agreement with Mainstream
Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana
47150, to provide  investment  advisory services with regard to a portion of the total  assets  of the  Alpha  Opportunity  Fund.  Pursuant  to  this  agreement,
Mainstream furnishes  investment advisory services,  supervises and arranges for the  purchase and sale of  securities  on behalf of Alpha  Opportunity  Fund and provides for the  compilation  and  maintenance  of records  pertaining  to such investment  advisory  services,  subject to the control and  supervision  of the
Fund's Board of Directors and the Investment  Manager.  For such  services,  the
Investment  Manager pays  Mainstream an annual fee equal to 1.00% of the average daily closing  value of the net assets of that portion of the Alpha  Opportunity
Fund managed by Mainstream, computed on a daily basis and paid monthly.

Under  the  sub-advisory  agreement,  at the  end of  each  calendar  year,  the
Investment  Manager will pay  Mainstream a performance  fee equal to ten percent
(10%) of any  cumulative  gain earned during the calendar year allocable to that portion  of the  Fund  managed  by  Mainstream.  The  performance  fee  will  be calculated  as of the end of each  calendar  year (the first  calendar year will begin on the Fund's inception date and will end December 31, 2003).  "Cumulative gain" is the aggregate  amount by which net profits  credited to that portion of the portfolio during the calendar year exceeds the net losses of that portion of the portfolio.  Cumulative gain will be increased by any interest earned that is attributable  to  that  portion  of the  Fund's  portfolio  that is  managed  by
Mainstream;  will be reduced by the 1.00% advisory fee paid to  Mainstream;  and will be adjusted for transfers to and from the other  portion of the  portfolio, which is managed by the Investment Manager.

Cumulative gain will be reduced by any loss  carryforward  from a prior year for that portion of the Fund's portfolio managed by Mainstream.  "Loss carryforward"
will be the sum of all prior years' net losses  allocable to that portion of the
Fund and not  subsequently  offset by subsequent  years' gains allocable to that portion of the Fund. The  performance fee will be payable only if the applicable portion of the Fund's  portfolio  attains a new high so that a  performance  fee will not be  payable if the  Fund's  performance  falls  below  previous  highs.
Neither the Fund nor its shareholders have any obligation to pay the performance fee that is payable by the Investment Manager to Mainstream.

The Alpha Opportunity  Fund's assets are reallocated  between Mainstream and the
Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment  Manager cannot make allocation  decisions that favor the Investment Manager over Mainstream.  Since Mainstream  receives a performance fee which, if the performance of its assets under management were to be  quite  good,  could  exceed  the  management  fee  paid  by the  Fund to the
Investment  Manager (and from which  Mainstream's fees are paid), the Investment
Manager could limit the portion of the Fund's assets to be managed by Mainstream so as to ensure  that the  Investment  Manager  received  what it believed to be adequate compensation.  The process of rebalancing monthly avoids this potential conflict of interest for the Investment Manager.

The  performance  fee  arrangement  may give  Mainstream  the  incentive to make riskier or more speculative investments than might be the case in the absence of such performance-based fee.

Mainstream is a limited  liability  company  controlled by its members,  William
Jenkins and William  Gernert.  Mainstream,  which focuses on providing  advisory services to high net worth  individuals  and  institutional  investors,  manages approximately $130 million in assets.

The  Investment   Manager  has  entered  into  a  sub-advisory   agreement  with
OppenheimerFunds,  Inc.,  498 Seventh  Avenue,  New York,  NY 10018,  to provide investment  advisory  services to the Global Fund.  Pursuant to this  agreement,
Oppenheimer furnishes investment advisory,  statistical and research facilities, supervises  and arranges for the  purchase and sale of  securities  on behalf of
Global  Fund  and  provides  for the  compilation  and  maintenance  of  records pertaining  to such  investment  advisory  services,  subject to the control and supervision  of the Fund's Board of Directors and the  Investment  Manager.  For
such services,  the Investment Manager pays Oppenheimer an annual fee equal to a percentage  of the average  daily  closing  value of the  combined net assets of
Global Fund and another Fund managed by the Investment Manager, SBL Fund, Series
D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300  million,  plus 0.30% of such assets  over $300  million up to
$750 million and 0.25% of such assets over $750 million.

Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned  in  part  by  senior  officers  of  OppenheimerFunds  and  controlled  by
Massachusetts  Mutual Life  Insurance  Company.  Oppenheimer  has operated as an investment advisor since 1960. In addition, Oppenheimer and its subsidiaries and controlled  affiliates  managed  more than $120 billion in assets as of November
30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts.

The  Investment  Manager  has  entered  into a  sub-advisory  agreement  with RS
Investment Management, L.P., 388 Market Street, San Francisco,  California 94111
to provide  investment  advisory services to the Small Cap Growth Fund. For such services, the Investment Manager pays RS Investments, an annual fee based on the combined average net assets of Small Cap Growth Fund and another fund managed by the Investment Manager, SBL Fund, Series X, for which the Investment Manager has engaged RS Investments to provide advisory services.  The fee is equal to 0.55%%
of the  combined  average net assets up to $100  million,  0.50% of the combined average net assets above $150 million to $400 million, and 0.45% of the combined average net assets above $400 million.

The Investment  Manager has retained Deutsche Asset  Management,  Inc., 345 Park
Avenue,  New York, New York 10154, to provide  investment  advisory  services to
Enhanced Index Fund. Pursuant to the agreement,  Deutsche Asset Management, Inc.
furnishes investment advisory,  statistical and research facilities,  supervises and arranges for the purchase and sale of  securities  on behalf of the Fund and provides for the  compilation  and  maintenance  of records  pertaining  to such investment  advisory  services,  subject to the control and  supervision  of the
Fund's Board of Directors and the Investment Manager.  For the services provided to Enhanced Index Fund, the Investment  Manager pays Deutsche Asset  Management,
Inc. an annual fee equal to a percentage  of the average  daily closing value of the combined  net assets of Enhanced  Index Fund and another fund managed by the
Investment  Manager,  SBL Fund,  Series H, computed on a daily basis as follows:
0.20% of the  combined  average  daily net assets of $100  million or less;  and
0.15% of the  combined  average  daily net assets of more than $100  million but less than $300  million;  and 0.13% of the combined  average daily net assets of more than $300  million.  The  Investment  Manager also will pay Deutsche  Asset
Management,  Inc. the following  minimum fees with respect to the Enhanced Index
Fund:  (i) no minimum  fee in the first  year the  Enhanced  Index  Fund  begins operations;  (ii)  $100,000 in the Fund's second year of  operations;  and (iii)
$200,000 in the third and following years of the Fund's operations.

Deutsche  Asset  Management,  Inc. is an indirect  wholly  owned  subsidiary  of
Deutsche Bank AG ("Deutsche Bank"). Deutsche Asset Management, Inc. has provided asset  management  services  since 1953.  Deutsche Bank is split into 5 business divisions,  including Deutsche Asset Management, Inc., As of September 30, 2002,
in the U.S., Deutsche Asset Management, Inc. is responsible for $85.1 billion in client assets.

The Investment Manager has entered into a sub-advisory  agreement with Templeton
Investment  Counsel,  LLC, 500 East Broward Boulevard,  Ft. Lauderdale,  Florida
33394, to provide investment  advisory services to International  Fund. For such services,  the  Investment  Manager pays  Templeton,  an annual fee based on the combined  average net assets of  International  Fund and another fund managed by the Investment Manager, SBL Fund, Series I, for which the Investment Manager has engaged Templeton to provide advisory  services.  The fee is equal to 0.625%% of the  combined  average  net  assets up to $50  million,  0.465% of the  combined average net assets  above $50 million to $200  million,  0.375% of the  combined average net assets above $200 million to $500 million and 0.350% of the combined average net assets above $500 million.

The Investment Manager has engaged Wellington  Management Company, LLP, 75 State
Street, Boston, Massachusetts,  02109 to provide investment advisory services to the Technology Fund.

Wellington is a limited liability  partnership which traces its origins to 1928.
As of  September  2002,  it  managed  over $293  billion  in assets on behalf of investment companies, employee benefit plans, endowments,  foundations and other institutions.

For the services  provided to the Technology  Fund, the Investment  Manager pays
Wellington  an annual fee equal to 0.50% of the average  daily  closing value of the combined  net assets of  Technology  Fund and Series T of SBL Fund,  another fund managed by the Investment Manager.

The Sub-Advisory Agreement with each respective Sub-Adviser has been approved by the Board of Directors with respect to each Fund. In determining  whether it was appropriate  to  approve  the  Agreements,  the  Board  of  Directors  requested information,  provided  by  the  Investment  Manager,  that  it  believed  to be reasonably  necessary to reach its conclusion.  The Board of Directors carefully evaluated this  information and was advised by legal counsel with respect to its deliberations.  Based on its review of the  information  requested and provided, the Board of Directors  determined that each of the  Sub-Advisory  Agreements is consistent  with the best  interests  of each Fund to which it  applies  and its shareholders,  and enables each Fund to receive high quality  services at a cost that is  appropriate,  reasonable,  and in the best  interests  of the Funds and their  shareholders.  The Board of Directors  made these  determinations  on the basis of the following considerations, among others:

1.  The fees  payable  to each  Sub-Adviser  under its  respective  Sub-Advisory
    Agreement  are fair and  reasonable in light of the services to be provided, the  anticipated  costs  of these  services,  and the  comparability  of the proposed fee to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by each Sub-Adviser;

3.  The investment performance of the Funds;

4.  Comparison  of each Fund's  expense  ratios and those of similarly  situated mutual funds; and

5.  Any fall-out  benefits,  or indirect  profits to each Sub-Adviser from their relationship to the Fund (i.e., soft dollars).

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Sub-Advisory  Agreement  between the Investment  Manager and each respective
Sub-Adviser.

During the fiscal years ended September 30, 2002,  2001, and 2000 the Funds paid the following amounts to the Sub-Advisers for their services:

    ========================================================================
                                SUB-ADVISORY FEES        SUB-ADVISORY FEES
    FUND              YEAR     PAID TO SUB-ADVISER     WAIVED BY SUB-ADVISER
    ------------------------------------------------------------------------
    Large Cap         2002          $ 92,212                  $30,152
    Value Fund        2001           113,779                        0
                      2000                 0                        0
    ------------------------------------------------------------------------
    Global Fund       2002           286,175                        0
                      2001           280,735                        0
                      2000           261,680                        0
    ------------------------------------------------------------------------
    Small Cap         2002           117,345                        0
    Growth Fund       2001           180,950                        0
                      2000           205,532                        0
    ------------------------------------------------------------------------
    Enhanced          2002            78,746                        0
    Index Fund        2001            46,696                        0
                      2000            52,105                        0
    ------------------------------------------------------------------------
    International     2002            42,938                        0
    Fund              2001            52,889                        0
                      2000            62,139                        0
    ------------------------------------------------------------------------
    Technology        2002            33,928                        0
    Fund              2001            40,082                        0
                      2000            15,002                        0
    ========================================================================

         =============================================================
                                           TOTAL EXPENSE RATIO
                                    ----------------------------------
         FUND              YEAR     CLASS A     CLASS B     CLASS C(1)
         -------------------------------------------------------------
         Large Cap         2002      1.37%       2.27%        2.25%
         Value Fund        2001      1.32%       2.32%        2.33%
                           2000      1.27%       2.27%        2.28%
         -------------------------------------------------------------
         Equity Fund       2002      1.11%       2.02%        2.02%
                           2001      1.02%       2.02%        2.02%
                           2000      1.02%       2.02%        2.02%
         -------------------------------------------------------------
         Global Fund       2002      1.85%       2.28%        2.74%
                           2001      1.90%       2.39%        2.91%
                           2000      1.92%       2.29%        2.92%
         -------------------------------------------------------------
         Social            2002      1.66%       2.57%        2.57%
         Awareness         2001      1.43%       2.43%        2.45%
         Fund              2000      1.42%       2.43%        2.55%
         -------------------------------------------------------------
         Mid Cap           2002      1.45%       2.34%        2.35%
         Value Fund        2001      1.30%       2.30%        2.30%
                           2000      1.29%       2.32%        2.36%
         -------------------------------------------------------------
         Small Cap         2002      2.14%       2.90%        2.91%
         Growth Fund       2001      1.91%       2.67%        2.68%
                           2000      1.55%       2.44%        2.39%
         -------------------------------------------------------------
         Enhanced          2002      1.61%       2.35%        2.35%
         Index Fund        2001      1.42%       2.17%        2.17%
                           2000      1.44%       2.18%        2.15%
         -------------------------------------------------------------
         International     2002      2.50%       3.25%        3.25%
         Fund              2001      2.51%       3.25%        3.25%
                           2000      2.46%       3.26%        3.11%
         -------------------------------------------------------------
         Select 25         2002      1.46%       2.21%        2.21%
         Fund              2001      1.39%       2.14%        2.14%
                           2000      1.35%       2.11%        2.10%
         -------------------------------------------------------------
         Large Cap         2002      1.99%       2.82%        2.82%
         Growth Fund       2001      2.00%       2.75%        2.75%
                           2000      1.92%       2.68%        2.66%
         -------------------------------------------------------------
         Technology        2002      2.50%       3.25%        3.25%
         Fund              2001      2.26%       3.01%        3.01%
                           2000      2.28%       3.03%        3.03%
         -------------------------------------------------------------
         Mid Cap           2002      1.20%       2.11%        2.12%
         Growth Fund       2001      1.09%       2.09%        2.09%
                           2000      1.11%       2.11%        2.11%
         -------------------------------------------------------------
         1  Class C shares were initially  offered for sale on January
            29,  1999.  Percentage  amounts  for the period  have been annualized.
         =============================================================

CODE OF ETHICS

The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics")  which  governs  the  personal  securities transactions  of "access  persons"  of the Funds.  Access  persons may invest in securities,  including  securities  that may be  purchased or held by the Funds;
provided  that  they  obtain  prior  clearance  before  engaging  in  securities transactions,  or engage  only in  transactions  that do not  exceed  certain de minimis  amounts  as set forth in the Code of  Ethics.  Access  persons  include officers and directors of the Funds and  Investment  Manager and employees  that participate  in,  or  obtain  information  regarding,  the  purchase  or sale of
securities   by  the  Funds  or  whose  job   relates   to  the  making  of  any
recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Access persons will not be permitted to effect  transactions in a security above certain de minimis  amounts if it: (a) is being  considered for purchase or sale by the  Funds;  or (b) is  being  purchased  or  sold  by the  Funds.  Portfolio managers,  research  analysts and traders are also prohibited from purchasing or selling a security  within seven calendar days before or after a Fund that he or she manages trades in that security (the "blackout  period").  The exception for de minimis  transactions  is not  available  to such access  persons  during the blackout period. Any material violation of the Code of Ethics is reported to the
Board of the Funds.  The Board also  reviews the  administration  of the Code of
Ethics on an annual basis.  In addition,  each  Sub-Adviser  has adopted its own code of ethics to which the personal  securities  transactions  of its portfolio managers and other access  persons are subject.  The Code of Ethics is on public file with the SEC and is available from the Commission.

DISTRIBUTOR

The Distributor, a Kansas corporation and wholly-owned subsidiary of SBG, serves as the principal underwriter for shares of the Fund, Large Cap Value and Mid Cap
Growth Funds pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal  underwriter for Security Income Fund, Security Municipal
Bond Fund and SBL Fund.

The  Distributor  receives  a maximum  commission  on sales of Class A shares of
5.75% and allows a maximum  discount of 5% from the offering price to authorized dealers on the Fund shares sold.  The discount is the same for all dealers,  but the  Distributor  at its  discretion  may  increase  the  discount  for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

For the fiscal years ended  September 30, 2000,  2001 and 2002, the  Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions  on Class A  shares,  and  (iii)  received  contingent deferred  sales  charges  on  redemptions  of Class B and  Class C shares in the amounts set forth in the tables below.

       =================================================================
       GROSS UNDERWRITING COMMISSIONS
       -----------------------------------------------------------------
                                       2000          2001         2002
       -----------------------------------------------------------------
       Large Cap Value Fund         $   42,847     $ 38,381     $ 23,287
       Equity Fund                   1,258,870      728,119      460,957
       Global Fund                      73,749       60,470       21,338
       Social Awareness Fund           100,910       45,974       36,272
       Mid Cap Value Fund               85,281      122,636      238,897
       Small Cap Growth Fund            81,712       36,956       27,273
       Enhanced Index Fund              40,632       13,282       17,379
       International Fund               13,072        4,142        2,778
       Select 25 Fund                  300,739       51,860       41,542
       Large Cap Growth Fund(1)          7,277       13,287        5,503
       Technology Fund(1)               10,334       15,438        9,778
       Mid Cap Growth Fund             157,766      123,290      107,724
       -----------------------------------------------------------------
       1  For the period May 1, 2000 (date of  inception)  to  September
          30, 2000.
       =================================================================

       =================================================================
       NET UNDERWRITING COMMISSIONS
       -----------------------------------------------------------------
                                         2000        2001        2002
       -----------------------------------------------------------------
       Large Cap Value Fund            $ 2,728     $ 1,288     $    521
       Equity Fund                      32,889      17,220       15,021
       Global Fund                       2,506         628      (28,401)
       Social Awareness Fund             1,777         463        5,459
       Mid Cap Value Fund                2,131       1,900       63,968
       Small Cap Growth Fund             6,617         905        4,500
       Enhanced Index Fund               2,511       1,202        2,686
       International Fund                1,145         640          404
       Select 25 Fund                   16,845       1,512        5,893
       Large Cap Growth Fund(1)            233         588          769
       Technology Fund(1)                  453         863        1,185
       Mid Cap Growth Fund              10,148       7,637       (4,899)
       -----------------------------------------------------------------
       1  For the period May 1, 2000 (date of  inception)  to  September
          30, 2000.
       =================================================================

       =================================================================
       COMPENSATION ON REDEMPTIONS
       -----------------------------------------------------------------
                                        2000         2001         2002
       -----------------------------------------------------------------
       Large Cap Value Fund           $ 23,918     $ 13,056     $  7,959
       Equity Fund                     368,103      252,651      167,598
       Global Fund                      27,344       33,559       31,750
       Social Awareness Fund            15,950       18,511       25,973
       Mid Cap Value Fund               17,442       39,799       93,773
       Small Cap Growth Fund             5,246       10,570       11,802
       Enhanced Index Fund              22,639       21,853       11,542
       International Fund                  569        1,740        1,129
       Select 25 Fund                   43,327       32,777       39,195
       Large Cap Growth Fund(1)             12        4,383       10,790
       Technology Fund(1)                  243        2,747        1,640
       Mid Cap Growth Fund              17,901       39,883       67,207
       -----------------------------------------------------------------
       1  For the period May 1, 2000 (date of  inception)  to  September
          30, 2000.
       =================================================================

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of  securities,  provided that any such  transactions  and any  commissions shall comply with  requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker.

Each Fund's Distribution  Agreement is renewable annually either by its Board of
Directors  or by the vote of a majority  of the Fund's  outstanding  securities, and,  in either  event,  by a majority  of the board who are not  parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interests  of the  respective  Funds.  In reaching a judgment relative to the qualifications of a broker-dealer  ("broker") to obtain the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the  Investment  Manager or relevant  Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's
general  execution  and  operational  capabilities,   and  its  reliability  and
financial condition.  Subject to the foregoing considerations,  the execution of portfolio  transactions  may be  directed  to  brokers  who  furnish  investment
information  or  research  services  to  the  Investment   Manager  or  relevant
Sub-Adviser. Such investment information and research services include advice as to the value of  securities,  the  advisability  of investing in,  purchasing or selling securities, and the availability of securities and purchasers or sellers
of  securities,   and  furnishing   analyses  and  reports   concerning  issues,
industries,  securities,  economic  factors and trends,  portfolio  strategy and performance of accounts.  Such investment  information and research services may be furnished by brokers in many ways, including:  (1) on-line data base systems, the  equipment for which is provided by the broker,  that enable the  Investment
Manager to have real-time access to market  information,  including  quotations;
(2) economic research services, such as publications,  chart services and advice
from  economists  concerning  macroeconomic  information;   and  (3)  analytical
investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocable  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager or  Sub-Adviser  will have a conflict  of interest in making the allocation.  Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a  transaction  is  directed  to a broker  supplying  investment  services or research  information,  the transaction  charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission)  paid for such  transaction may be in excess of the  transaction  charges  another broker would have charged for effecting that transaction  provided that the Investment Manager or relevant
Sub-Adviser shall have determined in good faith that the transaction charges are reasonable  in  relation  to the  value  of the  investment  information  or the
research  services   provided,   viewed  in  terms  of  either  that  particular
transaction  or the  overall  responsibilities  of  the  Investment  Manager  or relevant  Sub-Adviser  with  respect to all  accounts  as to which it  exercises investment  discretion.  The Investment Manager or relevant  Sub-Adviser may use all,  none,  or some of such  information  and services in providing  investment advisory  services to each of the mutual funds under its  management,  including the Funds.  Portfolio  transactions,  may also be placed with the Distributor or with a Sub-Adviser's  affiliated  broker/dealer (including transactions in which the security is being underwritten by an affiliated broker/dealer) to the extent and in the manner permitted by applicable law.

In addition,  brokerage  transactions may be placed with broker-dealers who sell shares of the Funds  managed by the  Investment  Manager  and who may or may not also provide  investment  information  and  research  services.  The  Investment
Manager may, consistent with the NASD's Conduct Rules,  consider sales of shares of the Funds in the selection of a broker.

The Funds may also buy securities from, or sell securities to, dealers acting as principals  or market  makers.  Except as noted below,  the  Investment  Manager generally  will not  purchase  investment  information  or research  services in connection with such principal transactions. The Investment Manager and relevant
Sub-Adviser,  however, may purchase investment  information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges,  or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition,
the  Investment  Manager  and  relevant   Sub-Adviser  may  purchase  investment
information or research  services in connection with investments in underwritten fixed price  offerings  consistent with the so-called  "Papilisky"  rules of the
NASD.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Investment Manager and/or relevant  Sub-Adviser,  including other investment  companies.  In  addition,  SBL,  may  also  hold  some  of the  same securities as the Funds.  When  selecting  securities for purchase or sale for a
Fund, the  Investment  Manager may at the same time be purchasing or selling the same  securities  for  one or  more  of  such  other  accounts.  Subject  to the
Investment Manager's obligation to seek best execution,  such purchases or sales may be executed  simultaneously or "bunched." It is the policy of the Investment
Manager not to favor one  account  over the other.  Any  purchase or sale orders executed  simultaneously  (which may also include orders from SBL) are allocated at  the  average  price  and  as  nearly  as  practicable  on a pro  rata  basis
(transaction costs will also be shared on a pro rata basis) in proportion to the amounts  desired to be purchased  or sold by each  account.  In those  instances where it is not  practical  to  allocate  purchase  or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's  transaction,  it is believed that the procedure generally contributes to better overall execution of the Fund's  portfolio  transactions.  With respect to the  allocation of initial public offerings ("IPOs"),  the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients)
due to the  limited  number  of shares  typically  available  to the  Investment
Manager in an IPO.

The following  table sets forth the brokerage  fees paid by the Funds during the last three fiscal years and certain other information:

==========================================================================================
                                                 FUND
                                              BROKERAGE       FUND TRANSACTIONS DIRECTED
                                             COMMISSIONS      TO AND COMMISSIONS PAID TO
                                               PAID TO          BROKER-DEALERS WHO ALSO
                               FUND TOTAL      SECURITY           PERFORMED SERVICES
                                BROKERAGE    DISTRIBUTORS,   -----------------------------
                               COMMISSIONS    INC., THE                         BROKERAGE
FUND                 YEAR         PAID       UNDERWRITER     TRANSACTIONS      COMMISSIONS
------------------------------------------------------------------------------------------
Security Large       2002      $  157,818         $0         $  2,973,806      $  4,395
Cap Value Fund       2001         271,911          0           59,611,468        72,351
                     2000         285,101          0           71,612,604       123,228
------------------------------------------------------------------------------------------
Security Equity      2002         729,778          0          138,735,540       307,170
Fund - Equity Fund   2001         433,627          0          106,136,839        83,875
                     2000       1,178,755          0          261,455,213       315,992
------------------------------------------------------------------------------------------
Security Equity      2002         128,325                         722,153         3,866
Fund - Global Fund   2001         112,850          0                  ---(2)        ---(2)
                     2000         197,126          0           17,492,348        44,752
------------------------------------------------------------------------------------------
Security Equity      2002           5,583                         468,955           454
Fund - Social        2001           7,318          0                    0             0
Awareness Fund       2000          17,498          0            2,692,332         2,798
------------------------------------------------------------------------------------------
Security Equity      2002         438,263                      27,807,722        74,165
Fund - Mid Cap       2001         203,466          0           11,764,066        34,635
Value Fund           2000         139,613          0            5,302,746        24,225
------------------------------------------------------------------------------------------
Security Equity      2002         206,015                      10,170,610         5,416
Fund - Small Cap     2001         173,677          0           22,713,111        12,472
Growth Fund          2000         169,092          0                    0             0
------------------------------------------------------------------------------------------
Security Equity      2002          22,658          0                    0             0
Fund - Enhanced      2001           9,937          0               31,446            54
Index Fund           2000          21,591          0                    0             0
------------------------------------------------------------------------------------------
Security             2002          49,189          0                    0             0
Equity Fund -        2001          56,711          0            1,860,748         2,749
International Fund   2000          53,222          0                    0             0
------------------------------------------------------------------------------------------
Security Equity      2002          28,991          0            3,700,286         4,908
Fund - Select 25     2001          23,744          0                    0             0
Fund                 2000          55,992          0           47,124,399        44,726
------------------------------------------------------------------------------------------
Security Equity      2002          18,399          0            7,713,514        12,977
Fund - Large Cap     2001           3,328          0            3,375,993         3,328
Growth Fund          2000(1)        3,521          0              145,108           132
------------------------------------------------------------------------------------------
Security Equity      2002          37,296          0            9,946,308         4,203
Fund - Technology    2001          26,656          0            1,870,579         2,056
Fund                 2000(1)        5,306          0              689,530           385
------------------------------------------------------------------------------------------
Security Mid Cap     2002         478,803          0           42,979,292       145,323
Growth Fund          2001         290,150          0           13,534,781        43,082
                     2000         262,807          0           18,345,008        68,651
------------------------------------------------------------------------------------------
1  Large Cap  Growth  and  Technology  Funds are based on the  period May 1, 2000 (date of inception) to September 30, 2000.
2  These figures are not available.
==========================================================================================

BROKERAGE ENHANCEMENT PLAN

The Boards of Directors of the Funds, including all of the Directors who are not
"interested  persons" (as defined in the 1940 Act) of the Funds,  the Investment
Manager or the Distributor  (referred to as the  "Independent  Directors"),  and each Fund's (or Series thereof, as applicable), shareholders have voted pursuant to the  provisions  of Rule  12b-1  under  the  1940  Act to  adopt a  Brokerage
Enhancement  Plan (the "Plan") for the purpose of utilizing the Funds' brokerage commissions,  to the extent  available,  to promote the sale and distribution of the Funds' shares. However, to date, none of the Funds has implemented the Plan.

Under the Plan, the Distributor,  on behalf of the Funds is authorized to direct the Investment  Manager or a Sub-Adviser  to effect  brokerage  transactions  in
portfolio  securities  through  certain  broker-dealers,   consistent  with  the
obligation to achieve best price and execution. These broker-dealers have agreed either (i) to pay a portion of their  commission  from the  purchase and sale of
securities  to  the  Distributor  or  other  introducing   brokers   ("Brokerage
Payments") that provide distribution activities, or (ii) or to provide brokerage credits,  benefits  or  other  services  ("Brokerage  Credits")  to be used  for distribution  activities  in  addition  to  the  execution  of  the  trade.  The
Distributor  will use a part of the  Brokerage  Payments  to  defray  legal  and administrative  costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage
Credits  generated  will  be  used  by the  Distributor  to  finance  activities principally  intended  to  result  in the  sale  of  the  Funds'  shares.  These activities will include, but are not limited to:

o  holding or participating in seminars and sales meetings promoting the sale of the Funds' shares

o  paying  marketing  fees  requested by  broker-dealers  who sell shares of the
   Funds

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Funds' shares.

The  Distributor  is obligated to use all amounts  generated  under the Plan for distribution  expenses,  except  for a small  amount  to be used to  defray  the incidental  costs  associated  with  implementation  of the  Plan.  The Plan may indirectly  benefit the Distributor in that amounts  expended under the Plan may help defray, in whole or in part,  distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The  Plan  provides  (i)  that it will be  subject  to  annual  approval  by the
Directors and the Independent Directors;  (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the  payments;  and (iii) that the Plan may be terminated at any time by the vote of a  majority  of the  Independent  Directors.  The Plan may not be
amended to increase  materially the amount to be spent for distribution  without shareholder  approval,  and all material Plan  amendments  must be approved by a vote of the Independent Directors.  In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

HOW NET ASSET VALUE IS DETERMINED

The per share NAV of each Fund is  determined by dividing the total value of its securities  and other assets,  less  liabilities,  by the total number of shares outstanding.  The public offering price for each Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed  once daily as of the close of regular  trading  hours on the
NYSE  (normally  3:00 p.m.  Central  time) on each day the  Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance  of federal  holidays:  New Year's Day,  Martin
Luther King, Jr. Day, President's Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering  price  determined at the close of business on the NYSE on each day on which the Exchange is open will be  applicable to all orders for the purchase of Fund  shares  received  by the  dealer  prior to such close of  business  and transmitted to the Funds prior to the close of their business day (normally 5:00
p.m.  Central time unless the NYSE closes early).  Orders accepted by the dealer after the close of business of the NYSE or on a day when the NYSE is closed will be filled  on the  basis of the  offering  price  determined  as of the close of business  of the  NYSE on the next  day on  which  the  NYSE is open.  It is the responsibility of the dealer to promptly transmit orders to the Funds.

In  determining  NAV,  securities  listed  or traded  on a  national  securities exchange  are valued on the basis of the last sale price.  If there are no sales on a particular day, then the securities  shall be valued at the last bid price.
All other securities for which market quotations are available are valued on the basis of the last  current  bid price.  If there is no bid price,  or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Investment
Manager, then the securities shall be valued in good faith by such method as the
Board of Directors determines will reflect their fair market value.

In addition,  if between the time trading ends on a particular  security and the close of trading on the NYSE,  events occur that materially  affect the value of the  security,  the Funds may value the security at its fair value as determined in good faith by the Investment  Manager under procedures  approved by the Board of Directors.  In such a case, the Fund's NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

Because  the  expenses  of  distribution  are borne by Class A shares  through a front-end  sales  charge  and by Class B and Class C shares  through  an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting  in  different  NAVs.  The NAV of  Class B and  Class  C  shares  will generally  be  lower  than  the  NAV  of  Class  A  shares  as a  result  of the distribution fee charged to Class B and Class C shares. It is expected, however, that the NAV per share will tend to  converge  immediately  after the payment of dividends  which  will  differ  in  amount  for  Class  A,  B  and C  shares  by approximately the amount of the different  distribution expenses attributable to
Class A, B and C shares.

HOW TO REDEEM SHARES

Shareholders  may turn in their shares  directly to the  Investment  Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio  securities  at the time of  redemption).
The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable  contingent deferred sales charge.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements.  A signature guarantee is not required for redemptions of $25,000 or less,  requested by and payable to all shareholders of record  for an  account,  to be sent to the  address of  record.  The  signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union,  national securities exchange or savings association.  The
Investment Manager reserves the right to reject any signature guarantee pursuant to its written  procedures which may be revised in the future. To avoid delay in redemption  or  transfer,  shareholders  having  questions  should  contact  the
Investment Manager.

The Articles of  Incorporation of Security Equity Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at NAV all shares in any  shareholder  account in which there has been no investment  (other than the  reinvestment  of income  dividends or capital gains distributions)  for the last six  months  and in which  there are fewer  than 25 shares  or such  fewer  number of  shares  as may be  specified  by the Board of
Directors.  Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best  interests of the Fund or is
necessary  to  reduce   disproportionately   burdensome  expenses  in  servicing
shareholder  accounts.  Such plan shall further  provide that prior notice of at least six months shall be given to a shareholder before involuntary  redemption, and that the  shareholder  will  have at least six  months  from the date of the notice to avoid  redemption  by  increasing  his or her  account to at least the minimum number of shares  established in the Articles of Incorporation,  or such fewer shares as are specified in the plan.

When  investing in the Funds,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge,  for shares  redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading  on the NYSE is  restricted  or such  Exchange  is closed for other than weekends or holidays,  or any  emergency  is deemed to exist by the SEC.  When a redemption  request is received,  the  redemption  proceeds are deposited into a redemption  account  established by the Distributor and the Distributor  sends a check in the amount of redemption  proceeds to the shareholder.  The Distributor earns interest on the amounts maintained in the redemption account.  Conversely, the  Distributor  causes  payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Funds repurchase shares from  broker-dealers  at the price determined as of the close of business on the day such offer is confirmed.  The Distributor has been authorized,  as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (e.g.,  cash or certified  check on a U.S. bank) has been collected for the purchase of such shares.

The Funds intend to pay  redemption  proceeds in cash.  However,  under  unusual conditions  that make  payment in cash  unwise  (and for the  protection  of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption  proceeds in liquid securities with a market value equal to the redemption price  ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio  securities of the Funds,  it would be the  responsibility  of the  shareholder  to dispose of the  securities.  The shareholder  would be at risk that the  value of the  securities  would  decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE  REDEMPTIONS  -- A  shareholder  may redeem  uncertificated  shares in amounts  up to  $25,000 by  telephone  request,  provided  the  shareholder  has completed the Telephone  Redemption  section of the  application  or a Telephone
Redemption form which may be obtained from the Investment Manager.  The proceeds of a telephone  redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written  authorization with a signature  guarantee.  Once  authorization  has been received by the  Investment
Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on  weekdays  (except  holidays)  between  the hours of 7:00 a.m.  and 6:00 p.m.
Central time.  Redemption  requests received by telephone after the close of the
NYSE  (normally  3:00 p.m.  Central  time) will be treated as if received on the next business day. Telephone  redemptions are not accepted for IRA and 403(b)(7)
accounts.  A shareholder  who authorizes  telephone  redemptions  authorizes the
Investment  Manager  to act  upon the  instructions  of any  person  identifying themselves  as the owner of the account or the owner's  broker.  The  Investment
Manager has established procedures to confirm that instructions  communicated by telephone  are  genuine  and may be liable for any losses due to  fraudulent  or unauthorized  instructions  if it  fails to  comply  with  its  procedures.  The
Investment  Manager's procedures require that any person requesting a redemption by  telephone  provide the  account  registration  and  number,  the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost  or  expense  arising  out of any  redemption  request  provided  that  the
Investment  Manager  complied  with its  procedures.  Thus,  a  shareholder  who authorizes telephone  redemptions may bear the risk of loss from a fraudulent or unauthorized  request.  The  telephone  redemption  privilege  may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares."

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of another of the
Funds  or  for  shares  of  certain  other  mutual  funds,   including  Security
Diversified Income, High Yield, and Municipal Bond Funds.  Shareholders who hold their shares in a tax-qualified  retirement plan may also exchange shares of the
Funds for shares of Security  Capital  Preservation  Fund,  but may not exchange into Security  Municipal Bond Fund.  Shareholders may also exchange their shares of the Funds for  shares of  Security  Cash Fund,  provided  that  exchanges  to
Security Cash Fund are not available to shareholders who have purchased  through the following custodial accounts of the Investment Manager:  403(b)(7) accounts,
SEP accounts and SIMPLE plans.  Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A, Class B and Class C shares of the Funds may be  exchanged  for Class A,
Class B and Class C shares,  respectively,  of another of the available funds or for shares of Security Cash Fund, a money market fund that offers a single class of shares.  No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares,  except  that a  shareholder  may  exchange  Class C shares for shares of Security Cash Fund.  Any  contingent  deferred sales charge applicable  to such  Class A,  Class B or Class C shares  will be  imposed  upon redemption and calculated from the date of the initial  purchase  without regard to the time such  shares  were held in  Security  Cash Fund.  Such  transactions generally have the same tax  consequences  as ordinary  sales and purchases.  No service fee is  presently  imposed on such an  exchange.  They are not  tax-free exchanges.

Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization  form  and  (if  issued)  share  certificates  in good  order  for transfer. If the shareholder is a corporation,  partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and  guaranteed  signature,  will be  required.  (See "How to Redeem
Shares.")

This privilege may be changed or  discontinued  at any time at the discretion of the  management  of the  Funds  upon 60  days'  notice  to  shareholders.  It is contemplated,  however,  that the  privilege  will be extended in the absence of objection by regulatory  authorities and provided shares of the respective funds are  available  and  may be  legally  sold  in the  jurisdiction  in  which  the shareholder  resides. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

EXCHANGE BY TELEPHONE -- To exchange  shares by telephone,  a  shareholder  must have completed  either the Telephone  Exchange  section of the  application or a
Telephone Transfer  Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the Funds at (800) 888-2461,  on weekdays (except holidays) between the hours of
7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the NYSE (normally 3:00 p.m.  Central time) will be treated as if received on the next  business  day.  Shares which are held in  certificate  form may not be exchanged by telephone.

The  telephone  exchange  privilege  is only  permitted  between  accounts  with identical  registrations.  The Investment Manager has established  procedures to confirm  that  instructions  communicated  by  telephone  are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures.  The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account  registration and number, the tax identification number, the dollar amount or number of shares to be exchanged,  and the names of the Security  Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line.  Neither the Funds,  the Investment  Manager nor the  Distributor  will be liable for any loss,  liability,  cost or expense  arising  out of any  request, including any fraudulent  request provided the Investment  Manager complied with its procedures.  Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a  fraudulent  or  unauthorized  request.  This telephone  exchange  privilege may be changed or discontinued at any time at the discretion of the  management  of the Funds.  In  particular,  the Funds may set limits on the amount and  frequency of such  exchanges,  in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay  dividends  from net  investment  income as from time to time  declared by the Board of  Directors,  and to  distribute  realized capital  gains  (if any) in  excess  of any  capital  losses  and  capital  loss carryovers,  at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge,  while Class B and Class C shares of the Funds bear such costs through a higher  distribution fee,  expenses  attributable to Class B and Class C shares, generally,  will be higher  and as a result,  income  distributions  paid by the
Funds with  respect to Class B and Class C shares  generally  will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets  rather than on the principle of supply and demand,  any  distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid.  All such dividends and  distributions  are  automatically  reinvested on the payable date in shares of the Funds at NAV as of the record  date  (reduced by an amount equal to the amount of the  dividend  or  distribution),  unless the  Investment
Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends  or  distributions  be directly  deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or  distributions paid with  respect to Class A shares  may,  at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The following  summarizes  certain federal income tax  considerations  generally affecting  the Funds and their  shareholders.  No  attempt  is made to present a detailed  explanation  of the tax treatment of the Funds or their  shareholders, and  the  discussion  here is not  intended  as a  substitute  for  careful  tax planning.  The  discussion  is based upon present  provisions  of the Code,  the regulations  promulgated  thereunder,  and  judicial and  administrative  ruling
authorities,   all  of  which  are  subject  to  change,  which  change  may  be retroactive.  Prospective  investors  should consult their own tax advisors with regard  to  the  federal  tax  consequences  of  the  purchase,  ownership,  and disposition of Fund shares,  as well as the tax  consequences  arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate  stockholder's dividends received deduction to the extent the relevant Fund designates the amount distributed as a qualified dividend.  The aggregate  amount  designated  as a qualified  dividend by a Fund cannot  exceed the  aggregate  amount of  dividends  received  by such Fund from domestic  corporations  for the taxable year. The corporate  dividends  received deduction  will be limited if the shares with respect to which the dividends are received are treated as  debt-financed or are deemed to have been held less than
46 days. In addition, a corporate stockholder must hold Fund shares for at least
46 days to be eligible to claim the dividends received deduction.  All dividends from net  investment  income,  together with  distributions  of any realized net short-term  capital gains,  whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized  and  distributed  by the  Funds  or  reinvested  in Fund  shares  will generally be taxable to  shareholders  as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will  be  subject  to  these  capital  gains  rates  regardless  of  how  long a shareholder  has held Fund  shares.  Advice as to the tax status of each  year's dividends  and  distributions  will be mailed  annually.  A  purchase  of shares shortly before payment of a dividend or distribution is disadvantageous  because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the  shares by the amount of the  dividends  or  distributions.  In addition,  all or a portion of such  dividends  or  distributions  (although  in effect a return of capital) may be taxable.

Each Fund intends to qualify  annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a  regulated  investment  company,  each Fund  must,  among  other things:  (i) derive in each  taxable  year at least 90% of its gross income from dividends,  interest,  payments with respect to certain  securities  loans,  and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash,  cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

Certain  requirements  relating  to the  qualification  of a Fund as a regulated investment  company  may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities  transactions.  In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign  investments  or due to the holding of illiquid  securities,  the Fund's ability to qualify as a regulated investment company might be affected.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Fund  intends to  distribute  to its  shareholders,  at least  annually,  all or substantially  all of its investment  company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the  Fund,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid  application of the excise tax, each Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A  distribution  is treated as paid on December 31 of the calendar year if it is declared  by a Fund in October,  November or December of that year to  shareholders of record on a date in such a month and paid by the Fund during
January of the  following  calendar  year.  Such  distributions  are  taxable to shareholders  in the  calendar  year in which the  distributions  are  declared, rather than the calendar year in which the distributions are received.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation  of capital,  a Fund was unable to  distribute an amount equal  to  substantially  all of  its  investment  company  taxable  income  (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable  federal income tax treatment  afforded  regulated investment companies,  or, even if it did so qualify, it might become liable for federal taxes on  undistributed  income.  In addition,  the ability of a Fund to obtain  timely  and  accurate  information  relating  to  its  investments  is a significant  factor in complying with the  requirements  applicable to regulated investment  companies in making tax-related  computations.  Thus, if a Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company,  or its tax  computations  might be subject to revisions  (which could result in the  imposition of taxes,  interest and penalties).

Generally,  gain  or  loss  realized  upon  the  sale or  redemption  of  shares
(including  the  exchange of shares for shares of another  fund) will be capital gain or loss if the shares are capital assets in the  shareholder's  hands,  and will be taxable to  shareholders  as long-term  capital  gains if the shares had been held for more than one year at the time of sale or redemption.  Net capital gains on shares held for less than one year will be taxable to  shareholders  as ordinary income.  Investors should be aware that any loss realized upon the sale or  redemption  of  shares  held for six  months or less  will be  treated  as a long-term  capital loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with  respect to such shares.  In  addition,  any loss realized on a sale or exchange  of shares will be  disallowed  to the extent the shares  disposed of are replaced  within a period of 61 days,  beginning 30 days before and ending 30 days after the date the  shares are  disposed  of,  such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of the Funds may not be taken  into  account in  determining  the gain or loss on the disposition of those shares. This rule applies in circumstances when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

The  Funds  are  required  by  law to  withhold  30% of  taxable  dividends  and distributions  to  shareholders  who  do  not  furnish  their  correct  taxpayer identification  numbers,  or are  otherwise  subject to the  backup  withholding provisions of the Code.

Each Series of Security  Equity Fund will be treated  separately in  determining the amounts of income and capital gains  distributions.  For this purpose,  each
Fund will reflect only the income and gains, net of losses of that Fund.

PASSIVE FOREIGN  INVESTMENT  COMPANIES -- Some of the Funds may invest in stocks of foreign  companies  that are  classified  under the Code as  passive  foreign investment companies ("PFICs"). In general, a foreign company is classified as a
PFIC if at least one half of its assets  constitutes  investment-type  assets or
75% or more of its gross income is investment-type income. Under the PFIC rules, an  "excess  distribution"  received  with  respect  to PFIC stock is treated as having been  realized  ratably over a period during which the Fund held the PFIC stock.  The Fund  itself will be subject to tax on the  portion,  if any, of the excess  distribution  that is  allocated to the Fund's  holding  period in prior taxable  years (an  interest  factor will be added to the tax, as if the tax had actually  been  payable  in such  prior  taxable  years)  even  though  the Fund distributes  the  corresponding  income to  shareholders.  Excess  distributions include  any gain from the sale of PFIC stock as well as  certain  distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect  alternative  tax  treatment  with  respect  to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross  income its share of the  earnings of a PFIC on a current basis,  regardless of whether any  distributions  are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions,  would not apply. In addition,  another election may be  available  that would  involve  marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates  prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would  be  eliminated,  but  a  Fund  could,  in  limited  circumstances,  incur nondeductible  interest  charges.  A Fund's  intention to qualify  annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the  application of the PFIC rules may affect,  among other things,  the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain  income  from  PFIC  stock,  the  amount  that  must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased  substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and  forward  contracts  in which a Fund may  invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts  held by a Fund at the end of each taxable year (and at certain  other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by  a  Fund  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character  of gains (or losses)  realized by a Fund.  In  addition,  losses realized  by a Fund on  positions  that are part of a straddle  may be  deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements  and other  financial  contracts  to a Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Fund which is taxed as ordinary  income when  distributed  to shareholders.

A Fund may make one or more of the elections  available under the Code which are applicable  to  straddles.  If a Fund makes any of the  elections,  the  amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Funds intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements  applicable to a Fund's qualification as a regulated investment company  may  limit  the  extent  to  which a Fund  will be  able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated  redemption  price  of such  debt  security,  the  excess  of the  stated
redemption price over the purchase amount is "market discount." If the amount of market  discount  is more than a DE MINIMIS  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income.
In general,  the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously  taken into account) or (ii) the amount of the  principal  payment with respect to such period.  Generally,  market  discount  accrues on a daily basis for each day the debt  security is held by a Fund at a constant  rate over the time  remaining to the debt  security's  maturity  or, at the  election of the Fund,  at a constant yield to  maturity  which  takes into  account the  semi-annual  compounding  of interest.  Gain realized on the disposition of a market discount obligation must be  recognized as ordinary  interest  income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities  acquired by the Funds may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore,  such  income  would  be  subject  to the  distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Funds at a discount  that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE  SALES -- Recently enacted rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding  substantially  identical  property,  the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the  constructive  sale.  The character of gain from a constructive  sale would depend upon the Fund's holding period in the property.  Loss from a constructive  sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN  TAXATION  -- Income  received by a Fund from  sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Fund's  shareholders.  So long as a Fund  qualifies  as a  regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of such  Fund's  assets at the close of the  taxable  year  consists of securities of foreign  corporations,  the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations  in  exchange  rates which  occur  between the time a Fund  accrues income or other receivables or accrues expenses or other liabilities denominated in a  foreign  currency  and  the  time  that  a  Fund  actually  collects  such receivables or pays such  liabilities,  generally are treated as ordinary income or ordinary loss. Similarly,  on disposition of debt securities denominated in a foreign  currency  and on  disposition  of certain  futures  contracts,  forward contracts and options, gains or losses attributable to fluctuations in the value of foreign  currency between the date of acquisition of the security or contract and the date of  disposition  also are treated as ordinary  gain or loss.  These gains or losses,  referred to under the Code as  "Section  988" gains or losses, may  increase  or decrease  the amount of a Fund's  investment  company  taxable income to be distributed to its shareholders as ordinary income.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Fund.  Distributions may also be subject to additional state,  local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Fund's contacts with a state or local  jurisdiction,  the
Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable  law as doing  business in, or as having  income  derived  from,  the jurisdiction.  Shareholders  are advised to consult  their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The  Articles  of  Incorporation  of each Fund  provide  for the  issuance of an indefinite  number of shares of common  stock in one or more  classes or series.
Security  Equity  Fund has  authorized  capital  stock of $0.25  par  value  and currently  issues its shares in eleven series,  Equity Fund,  Alpha  Opportunity
Fund,  Global Fund,  Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth
Fund, Enhanced Index Fund,  International Fund, Select 25 Fund, Large Cap Growth
Fund and  Technology  Fund.  The shares of each series of  Security  Equity Fund represent  a pro rata  beneficial  interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Large
Cap Value and Mid Cap  Growth  Funds have not  issued  shares in any  additional series at the present  time.  Large Cap Value and Mid Cap Growth Funds each have authorized capital stock of $1.00 par value and $0.50 par value, respectively.

Each of the Funds  currently  issues three  classes of shares which  participate proportionately  based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the  distribution of each class of shares or other expenses that the Board of
Directors may designate as class expenses from time to time, are borne solely by each class;  (ii) each class of shares has exclusive  voting rights with respect to any Distribution Plan adopted for that class;  (iii) each class has different exchange  privileges;  and (iv) each  class has a  different  designation.  When issued and paid for,  the shares  will be fully paid and  non-assessable  by the
Funds.  Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares
are   transferable,   redeemable  and  assignable  and  have  cumulative  voting privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the series of Security  Equity Fund,  Equity Fund,  Alpha  Opportunity  Fund,  Global Fund,
Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index
Fund,  International  Fund, Select 25 Fund, Large Cap Growth Fund and Technology
Fund, vote together, with each share having one vote. On other matters affecting a particular Fund, such as the investment  advisory  contract or the fundamental policies,  only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of  shareholders  and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders.  Such a meeting will be called at the written request of 10% of the outstanding shares of Security Large
Cap Value Fund, Security Equity Fund or Security Mid Cap Growth Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston,  Massachusetts 02110,
currently acts as custodian for the portfolio  securities of Alpha  Opportunity,
Large Cap Growth,  Technology,  Global and International Funds,  including those held by foreign  banks and  foreign  securities  depositories  which  qualify as eligible foreign custodians under the rules adopted by the SEC.

Banc of America  Securities,  LLC, 9 West 57th Street, New York, New York 10019,
also  currently  acts as custodian  for the  portfolio  securities  of the Alpha
Opportunity Fund,  including those held by foreign banks and foreign  securities depositories  which  qualify  as  eligible  foreign  custodians  under the rules adopted by the SEC.

UMB Bank,  N.A.,  928 Grand Avenue,  Kansas City,  Missouri  64106,  acts as the custodian  for the portfolio  securities  of Large Cap Value Fund,  Equity Fund,
Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index
Fund, Select 25 Fund and Mid Cap Growth Fund. Security  Management Company,  LLC
acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, One Kansas City Place,  1200 Main Street,  Kansas
City, Missouri  64105-2143,  has been selected by each Fund's Board of Directors to serve as the Funds'  independent  auditors,  and as such,  will  perform  the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

Quotations  of average  annual  total  return will be  expressed in terms of the average annual  compounded  rate of return of a  hypothetical  investment in the
Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical  $1,000  payment made at the beginning of the period).  All total return  figures will reflect the deduction of the maximum  initial sales load of
5.75%  in the  case of  quotations  of  performance  of  Class A  shares  or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance  of Class B and  Class C  shares  and a  proportional  share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

For the 1-, 5- and 10-year  periods ended  September 30, 2002 the average annual total return for each Fund  (excluding  Alpha  Opportunity  Series as it was not available until February of 2003) was the following:

     =====================================================================
                                                 1 YEAR
                               -------------------------------------------
                               CLASS A         CLASS B         CLASS C
     ---------------------------------------------------------------------
     Large Cap Value Fund      (25.11)%        (25.17)%        (22.00)%
     Equity Fund               (24.59)%        (24.78)%        (21.57)%
     Global Fund               (18.96)%        (18.64)%        (15.59)%
     Social Awareness Fund     (22.57)%        (22.65)%        (19.38)%
     Mid Cap Value Fund        (10.36)%        (10.58)%         (6.73)%
     Small Cap Growth Fund     (24.23)%        (24.26)%        (20.95)%
     Enhanced Index Fund       (26.06)%        (26.25)%        (23.11)%
     International Fund        (24.14)%        (24.17)%        (20.92)%
     Select 25 Fund            (18.91)%        (18.79)%        (15.45)%
     Large Cap Growth Fund     (27.79)%        (27.79)%        (24.54)%
     Technology Fund           (34.53)%        (34.36)%        (31.60)%
     Mid Cap Growth Fund       (21.46)%        (21.48)%        (18.12)%
     =====================================================================

     =====================================================================
                                                 5 YEARS
                               -------------------------------------------
                               CLASS A         CLASS B         CLASS C
     ---------------------------------------------------------------------
     Large Cap Value Fund       (9.64)%         (9.87)%        (11.98)%(2)
     Equity Fund                (5.58)%         (5.79)%        (13.61)%(2)
     Global Fund                 1.27%           1.46%          (0.62)%(2)
     Social Awareness Fund      (4.13)%         (4.41)%        (13.00)%(2)
     Mid Cap Value Fund          8.06%           7.95%           7.51%(2)
     Small Cap Growth Fund      (3.78)%(1)      (4.00)%(1)      (7.23)%(2)
     Enhanced Index Fund       (12.78)%(2)     (12.82)%(2)     (12.06)%(2)
     International Fund        (15.33)%(2)     (15.29)%(2)     (14.50)%(2)
     Select 25 Fund            (12.42)%(2)     (12.33)%(2)     (11.52)%(2)
     Large Cap Growth Fund     (29.21)%(3)     (29.01)%(3)     (27.98)%(3)
     Technology Fund           (46.18)%(3)     (46.40)%(3)     (45.73)%(3)
     Mid Cap Growth Fund         2.09%           1.92%          (1.04)%(2)
     ---------------------------------------------------------------------
     1  From October 15, 1997 (date of inception) to September 30, 2002
     2  From January 29, 1999 (date of inception) to September 30, 2002
     3  From May 1, 2000 (date of inception) to September 30, 2002
     =====================================================================

     =====================================================================
                                                 10 YEARS
                                ------------------------------------------
                                CLASS A         CLASS B         CLASS C
     ---------------------------------------------------------------------
     Large Cap Value Fund        2.36%           0.79%(1)        ---
     Equity Fund                 7.11%           5.16%(1)        ---
     Global Fund                 5.89%(2)        5.87%(1)        ---
     Social Awareness Fund      (0.41)%(3)      (0.47)%(3)       ---
     Mid Cap Value Fund         12.68%(4)       12.79%(4)        ---
     Small Cap Growth Fund       ---             ---             ---
     Enhanced Index Fund         ---             ---             ---
     International Fund          ---             ---             ---
     Select 25 Fund              ---             ---             ---
     Large Cap Growth Fund       ---             ---             ---
     Technology Fund             ---             ---             ---
     Mid Cap Growth Fund         8.74%           6.52%(1)        ---
     ---------------------------------------------------------------------
     1  From October 19, 1993 (date of inception) to September 30, 2002
     2  From October 1, 1993 (date of inception) to September 30, 2002
     3  From November 1, 1996 (date of inception) to September 30, 2002
     4  From May 1, 1997 (date of inception) to September 30, 2002
     =====================================================================

Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions  are  reinvested  when  paid.  The Funds  may,  from time to time, include  quotations of aggregate  total return that do not reflect  deduction of the sales load. The sales load, if reflected, would reduce the total return.

The  aggregate  total  return  on an  investment  for each  Fund  calculated  as described above was as indicated in the  accompanying  table.  Unless  otherwise noted,  the total return numbers are for the ten-year period ended September 30,
2002.

     =====================================================================
                                CLASS A         CLASS B         CLASS C
     ---------------------------------------------------------------------
     Large Cap Value Fund       33.92%           6.27%(1)      (37.39)%(6)
     Equity Fund               110.97%          55.56%(1)      (41.56)%(6)
     Global Fund                77.55%(2)       66.27%(1)       (2.25)%(6)
     Social Awareness Fund       3.57%(3)       (2.78)%(3)     (40.04)%(6)
     Mid Cap Value Fund        102.63%(4)       92.01%(4)       30.45%(6)
     Small Cap Growth Fund     (12.37)%(5)     (16.68)%(5)     (24.09)%(6)
     Enhanced Index Fund       (35.79)%(6)     (37.71)%(6)     (37.61)%(6)
     International Fund        (45.72)%(6)     (43.94)%(6)     (43.74)%(6)
     Select 25 Fund            (34.80)%(6)     (36.40)%(6)     (36.20)%(6)
     Large Cap Growth Fund     (54.00)%(7)     (55.00)%(7)     (32.34)%(7)
     Technology Fund           (76.30)%(7)     (77.20)%(7)     (77.20)%(7)
     Mid Cap Growth Fund       145.42%          74.81%(1)       (3.76)%(6)
     ---------------------------------------------------------------------
     1  From October 19, 1993 (date of inception)
     2  From October 1, 1993 (date of inception)
     3  From November 1, 1996 (date of inception)
     4  From May 1, 1997 (date of inception)
     5  From October 15, 1997 (date of inception)
     6  From January 29, 1999 (date of inception)
     7  From May 1, 2000 (date of inception)
     =====================================================================

These figures  reflect  deduction of the maximum sales load. Fee waivers for the
Social Awareness, Mid Cap Value, Small Cap Growth,  International and Technology
Funds  reduced  Fund  expenses  and in the absence of such  waiver,  the average annual total return and aggregate total return would be reduced.

Quotations  of average  annual  total  return and  aggregate  total  return will reflect only the  performance of a  hypothetical  investment in the Funds during the particular time period shown.  Such quotations for the Funds will vary based on changes in market  conditions  and the level of the Funds'  expenses,  and no reported  performance  figure should be considered an indication of  performance which may be expected in the future.

The Funds may also quote after-tax  total returns and tax efficiency.  After-tax returns show the Funds'  annualized  after-tax total returns for the time period specified.  After-tax  returns  with  redemptions  show  the  Funds'  annualized after-tax  total  return for the time period  specified  plus the tax effects of selling your shares of the Funds at the end of the period.  To  determine  these figures,  all income,  short-term  capital  gain  distributions,  and  long-term capital  gain  distributions  are  assumed  to have  been  taxed  at the  actual historical  federal  maximum  tax rate.  Those  maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing  after-tax returns by pretax returns.  The highest  possible  score would be 100%,  which would apply to a Fund that had no taxable distributions.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax  returns depend on a shareholder's tax situation and may differ from those advertised by the Funds.  After-tax  returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                  P(1+T)n = ATRD

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions),  n= number of years,  ATRD = ending value of a hypothetical  $1,000  payment  made at the  beginning  of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year  periods (or  fractional  portion), after taxes on fund distributions but not after taxes on redemption.

Quotations  of average  annual total return  (after taxes on  distributions  and redemptions) will be calculated pursuant to the following formula:

                                 P(1+T)n = ATRDR

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions  and  redemptions,  n= number of years,  ATRDR =
ending value of a  hypothetical  $1,000 payment made at the beginning of the 1-,
5-,  or 10- year  periods  at the end of the 1-,  5-,  or  10-year  periods  (or fractional portion), after taxes on fund distributions and redemptions.

For the 1-, 5- and 10-year  periods  ended  September  30, 2002,  the  after-tax average annual total return for each Fund (excluding Alpha Opportunity Series as it was not available until February of 2003) was the following:

================================================================================
1 YEAR
--------------------------------------------------------------------------------
                                                                     CLASS A
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
After-tax return on distributions.................................   (25.24)%
After-tax return on distributions and sale of fund shares.........   (15.26)%
--------------------------------------------------------------------------------
EQUITY FUND
After-tax return on distributions.................................   (24.59)%
After-tax return on distributions and sale of fund shares.........   (14.98)%
--------------------------------------------------------------------------------
GLOBAL FUND
After-tax return on distributions.................................   (18.96)%
After-tax return on distributions and sale of fund shares.........   (11.55)%
--------------------------------------------------------------------------------
SOCIAL AWARENESS FUND
After-tax return on distributions.................................   (22.57)%
After-tax return on distributions and sale of fund shares.........   (13.75)%
--------------------------------------------------------------------------------
MID CAP VALUE FUND
After-tax return on distributions.................................   (10.63)%
After-tax return on distributions and sale of fund shares.........    (5.95)%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
After-tax return on distributions.................................   (24.23)%
After-tax return on distributions and sale of fund shares.........   (14.76)%
--------------------------------------------------------------------------------
ENHANCED INDEX FUND
After-tax return on distributions.................................   (26.06)%
After-tax return on distributions and sale of fund shares.........   (15.87)%
--------------------------------------------------------------------------------
INTERNATIONAL FUND
After-tax return on distributions.................................   (24.14)%
After-tax return on distributions and sale of fund shares.........   (14.70)%
--------------------------------------------------------------------------------
SELECT 25 FUND
After-tax return on distributions.................................   (18.91)%
After-tax return on distributions and sale of fund shares.........   (11.51)%
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
TECHNOLOGY FUND
After-tax return on distributions.................................   (34.53)%
After-tax return on distributions and sale of fund shares.........   (21.03)%
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
After-tax return on distributions.................................   (21.55)%
After-tax return on distributions and sale of fund shares.........   (12.92)%
================================================================================

================================================================================
5 YEARS
--------------------------------------------------------------------------------
                                                                     CLASS A
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
After-tax return on distributions.................................   (12.11)%
After-tax return on distributions and sale of fund shares.........    (7.46)%
--------------------------------------------------------------------------------
EQUITY FUND
After-tax return on distributions.................................    (6.93)%
After-tax return on distributions and sale of fund shares.........    (3.93)%
--------------------------------------------------------------------------------
GLOBAL FUND
After-tax return on distributions.................................    (1.30)%
After-tax return on distributions and sale of fund shares.........     0.58%
--------------------------------------------------------------------------------
SOCIAL AWARENESS FUND
After-tax return on distributions.................................    (4.33)%
After-tax return on distributions and sale of fund shares.........    (3.16)%
--------------------------------------------------------------------------------
MID CAP VALUE FUND
After-tax return on distributions.................................     7.03%
After-tax return on distributions and sale of fund shares.........     6.34%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
After-tax return on distributions.................................    (4.31)%(1)
After-tax return on distributions and sale of fund shares.........    (2.81)%(1)
--------------------------------------------------------------------------------
ENHANCED INDEX FUND
After-tax return on distributions.................................   (12.91)%(2)
After-tax return on distributions and sale of fund shares.........    (9.81)%(2)
--------------------------------------------------------------------------------
INTERNATIONAL FUND
After-tax return on distributions.................................   (15.51)%(2)
After-tax return on distributions and sale of fund shares.........   (11.57)%(2)
--------------------------------------------------------------------------------
SELECT 25 FUND
After-tax return on distributions.................................   (12.42)%(2)
After-tax return on distributions and sale of fund shares.........    (9.56)%(2)
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
TECHNOLOGY FUND
After-tax return on distributions.................................   (46.18)%(3)
After-tax return on distributions and sale of fund shares.........   (33.06%)(3)
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
After-tax return on distributions.................................     6.50%
After-tax return on distributions and sale of fund shares.........     6.70%
--------------------------------------------------------------------------------
1  From October 15, 1997 (date of inception) to September 30, 2002.
2  From January 29, 1999 (date of inception) to September 30, 2002.
3  From May 1, 2000 (date of inception) to September 30, 2002.
================================================================================

================================================================================
10 YEARS
--------------------------------------------------------------------------------
                                                                      CLASS A
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
After-tax return on distributions.................................    (0.05)%
After-tax return on distributions and sale of fund shares.........     1.43%
--------------------------------------------------------------------------------
EQUITY FUND
After-tax return on distributions.................................     4.70%
After-tax return on distributions and sale of fund shares.........     5.39%
--------------------------------------------------------------------------------
GLOBAL FUND
After-tax return on distributions.................................     3.71%(1)
After-tax return on distributions and sale of fund shares.........     4.21%(1)
--------------------------------------------------------------------------------
SOCIAL AWARENESS FUND
After-tax return on distributions.................................    (0.59)%(2)
After-tax return on distributions and sale of fund shares.........    (0.25)%(2)
--------------------------------------------------------------------------------
MID CAP VALUE FUND
After-tax return on distributions.................................    11.69%(3)
After-tax return on distributions and sale of fund shares.........    10.32%(3)
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
ENHANCED INDEX FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
INTERNATIONAL FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
SELECT 25 FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
TECHNOLOGY FUND
After-tax return on distributions.................................       ---
After-tax return on distributions and sale of fund shares.........       ---
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
After-tax return on distributions.................................     6.50%
After-tax return on distributions and sale of fund shares.........     6.70%
--------------------------------------------------------------------------------
1  From October 1, 1993 (date of inception) to September 30, 2002.
2  From November 1, 1996 (date of inception) to September 30, 2002.
3  From May 1, 1997 (date of inception) to September 30, 2002.
================================================================================

Quotations  of yield,  tax-equivalent  yield,  average  annual  total return and aggregate  total  return will  reflect only the  performance  of a  hypothetical investment  during the particular  time period shown.  Such quotations will vary based on changes in market conditions and the level of the Fund's expenses,  and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERMISSIBLE ADVERTISING INFORMATION

From  time to  time,  the  Funds  may,  in  addition  to any  other  permissible information, include the following types of information in advertisements, sales
literature,   reports  to   shareholders   and  other  investor   communications
("advertisements"):  (1) discussions of general economic or financial principles
(such as the effects of compounding and the benefits of dollar-cost  averaging);
(2) discussions about past, current or possible  economic,  market and political trends and events;  (3)  presentations  of statistical  data to supplement  such discussions; (4) published evaluations by nationally recognized ranking services and financial or business  publications or other media including reprints of, or selections from, such publications;  (5) descriptions and updates concerning the
Funds' strategies,  and past or anticipated portfolio investments;  (6) analysis
of  their  investments  by  industry,   country,  credit  quality  and/or  other
characteristics;  (7) the general  biography or work experience of the portfolio managers  of the  Funds  including  information  about  awards  received  by the portfolio managers,  mentions of a manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at  conferences  or trade shows;  (8)  portfolio  manager  commentary  or market updates; (9) investment philosophy and the research methodology underlying stock selection  or  the  Funds'  investment  objective;  (10)  a  discussion  of  the risk/return  continuum  relating to different  investments;  (11) discussions on general  principles of investing such as asset allocation,  diversification  and risk tolerance;  (12) testimonials describing the experience of persons who have invested  in a  Fund;  (13)  discussions  about  retirement  and  investing  for retirement;  (14) data  concerning the projected cost of a college  education in future  years based on current or recent costs of college and an assumed rate of increase for such costs;  (15)  information  regarding the relative  reliance in recent years on personal savings for retirement income versus reliance on Social
Security  benefits  and  company  sponsored  retirement  plans;  and (16)  other information of interest to investors.

Advertisements  also may  include  the  Funds'  performance,  goals,  risks  and expenses  compared  with (a)  various  indexes so that  investors  may compare a
Fund's results with those of a group of unmanaged  securities widely regarded by investors as  representative  of the  securities  markets in general;  (b) other groups of mutual funds tracked by Lipper Analytical  Services Inc.,  Morningstar or  another  independent  research  firm  which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other  criteria;  (c) the Consumer  Price Index  (measure for  inflation)  to assess  the real  rate of  return  from an  investment  in the  Fund;  (d) other statistics  such as gross  national  product  or gross  domestic  product of the
United  States or other  countries  or  regions,  net import and export  figures derived from governmental publications (e.g., The Survey of Current Business) or
other  independent  parties  (e.g.,  the  Investment  Company   Institute),   to
illustrate investment attributes to the Funds or the general economic, business, investment,  or financial  environment  in which the Funds  operate;(e)  various financial,  economic and market  statistics  developed  by brokers,  dealers and other persons to illustrate aspects of a Fund's performance;  (f) the sectors or industries  in which the Funds  invest  compared to relevant  indexes or surveys
(e.g.,  S&P  Industry   Surveys)  in  order  to  evaluate  the  Funds'  historic
performance  or  current or  potential  value  with  respect  to the  particular industry or sector;  (g) a hypothetical or model portfolio;  or (h) other mutual funds.  The Funds also may  discuss  and  compare in  advertising  the  relative performance  of  various  types of  investment  instruments  including,  but not limited to, certificates of deposit,  ordinary interest savings accounts,  other forms of fixed or variable time deposits,  qualified  retirement plans,  stocks,
Treasury  securities,  and bonds, over various time periods and covering various holding periods.  Such  comparisons may compare these  investment  categories to each other or to changes in the Consumer Price Index. In addition, the Funds may quote various  measures of volatility  and benchmark  correlation in advertising and other  materials and may compare these  measures to those of indexes,  other funds or types of investments.

The Funds'  advertisements  may also include rankings or ratings of its transfer agent,  and  of  the  investor  services  provided  by  the  transfer  agent  to shareholders  of the  Security  Funds  other than  performance  rankings  of the
Security Funds themselves. Those ratings or rankings of shareholder and investor services by third  parties may include  comparisons  of their  services to those provided  by other  mutual  fund  families  selected  by the  rating or  ranking services.  They may be based upon the opinions of the rating or ranking  service itself,  using its  research or judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

The Funds, in their  advertisements,  may refer to pending legislation from time to time and the possible  effect of such  legislation  on investors,  investment strategy and related  matters.  This would  include any tax  proposals and their effect on marginal tax rates and tax-equivalent yields.

From time to time,  advertisements  may include  general  information  about the services and  products  offered by the Security  Funds,  Security  Distributors,
Inc., and Security  Benefit Life  Insurance  Company and its  subsidiaries.  For example,  such  advertisements may include  statistical  information about those entities  including,  but not  limited  to, the  number of  current  shareholder accounts,  the  amount  of  assets  under  management,  sales  information,  the distribution  channels  through  which the  entities'  products  are  available, marketing  efforts  and  statements  about  this  information  by the  entities'
officers, directors and employees.

All performance information that the Funds advertise is historical in nature and is not  intended to  represent or  guarantee  future  results.  The value of the
Funds'  shares  when  redeemed  may be more or less than  their  original  cost.
Performance information may be quoted numerically or presented in a table, graph or other illustration.  The Funds' returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

In connection with a ranking, the Funds may provide additional information, such as the  particular  category to which it is related,  the number of funds in the category,  the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.  In assessing comparisons of performance,  you should keep in mind that the composition of the investments in the reported indexes and averages is not identical to any Fund's portfolios, the indexes and  averages are  generally  unmanaged,  and the items  included in the calculations  of the averages may not be identical to the formula used by a Fund to calculate its figures. For example, unmanaged indexes may assume reinvestment of dividends  but generally do not reflect  deductions  for  administrative  and management  costs.  In addition,  there can be no assurance  that the Funds will continue their performance as compared to these other averages.

RETIREMENT PLANS

Security  Financial  Resources,  Inc., an affiliate of the  Investment  Manager, offers  tax-qualified  retirement plans for individuals  (Individual  Retirement
Accounts,   known  as  IRAs),   several  prototype   retirement  plans  for  the
self-employed (Keogh plans),  pension and profit-sharing plans for corporations, and  custodial  account  plans  for  employees  of  public  school  systems  and organizations  meeting the  requirements  of Section  501(c)(3)  of the Internal
Revenue Code.  Actual  documents and detailed  materials about the plans will be provided upon request to the Distributor.

Purchases  of the Funds'  shares under any of these plans are made at the public
offering  price  next  determined  after   contributions  are  received  by  the
Distributor.  The Funds'  shares owned under any of the plans have full dividend and  redemption  privileges.  Depending  on the  terms of the  particular  plan, retirement benefits may be paid in a lump sum or in installment  payments over a specified period. There are possible penalties for premature  distributions from such plans.

Security Management Company,  LLC is available to act as custodian for the plans on a fee basis.  In 2002,  UMB Bank,  n.a. began serving as the custodian of the plans. For IRAs, SIMPLE IRAs, Roth IRAs,  Coverdell  Education Savings Accounts,
and  Simplified  Employee  Pension (SEP) plans,  service fee for such  custodial services currently is: $10 for annual  maintenance of the account.  Service fees for Section 403(b) Retirement Plans are set forth in "403(b)  Retirement Plans."
Service  fees for other  types of plans will vary.  These fees will be  deducted from the plan assets. Optional supplemental services are available from Security
Financial Resources, Inc. for additional charges.

Retirement  investment programs involve commitments covering future years. It is important  that  the  investment  objectives  and  structure  of  the  Funds  be considered by the investors for such plans. A brief description of the available tax-qualified  retirement  plans  is  provided  below.  However  the  tax  rules applicable to such  qualified  plans vary  according to the type of plan and the terms and  conditions  of the plan  itself.  Therefore,  no  attempt  is made to provide  more than  general  information  about the various  types of  qualified plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment  in shares of the Funds or in other Funds in the Security  Group.  An individual  may  initiate  an IRA  through  the  Underwriter  by  executing  the custodial  agreement and making a minimum initial investment of at least $100. A
$10 annual fee is charged for maintaining the account.

An individual  may make a contribution  to a traditional  IRA each year of up to the lesser of 100% of earned  income  under  current  tax law or the  applicable dollar amount as shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2002-2004          $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

The  IRAs  described  in  this  paragraph  are  called   "traditional  IRAs"  to
distinguish them from the "Roth IRAs," which are described  below.  Spousal IRAs allow an  individual  and his or her spouse to  contribute  up to the maximum to each of their  respective  IRAs (up to 100% of joint earned income) so long as a joint tax return is filed. The maximum amount the higher  compensated spouse may contribute  for the year is the  lesser of the  applicable  sum set forth in the table  above  or 100% of that  spouse's  compensation.  The  maximum  the  lower compensated  spouse may  contribute is the lesser of (i) the  applicable sum set forth in the table  above or (ii) 100% of that  spouse's  compensation  plus the amount by which the higher compensated spouse's  compensation exceeds the amount the higher  compensated  spouse contributes to his or her IRA. If you are age 50 or over, you may make an additional  catch up contribution  to your  traditional
IRA of $500  during the tax years of  2002-2005,  or $1,000 for tax year 2006 or any tax year thereafter.

Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions  to an IRA is the  lesser of the  applicable  sum set forth in the table above or the  taxpayer's  compensation  for the year.  If the  taxpayer is
covered  by  an   employer-sponsored   retirement   plan,   the  amount  of  IRA
contributions  the  taxpayer  may deduct in a year may be reduced or  eliminated based on the  taxpayer's  adjusted gross income for the year. The adjusted gross income  level at  which a  single  taxpayer's  deduction  for 2002 is  affected,
$34,000,  will  increase  annually  until the year 2005 as follows:  $40,000 for
2003,  $45,000 for 2004 and $50,000 for 2005 and thereafter.  The adjusted gross income level at which the  deduction  for 2002 for a married  taxpayer (who does not file a separate return) is affected,  $54,000,  will increase annually until the year 2007 as follows:  $60,000 for 2003, $65,000 for 2004, $70,000 for 2005,
$75,000  for  2006 and  $80,000  for 2007 and  thereafter.  If the  taxpayer  is married,  files a separate tax return, and is covered by a qualified  retirement plan,  the  taxpayer  may not make a  deductible  contribution  to an IRA if the taxpayer's  income  exceeds  $10,000.  If  the  taxpayer  is not  covered  by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA  contributions  will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.

Contributions must be made in cash no later than April 15 following the close of the tax year.  No annual  contribution  is  permitted  for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual  contributions,  total  distributions  and certain partial distributions from certain  employer-sponsored  retirement plans may be eligible to be reinvested  into a traditional  IRA if the  reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Section 408A of the Code permits  eligible  individuals to establish a Roth IRA.
Contributions  to a Roth  IRA are not  deductible,  but  withdrawals  that  meet certain  requirements  are not subject to federal income tax. The maximum annual contribution  amount  is equal to the  lesser  of 100% of  earned  income or the applicable dollar amount shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2002-2004          $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently  $150,000 for a married  couple  filing a joint return and $95,000 for a single  taxpayer).  The maximum amount you may  contribute  will also be reduced by any amounts that you contribute  to a  traditional  IRA.  If you are age 50 or over,  you may make an additional  catch up  contribution to your Roth IRA of $500 during the tax years of 2002-2005 or $1,000 if it is during the 2006 tax year or any year thereafter.
In general, Roth IRAs are subject to certain required distribution requirements.
Unlike  a  traditional  IRA,  Roth  IRAs are not  subject  to  minimum  required distribution rules during the owner's lifetime.  Generally,  however, the amount remaining in a Roth IRA must be  distributed  by the end of the fifth year after the death of the owner.

The owner of a traditional  IRA may convert the  traditional IRA into a Roth IRA under certain  circumstances.  The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted  traditional IRA to federal income tax.
If a  traditional  IRA is  converted  to a Roth IRA,  the taxable  amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion.

COVERDELL EDUCATION SAVINGS ACCOUNTS

Section 530 of the Code permits  eligible  individuals  to establish a Coverdell
Education  Savings  Account  on  behalf  of a  beneficiary.  Contributions  to a
Coverdell   Education   Savings  Account  are  not  deductible,   but  qualified
distributions  to the  beneficiary  are not subject to federal  income tax.  The maximum annual  contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000,  or if the individual  is  married  and the couple has a  combined  adjusted  gross  income between $190,000 and $220,000.  Coverdell Education Savings Accounts are subject to certain required distribution  requirements.  Generally, the amount remaining in a Coverdell  Education  Savings  Account must be  distributed  within 30 days after the beneficiary's  30th birthday or rolled into a new Coverdell  Education
Savings Account for another eligible beneficiary.

SIMPLE IRAS

In general,  a SIMPLE plan may be established by any employer,  including a sole proprietorship or corporation with 100 or fewer employees,  and must be the only retirement  plan  maintained by the  employer.  Under a SIMPLE plan using SIMPLE
IRAs,  a SIMPLE IRA is created for each  eligible  employee  which,  in general, includes all employees who received at least $5,000 in  compensation  during any two years preceding the year for which  eligibility is being  determined  (i.e., the current year) and is reasonably  expected to earn at least $5,000 during the current year. As with  SEP-IRAs,  SIMPLE IRAs are  individual  accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA.

The  Investment  Manager makes  available  SIMPLE IRAs to provide  investment in shares of the Funds.  Contributions  to a SIMPLE IRA will  include  both  salary deferral contributions and employer contributions. Contributions must be made in cash and cannot exceed the maximum  amount  allowed  under the Internal  Revenue
Code.  On a  pre-tax  basis,  compensation  (through  salary  deferrals)  may be contributed to a SIMPLE IRA. Elective deferrals are based on a stated percentage of the employee's compensation,  and are limited to the applicable dollar amount per year as shown in the table below.

                    =======================================
                         TAX YEAR           DEFERRED AMOUNT
                    ---------------------------------------
                           2003                  $ 8,000
                           2004                  $ 9,000
                    2005 and thereafter          $10,000
                    =======================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA in an amount up to the lesser of
(i)  your  compensation  for  the tax  year,  reduced  by all of  your  elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                    ========================================
                                            ADDITIONAL CATCH
                         TAX YEAR               UP AMOUNT
                    ----------------------------------------
                           2003                   $1,000
                           2004                   $1,500
                           2005                   $2,000
                    2006 and thereafter           $2,500
                    ========================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. Catch-up  contributions are only available to individuals  for whom no other elective  deferrals may otherwise be made for the year because of a limit imposed by law or the plan.  In addition,  employers are required to make either (1) a dollar-for-dollar  matching  contribution or (2) a nonelective  contribution to each  participant's  account each year. In general, matching  contributions  must equal up to 3% of compensation,  but under certain circumstances,  employers may make lower matching contributions.  Instead of the match, employers may make a nonelective contribution equal to 2% of compensation
(compensation  for  purposes  of any  nonelective  contribution  is  limited  to
$200,000, as indexed).

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing  plans meeting the requirements of
Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements of Internal  Revenue Code Section  501(c)(3) may purchase shares of the Funds or of other funds in the Security Group,  which funds include Security
Social Awareness, Capital Preservation, Diversified Income and High Yield Funds,
under a Section  403(b)  Plan.  Class A shares may not be available to custodial accounts of the Investment  Manager opened on or after June 5, 2000. The minimum initial or subsequent  investment in a custodial  account under a Section 403(b)
Plan is $50. An annual  administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A prototype SEP is available for corporations,  partnerships or sole proprietors desiring  to  adopt  such a plan for  purchases  of IRAs  for  their  employees.
Employers  establishing  a SEP may  contribute a maximum of $40,000 a year to an
IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

The audited financial  statement of the Funds, which are contained in the Funds'
September 30, 2002 Annual Report, are incorporated  herein by reference.  Copies of the Annual  Report are  provided to every  person  requesting  a Statement of
Additional Information.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. --

AAA. Bonds which are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edge."  Interest  payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

BA.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

CAA.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION --

AAA. Bonds rated AAA have the highest rating  assigned by Standard & Poor's to a debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominately  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of  speculation  and CC the highest degree of  speculation.  While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  Articles of Incorporation(8)

(b)  Bylaws(2)

(c)  Specimen copy of share certificates for Fund's shares of capital stock(4)

(d)  (1)  Investment Management and Services Agreement
     (2)  Sub-Advisory Contract - Oppenheimer(1)
     (3)  Sub-Advisory Contract - RS Investment(8)
     (4)  Sub-Advisory Contract - Deutsche Asset Management, Inc.(7)
     (5)  Sub-Advisory Contract - Wellington(3)
     (6)  Form of Sub-Advisory Contract - Mainstream(8)
     (7)  Sub-Advisory Contract - Templeton(8)

(e)  (1)  Distribution Agreement
     (2)  Class B Distribution Agreement(8)
     (3)  Class C Distribution Agreement(8)
     (5)  Underwriter-Dealer Agreement(5)

(f)  Not applicable

(g)  (1)  Custodian Agreement - UMB Bank(9)
     (2)  Custodian Agreement - State Street
     (3)  Form of Custodian Agreement - Banc of America(8)

(h)  Not applicable

(i)  Legal Opinion(7)

(j)  Consent of Independent Auditors

(k)  Not applicable

(l)  Not applicable

(m)  (1)  Class A Distribution Plan
     (2)  Class B  Distribution  Plan(8)
     (3)  Class C Distribution Plan(8)
     (5)  Brokerage Enhancement Plan(8)
     (6)  Form of Shareholder Service Agreement(6)

(n)  Multiple Class Plan(8)

(o)  RESERVED

(p)  Code of Ethics
     (1)  Security Funds, Security Management Company, LLC ("SMC"), and Security
          Distributors, Inc.(5)
     (2)  Sub-Adviser Code of Ethics - Oppenheimer(8)
     (3)  Sub-Adviser Code of Ethics - RS Investment(8)
     (4)  Sub-Adviser Code of Ethics - Deutsche Asset Management, Inc.(8)
     (5)  Sub-Adviser Code of Ethics - Wellington(5)
     (6)  Sub-Adviser Code of Ethics - Templeton(8)
     (7)  Sub-Adviser Code of Ethics - Mainstream

(q)  Power of Attorneys(5)

(1)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective  Amendment  No. 83 to  Registration  Statement
     2-19458 (filed November 13, 1998).

(2)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective  Amendment  No. 86 to  Registration  Statement
     2-19458 (filed November 29, 1999).

(3)  Incorporated  herein by  reference  to the  Exhibits  filed with SBL Fund's
     Post-Effective  Amendment No. 41 to Registration  Statement  2-59353 (filed
     May 1, 2000).

(4)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective  Amendment  No. 89 to  Registration  Statement
     2-19458 (filed May 1, 2000).

(5)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective  Amendment  No. 90 to  Registration  Statement
     2-19458 (filed November 20, 2000).

(6)  Incorporated herein by reference to the Exhibits filed with Security Income
     Fund's  Post-Effective  Amendment No. 71 to Registration  Statement 2-38414
     (filed January 11, 2002).

(7)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective  Amendment  No. 92 to  Registration  Statement
     2-19458 (filed January 15, 2002).

(8)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective  Amendment  No. 93 to  Registration  Statement
     2-19458 (filed November 15, 2002).

(9)  Incorporated herein by reference to the Exhibits filed with Security Income
     Fund's  Post-Effective  Amendment No. 73 to Registration  Statement 2-38414
     (filed January 10, 2003).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Not applicable.

ITEM 25.  INDEMNIFICATION

A policy of insurance covering Security Management  Company,  LLC, its affiliate
Security  Distributors,  Inc.,  and all of the registered  investment  companies advised by Security Management Company,  LLC insures the Registrant's  directors and officers  against  liability  arising by reason of an alleged breach of duty caused by any negligent act, error or accidental  omission in the scope of their duties.

Article Tenth of  Registrant's  Articles of  Incorporation  provides in relevant part as follows:

"(5)  Each director and officer (and his heirs,  executors  and  administrators)
      shall be  indemnified  by the  Corporation  against  reasonable  costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party  by  reason  of his  being  or  having  been a
      Director or officer of the Corporation,  except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved  in the  conduct  of his  office.  In the  absence  of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross  negligence  or  reckless  disregard  of the duties  involved in the conduct of his office, or in the event of a settlement,  each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation  against payment made,  including  reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion  of  independent  counsel  that the  Director  or  officer  has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless  disregard  of the duties  involved in the conduct of his office.
      The indemnity  provided  herein  shall,  in the event of settlement of any such  action,  suit or  proceeding,  not  exceed  the costs  and  expenses
      (including  attorneys'  fees) which would reasonably have been incurred if such action,  suit or proceeding had been litigated to a final conclusion.
      Such a determination by independent  counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder  from challenging such  indemnification  by appropriate  legal proceeding on the grounds  that the  officer  or  Director  was  liable  because  of willful misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved in the conduct of his office.  The  foregoing  rights and indemnification  shall not be  exclusive  of any other rights to which the officers and Directors may be entitled according to law."

Article Sixteenth of Registrant's Articles of Incorporation, as amended December
10, 1987, provides as follows:

"A  director  shall  not  be  personally  liable  to the  corporation  or to its stockholders  for monetary  damages for breach of fiduciary  duty as a director, provided  that this  sentence  shall not  eliminate nor limit the liability of a director:

A.  for any breach of his or her duty of loyalty  to the  corporation  or to its stockholders;

B.  for  acts or  omissions  not in good  faith  or  which  involve  intentional misconduct or a knowing violation of law;

C.  for an unlawful dividend,  stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D.  for any  transaction  from which the director  derived an improper  personal benefit."

Item  Thirty of  Registrant's  Bylaws,  dated  February  3, 1995,  provides,  in relevant part, as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the  request of the  Corporation  as a Director or officer of another corporation (including the heirs,  executors,  administrators and estate of such person) shall be indemnified  by the  Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter  amended,  against any liability,  judgment,  fine,  amount paid in settlement,  cost and expense (including attorneys' fees) asserted or threatened against and  incurred  by such  person in his/her  capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification  provided by this bylaw  provision shall not be exclusive of any other rights to which those  indemnified  may be entitled  under the Articles of
Incorporation,   under  any  other  bylaw  or  under  any  agreement,   vote  of
stockholders or disinterested directors or otherwise, and shall not limit in any way any right  which  the  Corporation  may have to make  different  or  further indemnification  with  respect  to the same or  different  persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage,  liability or expense  suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other  corporation which (s)he  serves as a Director or officer at the request of the  Corporation, if such  person  (a)  exercised  the same  degree of care and skill as a prudent person would have exercised  under the  circumstances  in the conduct of his/her own affairs,  or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the
Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

In the event any  provision  of this  section  30 shall be in  violation  of the
Investment  Company  Act of 1940,  as amended,  or of the rules and  regulations promulgated  thereunder,  such  provisions  shall be void to the  extent of such violations."

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the
Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or  controlling  person of the Registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Information  as to the  directors  and  officers of the Adviser,  together  with information as to any other  business,  profession,  vocation or employment of a substantial  nature  engaged in by the  directors and officers of the Adviser in the last two years,  is  included  in its  application  for  registration  as an investment  adviser on Form ADV (File No.  801-8008)  filed under the Investment
Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers,  together with information as to any other  business,  profession,  vocation or employment of a substantial  nature engaged in by the directors and officers of the sub-advisers in the last two years,  are included in their  application  for  registration as investment advisers on Forms ADV for Mainstream  Investment Advisers,  LLC (File
No.  801-54799);  OppenheimerFunds,  Inc.,  (File No.  801-8253);  RS Investment
Management,   L.P.  (File  No.  801-44125);   Deutsche  Asset  Management,  Inc.
(formerly,  Morgan Grenfell,  Inc.) (File No. 801-27291);  Templeton  Investment
Counsel,  LLC (File No.  801-15125);  and  Wellington  Management  LLP (File No.
801-15908).

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Security  Mid Cap Growth Fund
     Security Income Fund
     Security Large Cap Value Fund
     Security Municipal Bond Fund
     SBL Fund
     Variflex Separate Account (Variflex)
     Variflex Separate Account (Variflex ES)
     SBL Variable Life Insurance Account (Varilife)
     SBL Variable Annuity Account VIII (Variflex LS)
     SBL Variable Annuity Account VIII (Variflex Signature)
     SBL Variable Annuity Account VIII (Variflex Extra Credit)
     SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
     SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
     SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
     SBL Variable Annuity Account XIV (NEA Valuebuilder)
     SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
     SBL  Variable  Annuity  Account  XIV  (Security  Benefit  Advisor  Variable
       Annuity)
     SBL Variable Annuity Account XIV (AEA Variable Annuity)

(b)            (1)                    (2)                           (3)
     Name and Principal     Position and Offices          Position and Offices
     Business Address*        with Underwriter               with Registrant
     ------------------     --------------------          --------------------
     Gregory J. Garvin      President and Director        None
     John D. Cleland        None                          Chairman of the Board
                                                           and Director
     James R. Schmank       Director                      President and Director
     Amy J. Lee             Secretary                     Secretary
     Tamara L. Brownfield   Treasurer                     None
     Brenda M. Harwood      Vice-President and Director   Treasurer
     Frank Memmo            Director                      None
     Richard J. Wells       Director                      None

     *One Security Benefit Place, Topeka, Kansas 66636-0001

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section
31(a) of the 1940 Act and the rules  promulgated  thereunder  are  maintained by
Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636-0001;  Lexington Management  Corporation,  Park 80 West, Plaza Two, Saddle
Brook, New Jersey 07663; Meridian Investment Management Corporation,  12835 East
Arapahoe Road, Tower II, 7th Floor, Englewood,  Colorado,  80112; Strong Capital
Management,  Inc., 100 Heritage  Reserve,  Menomonee  Falls,  Wisconsin,  53051;
Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San
Mateo, California 94404;  OppenheimerFunds,  Inc., 498 Seventh Avenue, New York,
New York 10018;  Wellington  Management Company,  LLP, 75 State Street,  Boston,
Massachusetts  02109; and Deutsche Asset Management,  Inc., 345 Park Avenue, New
York,  New York  10154.  Records  relating  to the  duties  of the  Registrant's custodian are  maintained  by UMB Bank,  N.A.,  928 Grand  Avenue,  Kansas City,
Missouri 64106;  Chase Manhattan Bank, 4 Chase MetroTech Center,  Brooklyn,  New
York 11245 and State Street Bank and Trust  Company,  801  Pennsylvania,  Kansas
City, Missouri 64105.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the Securities Act and the Investment  Company
Act of 1940, the Registrant  certifies  that it meets all the  requirements  for effectiveness  of this  registration  statement  under  Rule  485(b)  under  the
Securities Act and has duly caused this  Registration  Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 8th day of January, 2003.

John D. Cleland                            SECURITY EQUITY FUND
Chairman of the Board and Director         (The Fund)

James R. Schmank                       By:      JAMES R. SCHMANK
President and Director                     -------------------------------------
                                           James R. Schmank, President and as
Donald A. Chubb, Jr.                       Attorney-In-Fact for the Officers
Director                                   Directors Whose Names Appear Opposite

Penny A. Lumpkin
Director                                        BRENDA M. HARWOOD
                                           -------------------------------------
Mark L. Morris, Jr.                        Brenda M. Harwood, Treasurer
Director                                   (Principal Financial Officer)

Maynard Oliverius
Director